                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant /X/

Filed by a party other than the Registrant / /


Check the appropriate box:
/ / Preliminary Proxy Statement
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           DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.

                                 TEMPO-LP, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 TEMPO-GP, INC.
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                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
/ / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



1. Title of each class of securities to which transaction applies:
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2. Aggregate number of securities to which transaction applies:
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3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4. Proposed maximum aggregate value of transaction:
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5. Total fee paid:
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/X/ Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
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4. Date Filed:
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           DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048



                                                               December 29, 1997


Dear Assigned Benefit Certificate Holder,


    The General Partner of Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P. (the "Partnership") is pleased to report that the Partnership has entered into an agreement, subject to the approval of the holders of Assigned Benefit Certificates ("ABCs"), with CAPREIT Acquisition Corp., a party unaffiliated with the Partnership, to sell the Partnership's tax-exempt mortgage bonds and other assets.


    In connection with the sale, the holders of ABCs will receive total consideration equal to approximately $127,000,000 in cash, less expenses of the sale. The General Partner seeks your consent to the sale, which the General Partner believes is well-timed to take advantage of low interest rates, a strong bond market and substantially improved values in the multi-family residential housing market. After the sale, the Partnership intends to dissolve and distribute the net cash proceeds from the sale equal to approximately $16.84 per ABC. The Partnership has previously distributed the proceeds from the sale of the bond relating to the Township at Hampton Woods Apartments equal to $1.55 per ABC. When combined with the approximately $12.90 per ABC previously distributed, and expected to be distributed, from operations, the Partnership will have distributed approximately $31.29 per ABC during the existence of the Partnership.

    The General Partner expects to wind up the Partnership's affairs and make final distributions by the end of 1998. Neither the General Partner nor its affiliates will receive any proceeds from the sale.

    THE GENERAL PARTNER HAS RECEIVED AN OPINION FROM CUSHMAN & WAKEFIELD, INC. THAT THE SALE IS ADVISABLE AT THIS TIME AND THE PURCHASE PRICE PAYABLE BY CAPREIT IS FAIR TO YOU FROM A FINANCIAL POINT OF VIEW. THE GENERAL PARTNER BELIEVES THAT THE SALE IS IN YOUR BEST INTERESTS, AND RECOMMENDS THAT YOU CONSENT.

    In case the sale to CAPREIT is not consummated, the General Partner also seeks your consent to sell the Partnership's assets to another purchaser or purchasers at any time during the twelve month period beginning when the consent of the holders of a majority of the ABCs is received, so long as the General Partner receives a fairness opinion from an unaffiliated third party.

    Thank you and I look forward to receiving your consent.

                                        /s/ William B. Smith
                                        William B. Smith
                                        Chairman, Tempo-GP, Inc.
                                        General Partner

       YOUR CONSENT IS IMPORTANT. FAILURE TO RETURN THE CONSENT FORM WILL BE
              CONSIDERED WITHHOLDING CONSENT FOR THE TRANSACTION.


      PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT BY JANUARY 30, 1998.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE TRANSACTIONS DESCRIBED IN THIS INFORMATION STATEMENT, NOR HAVE THEY DETERMINED IF THIS INFORMATION STATEMENT IS ACCURATE OR ADEQUATE. FURTHER, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THE FAIRNESS OR MERITS OF THE TRANSACTIONS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS INFORMATION STATEMENT IS DATED DECEMBER 29, 1997 AND IS FIRST BEING MAILED
                                 TO HOLDERS OF
                      ABCS ON OR ABOUT DECEMBER 29, 1997.

           DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                 INFORMATION STATEMENT FURNISHED IN CONNECTION
                       WITH THE SOLICITATION OF CONSENTS


    This Information Statement is furnished to the holders (the "ABC Holders") of Assigned Benefit Certificates (the "ABCs") of the limited partner of Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P., a Delaware limited partnership (the "Partnership"), by Tempo-GP, Inc., a Delaware corporation and general partner of the Partnership (the "General Partner"). The General Partner seeks your consent to (i) the proposed sale of the assets of the Partnership to CAPREIT Acquisition Corp., a party unaffiliated with the Partnership or its affiliates, including Realty (as defined herein) (the "Purchaser"), and (ii) the subsequent dissolution and liquidation of the Partnership (the "Dissolution"). The Partnership's assets consist of federally tax-exempt revenue bonds (the "Revenue Bonds") and equity interests (the "Equity Interests" and, collectively with the Revenue Bonds, the "Partnership Assets") in entities which own certain of the real properties securing the Revenue Bonds. The total consideration to be received in connection with the sale of the Partnership Assets and the sale of certain assets owned by Dean Witter Realty Inc., a Delaware corporation and affiliate of the General Partner ("Realty"), and related to the Partnership (the "Realty Assets"), the proceeds of which have been assigned to the Partnership, is $127,000,000 (the "Sale Price"). The sale of the Partnership Assets and Realty Assets to the Purchaser is hereinafter referred to as the "Sale." In connection with the Sale, the General Partner received the opinion of Cushman & Wakefield, Inc. ("C & W, Inc.") as to the timing of the sale of the Partnership Assets and the fairness of the Sale Price to the ABC Holders from a financial point of view.


    The Partnership intends to distribute approximately $15.00 per ABC, which represents approximately 90% of the estimated net cash proceeds of the Sale, within ten days after the consummation of the Sale. The Partnership expects to distribute the remaining approximately 10% of the estimated net cash proceeds of the Sale, equal to approximately $1.84 per ABC, upon winding up its affairs, which the General Partner anticipates will occur by December 31, 1998. The Partnership has previously distributed sales proceeds of $1.55 per ABC from the sale of the tax-exempt revenue bond relating to the Township at Hampton Woods Apartments. As a result, ABC Holders will have received total sales proceeds of approximately $18.39 per ABC. The Partnership has also distributed approximately $11.97 per ABC from operations from inception through November 11, 1997. The Partnership expects to distribute approximately $.93 per ABC from a combination of quarterly distributions from operations and cash reserves by December 31, 1998 for total distributions of approximately $12.90 per ABC from operations. As a result, aggregate distributions of approximately $31.29 per ABC will have been made during the existence of the Partnership. The actual amounts distributed to the ABC Holders may vary from the amounts set forth above as a result of contingent liabilities, transaction-related costs, sales price adjustments and other matters. The General Partner expects ABC Holders who purchased their ABCs in the original offering by the Partnership to incur a tax loss as a result of the Sale and the Dissolution but the state and federal income tax consequences will vary for those ABC Holders who purchased their ABCs through secondary market purchases after the original offering by the Partnership.

    Neither the General Partner nor any of its affiliates will receive a fee or any proceeds of the Sale or any other compensation or distributions in connection with the Sale.

    In case the Sale is not consummated, the General Partner seeks the consent of the ABC Holders to sell all the Partnership's assets during the twelve-month period beginning when the consent of the ABC Holders is received (the "Substitute Sale Period") in one transaction or in a series of related transactions so long as the General Partner receives a fairness opinion rendered by an unaffiliated third party (collectively, with the sale of the Realty Assets, the "Substitute Sale"). The Sale of the Partnership Assets pursuant to the Sale, or a Substitute Sale if necessary, and the Dissolution are hereinafter referred to as the "Transaction." If the Sale or a Substitute Sale is not consummated, the Partnership will not be liquidated and will continue its current business activities.


    Holders of record of ABCs at the close of business on December 12, 1997 will be entitled to consent to the Transaction.


    THE BOARD OF DIRECTORS OF THE GENERAL PARTNER, HAVING DETERMINED THAT THE TRANSACTION IS FAIR TO, AND IN THE BEST INTERESTS OF, THE ABC HOLDERS, HAS UNANIMOUSLY APPROVED THE TRANSACTION, AND UNANIMOUSLY RECOMMENDS THAT ABC HOLDERS CONSENT TO THE TRANSACTION.

YOUR CONSENT IS IMPORTANT. FAILURE TO RETURN THE CONSENT FORM WILL BE CONSIDERED
                    WITHHOLDING CONSENT FOR THE TRANSACTION.


    PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT BY JANUARY 30, 1998



    December 29, 1997

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
QUESTIONS AND ANSWERS ABOUT THE SALE.......................................................................           3
SUMMARY....................................................................................................           6
SELECTED FINANCIAL DATA....................................................................................          10
THE TRANSACTION............................................................................................          12
  BACKGROUND FOR THE TRANSACTION...........................................................................          12
    Formation of the Partnership...........................................................................          12
    Acquisition of Equity Interests........................................................................          12
    Performance of the Partnership.........................................................................          12
    Prospects of the Partnership...........................................................................          13
  CONDUCT OF DECISION--MAKING PROCESS......................................................................          13
    General Partner........................................................................................          13
    Meetings of the Board of Directors of the General Partner in 1997......................................          13
    Selection of Financial Advisors........................................................................          14
    Competitive Auction....................................................................................          14
    Negotiations with Potential Purchasers.................................................................          15
    Approval of the General Partner........................................................................          15
    Fairness Opinion.......................................................................................          15
  RECOMMENDATIONS OF THE GENERAL PARTNER...................................................................          17
  PLANS IF THE SALE IS NOT CONSUMMATED.....................................................................          17
  RISKS AND BENEFITS TO ABC HOLDERS IF THE PARTNERSHIP SELLS ITS ASSETS....................................          18
  RISKS AND BENEFITS TO ABC HOLDERS IF THE PARTNERSHIP DOES NOT SELL ITS ASSTES............................          18
    Interest Rate Structure................................................................................          18
    Real Estate Investments................................................................................          19
    Non-Recourse Mortgage Loans............................................................................          19
    Income Tax Risks.......................................................................................          19
    Transaction Costs......................................................................................          20
    Possible Benefits from Continuation of the Partnership's Business......................................          20
THE SALE...................................................................................................          20
  THE PURCHASE AGREEMENTS..................................................................................          20
    General................................................................................................          20
    Sale Price.............................................................................................          21
    Conditions to Closing..................................................................................          22
    Representations and Warranties.........................................................................          22
    Limitation of Remedies Upon a Breach Prior to Closing..................................................          23
    Indemnification after Closing..........................................................................          23
  FINAL DISTRIBUTION, LIQUIDATION AND DISSOLUTION..........................................................          23
INTERESTS OF THE GENERAL PARTNER AND AFFILIATES............................................................          24
  DISTRIBUTION TO THE GENERAL PARTNER IF THE TRANSACTION IS CONSUMMATED....................................          24
  DISTRIBUTIONS AND FEES TO THE GENERAL PARTNER OR ITS AFFILIATES IF THE TRANSACTION IS NOT CONSUMMATED....          24
INCOME TAX MATTERS.........................................................................................          25
  FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF THE PARTNERSHIP'S ASSETS..................................          25
  FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION OF THE PARTNERSHIP....................................          25
OTHER MATTERS..............................................................................................          26
  RECORD DATE; CONSENTS; REVOCATION OF CONSENTS............................................................          26
  OPINION OF COUNSEL.......................................................................................          26
  SOLICITATION.............................................................................................          26
  CONSENT REQUIRED.........................................................................................          27
  NO RIGHT TO APPRAISAL OF ABC VALUE.......................................................................          27
WHERE YOU CAN FIND MORE INFORMATION........................................................................          27
EXHIBITS
  Exhibit A--Fairness Opinion of Cushman & Wakefield, Inc.
  Exhibit B--Bond Purchase Agreement
  Exhibit C--Equity Interest Purchase Agreement
  Exhibit D--Opinion of Bingham Dana LLP

                      QUESTIONS AND ANSWERS ABOUT THE SALE

    Q: Why is the General Partner proposing to sell the Partnership's assets?

    A: We propose to sell the Partnership's assets because:

    - We believe that the asset sale is in your best interests.

    - We believe that selling the Partnership's assets at this time will maximize your return while minimizing your risk.

    - We believe that the sale is well timed to take advantage of low interest rates, the strong bond market, substantially improved values in the multi-family residential housing market and the high level of interest in the Partnership's assets among potential buyers which is in part due to the recent strength and growth in the publicly traded REIT market.

    - While the properties securing the Partnership's Revenue Bonds have recently performed well, we have reduced expectations for the Partnership's long term financial performance given ongoing developments in several markets.

    - We have been concerned about recent solicitations of the ABC Holders by "Mini Tender Offers" and have repeatedly advised you that such offers to purchase ABCs at prices between $8.25 and $11.00 were inadequate.

    - The ABCs are trading in the informal secondary market at prices significantly below the $18.39 per ABC to be received from the sale to the Purchaser and the prior sale of the tax-exempt revenue bond relating to the Township at Hampton Woods.

    - The Sale will provide you with liquidity.


    To review the reasons for the asset sale in greater detail, as well as the risks of the asset sale, see pages 13 through 17.


    Q: What will I receive if the Sale occurs?

    A: You will receive the net cash proceeds of the Sale equal to approximately $125,500,000, based upon a gross sale price of $127,000,000 less the expenses of the Sale and the Partnership's operating expenses through the Dissolution, estimated to be approximately $1,500,000. We intend to distribute approximately $15.00 per ABC, which represents approximately 90% of the estimated net cash proceeds of the Sale, within ten days after the closing of the Sale. We expect to distribute the remaining approximately 10% of the estimated net cash proceeds of the Sale, equal to approximately $1.84 per ABC, upon winding up of the Partnership's affairs, which we anticipate will occur by December 31, 1998. As a result, you will have received total proceeds of the Sale of approximately $16.84 per ABC. Neither we nor any of our affiliates will receive a fee or any proceeds of the Sale or any other compensation or distributions in connection with the Sale.

    Q: Upon completion of the Sale what will the total return be from my investment in the Partnership?

    A:

    - Through November 11, 1997, we have distributed approximately $11.97 per ABC from operations.

    - We have previously distributed sales proceeds of $1.55 per ABC from the sale of the tax-exempt revenue bond relating to the Township at Hampton Woods Apartments.

    - We expect to distribute approximately $.93 per ABC from operations and cash reserves by December 31, 1998.

    - We expect to distribute approximately $16.84 per ABC from proceeds of the Sale.

    - In total, we will have distributed aggregate distributions of approximately $31.29 per ABC during the Partnership's existence.

    Q: When is the Sale expected to occur?


    A: The Sale will occur within twenty days after you approve the Transaction and we and Realty inform the Purchaser that all of the conditions to the Sale have been satisfied or waived. Currently, we believe the Sale will close on or about February 20, 1998.


    Q: What will happen if the Sale does not occur?

    A: If the Sale does not occur after you approve the Transaction, we will attempt to consummate a Substitute Sale during the Substitute Sale Period. A Substitute Sale will only occur if (i) we have determined that the terms of the Substitute Sale are in your best interests, taking into account the then existing condition of the Partnership's assets and the financial and real estate markets, (ii) we obtain an opinion from a financial advisory firm of recognized standing, such as Cushman & Wakefield, Inc., that the Substitute Sale is fair to you from a financial point of view and (iii) the purchaser is not affiliated with us. If the Sale does not occur, Realty has agreed to sell the Realty Assets in connection with any Substitute Sale and to assign the sales proceeds thereof to the Partnership. If a Substitute Sale is not consummated during the Substitute Sale Period, the Partnership will continue its current business activities and you will have an illiquid investment for an indeterminate period.

    Q: What are the federal income tax consequences to me of the Transaction?


    A: The Transaction will result in a distribution of cash to you. A portion of your distribution will consist of interest on the Revenue Bonds and will be federally tax-exempt. The remainder of your distribution will be a result of the Sale and taxed as a capital gain to the extent that it exceeds your adjusted tax basis in your ABCs. We expect that if you purchased your ABCs in the Partnership's original offering, you will incur a tax loss as a result of the Transaction. If you purchased your ABCs through secondary purchases after the original public offering, you may incur a gain or a loss depending upon the terms of your purchase. To review the tax consequences to you in greater detail, see pages 25 through 26.


    Q: Why is the General Partner asking for my consent?

    A: Under the Partnership's Agreement of Limited Partnership we are required to obtain your approval of the sale of the Partnership's assets and the dissolution and termination of the Partnership.

    Q: Will I continue to receive quarterly distributions of tax-exempt income?

    A: The Partnership will continue to make quarterly distributions of cash from operations until the Sale or a Substitute Sale occurs.

    Q: Why isn't the Partnership distributing the total net proceeds of the Sale, cash from operations and cash reserves immediately after the Sale occurs?


    A: We are withholding approximately 10% of the net proceeds of the Sale, cash from operations and cash reserves to pay liabilities, including contingent liabilities and obligations, if any. A portion of such amount must be held in escrow for at least nine months after the closing of the Sale. For more information on the escrow, see pages 23 through 24.


    Q: What will happen to the Partnership after distribution of the proceeds of the Sale?

    A: After we distribute the net proceeds of the Sale or a Substitute Sale and any remaining cash from operations and reserves, the Partnership will be dissolved and terminated and you will receive a final Schedule K-1 from the Partnership. You will have no further relationship with the Partnership.

    Q: What do I need to do now?


    A: Just indicate on the enclosed consent form whether or not you approve of the Transaction, and sign and mail it in the enclosed return envelope as soon as possible, so that your ABCs will be represented. If your consent form indicates that you do not approve of the Transaction, or if you abstain, it will be counted as withholding consent for the Transaction. Your failure to return a consent form will be counted as withholding consent for the Transaction. You can revoke your consent up to January 30, 1998 by signing and delivering to Georgeson & Company, Inc. a consent form with a later date.


    Q: Should I return my ABC certificate with my consent form?

    A: No. You should not return your ABC certificate with your consent form.

                      WHO CAN HELP ANSWER YOUR QUESTIONS?

      If you have more questions about the Transaction you should contact:

           Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P.
                             Two World Trade Center
                           New York, New York, 10048
                       Attention: Investor Services Group
                          Phone Number: (800) 359-9111

    If you would like additional copies of the Information Statement or if you have questions about the Transaction, you can contact:

                           Georgeson & Company, Inc.
                               Wall Street Plaza
                                 88 Pine Street
                               New York, NY 10005
                          Phone Number: (800) 223-2064

    You can also obtain information concerning the Transaction by contacting your Dean Witter Reynolds Account Executive.

                                    SUMMARY


    This Summary highlights selected information from this Information Statement and does not contain all of the information that is important to you. To understand the Transaction fully and for a more complete description of the terms of the Sale, you should read carefully this entire document and the other documents to which we have referred you. See "Where You Can Find More Information" (page 27). We have included page references parenthetically to direct you to a more complete description of the topics presented in this Summary.



THE PARTNERSHIP (PAGE 12)


Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P.
Two World Trade Center
New York, New York 10048
(800) 359-9111

    The Partnership was formed to invest in a portfolio of federally tax-exempt revenue bonds. In 1986 the Partnership raised $149,082,200 of capital from the sale of its ABCs. The proceeds were used to purchase ten series of federally tax-exempt revenue bonds. The Partnership's objectives are: (1) safety and preservation of capital, (2) periodic distribution of federally tax-exempt interest, and (3) distribution of additional federally tax-exempt interest as a result of the Partnership's right to receive payment of contingent interest derived from designated portions of the net cash flows of the properties securing the Revenue Bonds (the "Underlying Properties") and the proceeds of the sales or refinancings of the Underlying Properties. Since its formation, the Partnership has acquired equity interests in entities which own, directly or indirectly, certain of the Underlying Properties as a result of defaults by the former owners.


REASONS FOR THE SALE OF ASSETS (PAGE 13)


    We believe that the current sale of the Partnership's assets will maximize your return and minimize your risk while also providing liquidity. Our belief is based on the currently low interest rates, the strength of the bond market, the substantially improved values in the multi-family residential housing market and the interest of potential purchasers in the Partnership's assets. Although the Partnership has consistently made quarterly distributions of federally tax-exempt interest to you, the performance of certain of the Underlying Properties, and the prepayment of a Revenue Bond secured by a financially successful Underlying Property, have diminished our expectations with respect to the long-term financial performance of the Partnership's assets.


CONSEQUENCES TO YOU IF A SALE IS CONSUMMATED (PAGE 18)


    If the Partnership sells its assets, you will no longer receive any benefits of ownership of the Revenue Bonds or Equity Interests, including, among other things, the receipt of distributions of tax-exempt income from distributions of tax-exempt interest on the Revenue Bonds. Such distributions would likely increase if the performance of the Underlying Properties were to improve.


RECOMMENDATION (PAGE 17)


    We believe that the Transaction is in your best interest and recommend that you consent to the Transaction, which includes the sale of the Partnership Assets pursuant to the Sale to CAPREIT Acquisition Corp., or a Substitute Sale if necessary, and the dissolution and liquidation of the Partnership.


RECORD DATE; CONSENTS REQUIRED (PAGE 26)



    You are entitled to consent to the Transaction if you owned ABCs as of the close of business on December 12, 1997, the Record Date.

    The Transaction will not occur without the consent of holders of a majority of the ABCs outstanding on the Record Date. On the Record Date, there were 7,454,110 ABCs outstanding. You have the right to submit one consent for each ABC you owned on the Record Date. The consent of holders of at least 3,727,056 ABCs is required in order to approve the Transaction. If your consent form indicates that you do not approve of the Transaction, or abstain, it will be counted as withholding consent for the Transaction. In addition, if you fail to return a consent form, it will be counted as withholding consent for the Transaction.


CONDUCT OF THE SALE (PAGE 13)


    ENGAGEMENT OF FINANCIAL ADVISORS. We and Realty selected Cushman & Wakefield of Washington D.C., Inc. ("C&W of D.C.") and its affiliate C&W, Inc. (collectively, the "Financial Advisors") to act as financial advisors to the Partnership and Realty in connection with the proposed sale of the Partnership Assets and the Realty Assets. The Financial Advisors were retained because of their expertise, reputation and familiarity with assets similar to the Partnership's and Realty's and their experience conducting competitive auctions.

    COMPETITIVE AUCTION. In order to maximize the purchase price for the Partnership Assets and Realty Assets, we and Realty, with the assistance of C&W of D.C., conducted a competitive auction for such assets. C&W of D.C. contacted approximately 150 potential bidders. Of these potential bidders, 33 requested and received detailed bidding packages. Seventeen potential bidders conducted due diligence reviews, and 14 potential purchasers submitted bids. We and Realty, along with legal counsel and C&W of D.C., evaluated the bids with a view to maximizing the purchase price. Based on the results of negotiations with certain bidders, we and Realty accepted the bid submitted by CAPREIT Acquisition Corp., subject to your approval.

    FAIRNESS OPINION. In connection with the Sale, we received the opinion of C&W, Inc. that the timing of the sale of the Partnership Assets is advisable and the Sale Price is fair to you from a financial point of view (the "Fairness Opinion"). The Fairness Opinion is attached as Exhibit A to this Information Statement. YOU ARE ENCOURAGED TO READ THE FAIRNESS OPINION CAREFULLY.


THE SALE (PAGE 20)


    We intend to sell the Partnership Assets and Realty intends to sell the Realty Assets pursuant to a Bond Purchase Agreement and an Equity Interest Purchase Agreement (the "Bond Purchase Agreement" and "Equity Interest Purchase Agreement," respectively, and collectively, the "Purchase Agreements") each dated as of November 21, 1997 and among the Partnership, Realty and the Purchaser. The Bond Purchase Agreement and Equity Interest Purchase Agreement are attached as Exhibit B and Exhibit C hereto, respectively.

    THE SALE. Upon your approval of the Transaction, the Partnership and Realty intend to sell the Partnership Assets and the Realty Assets to the Purchaser. The Realty Assets consist of equity interests in the entities which own, directly or indirectly, certain of the Underlying Properties (the "Realty Equity Interests") and Realty's rights to service the mortgage loans relating to the Revenue Bonds (the "Realty Servicing Rights"). Realty has agreed to assign the right to the proceeds of the sale of the Realty Assets to the Partnership. The Partnership purchased the Revenue Bonds for $131,826,500. When the Sale Price ($127,000,000) is combined with the approximately $11,562,000 the ABC holders received in connection with the sale of the tax-exempt revenue bond relating to the Township at Hampton Woods Apartments, the total consideration the ABC Holders will receive in connection with the sale of the partnership's assets is approximately $138,562,000.

    THE CLOSING. The closing of the Sale (the "Closing") will occur within twenty days after we and Realty provide the Purchaser with notice that all conditions to the consummation of the Sale have been satisfied or waived, but no later than June 20, 1998.

    ADJUSTMENTS TO THE SALE PRICE. The Sale Price is subject to adjustment in the event of (i) a principal or interest payment on, or the prepayment of, any Revenue Bond, (ii) the non-purchase of any Revenue Bond, or (iii) a casualty loss or environmental contamination or taking under the power of eminent domain affecting an Underlying Property. The maximum amount of a downward adjustment of the Sale Price is equal to the amount received by the Partnership or Realty as a result of such event, subject to certain limitations.


    WHAT YOU WILL RECEIVE FROM THE TRANSACTION. We intend to distribute approximately $15.00 per ABC, which represents approximately 90% of the estimated net cash proceeds of the Sale, within ten days after the Sale occurs. Thereafter, upon winding up the Partnership's affairs, which we anticipate will occur by December 31, 1998, we expect to distribute the remaining approximately 10% of the net cash proceeds of the Sale, equal to approximately $1.84 per ABC, and the remaining cash from operations and reserves equal to approximately $.93 per ABC. The foregoing amounts are based on various assumptions with respect to contingent liabilities, costs of the Transaction, adjustments to the Sale Price and other matters. As a result, the actual amounts we distribute to you may vary from the foregoing amounts.


    CONDITIONS TO CLOSING. The Sale will be consummated only if the Partnership, Realty and the Purchaser satisfy several conditions, including approval of the Transaction by the holders of a majority of the ABCs outstanding.

    INDEMNIFICATION. The Partnership and Realty have agreed to indemnify the Purchaser with respect to certain claims after the date of the Closing (the "Closing Date"), including:

        (i) breaches of representations and warranties and covenants contained in the Purchase Agreements and any suit arising out of the transactions contemplated thereby, so long as the claim is brought within nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998;

        (ii) the pending class action suit filed against the Partnership and the pending petition filed against the General Partner described more fully in the Partnership's periodic reports previously filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

        (iii) facts, circumstances, actions or events occurring, existing or arising at any time prior to the Closing Date with respect to the Park at Landmark Apartments and the SunBrook Apartments so long as the claim is brought within nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998.

    The Partnership's and Realty's indemnification obligations are limited to a maximum of $8,890,000, which will be placed in an escrow account for a period of nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998.

    TERMINATION. If the Sale does not occur as a result of a default by the Purchaser, the Partnership's and Realty's remedy is limited to the $6,350,000 deposited by the Purchaser. If the Sale does not occur as a result of a default by the Partnership or Realty, the Purchaser's remedy is limited to the return of such deposit and reimbursement of the Purchaser's expenses. Reimbursement of the Purchaser's expenses is limited to $1,250,000 if the default does not result from failure of the ABC Holders to approve the Transaction and $2,000,000 if the default results from the failure of the ABC Holders to approve the Transaction. In addition, the Purchaser is entitled to 50% of the proceeds exceeding $127,000,000 of a Substitute Sale if such proceeds exceed $127,000,000 and certain other conditions are satisfied.


THE SUBSTITUTE SALE (PAGE 17)


    If the Sale does not occur for any reason after the ABC Holders approve the Transaction, we will attempt to consummate a Substitute Sale during the Substitute Sale Period. A Substitute Sale will only occur if (i) we believe that the terms of the Substitute Sale are in your best interests taking into account the then existing condition of the Partnership's assets and the financial and real estate markets, (ii) we obtain an opinion from a financial advisory firm of recognized standing, such as C&W, Inc., that the Substitute Sale is fair to you from a financial point of view and (iii) the purchaser is not affiliated with us. If the Sale does not occur, Realty has agreed to sell the Realty Assets in connection with any Substitute Sale and to assign the sale proceeds thereof to the Partnership. If we cannot consummate a Substitute Sale within the Substitute Sale Period, the Partnership will continue its current business activities.


FINAL DISTRIBUTIONS, LIQUIDATION AND DISSOLUTION (PAGE 23)


    A Sale or a Substitute Sale will have the ultimate effect of dissolving and terminating the Partnership. Within ten days following the consummation of the Sale, we will determine the amount of assets, then to consist solely of cash and cash equivalents, that would be sufficient to provide for the Partnership's liabilities, including contingent liabilities and obligations, if any, which shall include the $8,890,000 held in escrow to cover potential claims by the Purchaser. After making such determination, we will distribute to you the remainder of the Partnership's assets, which we estimate to be equal to approximately 90% of the net cash proceeds of the Sale. After satisfaction of all contingent obligations and liabilities, which is expected to occur prior to December 31, 1998, we will distribute the remainder of the Partnership's assets to you in accordance with the Partnership's Agreement of Limited Partnership and the Partnership will terminate.


FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION (PAGE 25)



    The Transaction will result in a distribution of cash to you. A portion of your distribution will consist of interest on the Revenue Bonds and will be federally tax-exempt. The remainder of your distribution will be a result of the Sale, or a Substitute Sale, and taxed as a capital gain to the extent that it exceeds your adjusted tax basis in your ABCs. We expect that if you purchased your ABCs in the Partnership's original offering, you will incur a tax loss as a result of the Sale. If you purchased your ABCs through secondary market purchases after the Partnership's original offering, you may incur a gain or a loss depending upon the terms of your purchase. To review the tax consequences to you in greater detail, see pages 25 through 26.


    TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE TRANSACTION TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE TRANSACTION TO YOU.


OUR INTERESTS IN THE TRANSACTION (PAGE 24)


    Neither we nor any of our affiliates will receive a fee or any proceeds of the Sale or any Substitute Sale or any other compensation or distributions as a result of the Transaction.


APPRAISAL RIGHTS (PAGE 27)


    If the ABC Holders who hold a majority of the ABCs approve the Transaction, ABC Holders who do not consent will not be entitled to any rights of appraisal or similar rights.

                            SELECTED FINANCIAL DATA


    The selected financial data presented below for, and as of the end of, the five one-year periods ended December 31, 1996, have been derived from the audited financial statements of the Partnership. The selected financial data presented below for, and as of the end of, the nine-month periods ended September 30, 1997 and 1996 have been derived from unaudited financial statements of the Partnership. In the opinion of management, the unaudited financial statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation thereof. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.


           DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.

                            SELECTED FINANCIAL DATA

                                NINE MONTHS ENDED
                                  SEPTEMBER 30,                               YEARS ENDED DECEMBER 31,
                            --------------------------  --------------------------------------------------------------------
                                1997          1996          1996          1995          1994        1993(A)       1992(A)
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
INCOME STATEMENT DATA:
Interest income:
  Revenue bonds...........  $  7,213,145  $  6,818,899  $  9,265,615  $  8,683,309  $  8,426,095  $  7,491,957  $  7,676,722
  Short term
    investments...........       137,926       116,374       157,551       167,320        63,673        74,933       112,826
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                               7,351,071     6,935,273     9,423,166     8,850,629     8,489,768     7,566,890     7,789,548
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Equity in losses of
  property owning
  investees...............       636,587       600,363       978,533       926,852       907,886     1,135,497     1,356,686
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Expenses:
  General and
    administrative........       350,683       273,754       354,005       364,408       735,649       355,047       510,578
  Other...................             0             0             0             0             0    17,345,397(1)      825,000(2)
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net income (loss).........  $  6,363,801  $  6,061,156  $  8,090,628  $  7,559,369  $  6,846,233  ($11,269,051) $  5,097,284
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net income (loss)
  allocated to:
  Limited Partner.........  $  6,236,525  $  5,939,933  $  7,928,815  $  7,408,182  $  6,709,308  ($11,043,670) $  4,995,338
  General Partner.........       127,276       121,223       161,813       151,187       136,925      (225,381)      101,946
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            $  6,363,801  $  6,061,156  $  8,090,628  $  7,559,369  $  6,846,233  ($11,269,051) $  5,097,284
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
BALANCE SHEET DATA:
  Cash and equivalents....  $  5,024,383  $  5,399,390  $  4,743,191  $  5,255,586  $  3,736,746  $  3,214,536  $  3,116,206
  Investments in revenue
    bonds (B).............   117,786,000   107,827,228   110,696,721   108,635,226   107,374,117   107,922,089   124,675,998
  Deferred bond selection
    fee, net..............       888,301     1,101,275     1,048,032     1,261,006     1,473,980     1,686,954     1,899,928
  Escrowed funds/other
    assets................       932,251       877,095       774,756       741,613       727,644       168,750             0
  Accrued interest
    receivable............       458,356       456,814     1,015,685       543,723       733,012       533,357       533,536
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            $125,089,291  $115,661,802  $118,278,385  $116,437,154  $114,045,499  $113,525,686  $130,225,668
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Excess of equity in
    losses of property-
    owning investees over
    investments therein...  $  6,656,249  $  5,720,472  $  6,098,642     5,135,109     4,150,698     3,630,859     2,378,220
  Accounts payable and
    other liabilities.....     1,127,799     1,097,041       908,516       865,304       957,538       790,525       438,331
  Partners capital........   117,305,243   108,844,289   111,271,227   110,436,741   108,937,263   109,104,302   127,409,117
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            $125,089,291  $115,661,802  $118,278,385  $116,437,154  $114,045,499  $113,525,686  $130,225,668
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
CASH DISTRIBUTION DATA:
  Cash distributions to:
    Limited Partners......  $  7,270,741  $  6,708,698  $  9,131,285  $  7,174,581  $  6,335,994  $  6,895,050  $  7,454,110
    General Partners......       148,323       136,912       186,352       146,419       129,306       140,714       152,124
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            $  7,419,064  $  6,845,610  $  9,317,637  $  7,321,000  $  6,465,300  $  7,035,764  $  7,606,234
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Cumulative cash
    distributions from
    inception to end of
    period
    Limited Partners......  $ 86,801,336  $ 77,108,008  $ 79,530,595  $ 70,399,310  $ 63,224,729  $ 56,888,735  $ 49,993,685
    General Partners......     1,796,211     1,598,448     1,647,888     1,461,536     1,315,117     1,185,811     1,045,097
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            $ 88,597,547  $ 78,706,456  $ 81,178,483  $ 71,860,846  $ 64,539,846  $ 58,074,546  $ 51,038,782
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

           DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.

                            SELECTED FINANCIAL DATA

                                NINE MONTHS ENDED
                                  SEPTEMBER 30,                               YEARS ENDED DECEMBER 31,
                            --------------------------  --------------------------------------------------------------------
                                1997          1996          1996          1995          1994        1993(A)       1992(A)
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
OTHER COMPENSATION OF
  GENERAL PARTNER
  Reimbursement of
    expenses..............  $    386,000  $    387,000  $    516,000  $    516,000  $    516,000  $    516,000  $    508,000
  Management fees.........  $     79,615  $     76,424  $    101,844  $    104,635  $     99,512  $    125,655  $    164,982
PER ASSIGNED BENEFIT
  CERTIFICATE DATA:
  Net income (loss).......  $       0.84  $       0.80  $       1.06  $       0.99  $       0.90  ($      1.48) $       0.67
  ABC Holders' equity.....  $      14.50  $      14.70  $      14.64  $      14.80  $      14.77  $      14.72  $      17.13
  Cash distributions......  $       0.97  $       0.90  $       1.23  $       0.96  $       0.85  $       0.92  $       1.00
  Cumulative cash
    distributions from
    inception to end of
    period................  $      11.64  $      10.34  $      10.67  $       9.44  $       8.48  $       7.63  $       6.71

------------------------

(1) Represents provision for loss on investments.

(2) Represents settlement of litigation.

(A) Certain 1992 and 1993 amounts have been reclassified to conform to 1994-1997 presentation.

(B) Prior to 1994, carried at cost less writedowns due to impairment. Effective January 1, 1994, carried as debt securities available for sale, at estimated fair value.

                                THE TRANSACTION

BACKGROUND FOR THE TRANSACTION

    FORMATION OF THE PARTNERSHIP. The Partnership was formed to invest in a portfolio of federally tax-exempt revenue bonds. In October 1986, the Partnership issued 7,454,110 ABCs, receiving in return gross proceeds from such offering of $149,082,200. The proceeds from the offering were used by the Partnership to purchase ten series of federally tax-exempt revenue bonds for $131,826,500. These bonds were issued as special obligations of various state or local governments or their agencies or authorities. The proceeds of the issuance of the revenue bonds were used to fund mortgage loans (the "Mortgage Loans") to finance the development or purchase of eight multi-family residential properties. Each of the Revenue Bonds is primarily secured by the related Underlying Property. Realty is the servicer of the Mortgage Loans pursuant to various Servicing Agreements among the Partnership, Realty, the various trustees with respect to the Revenue Bonds and the owners of the Underlying Properties (the "Servicing Agreements").

    Since its formation the Partnership has pursued the following investment objectives: (1) safety and preservation of capital, (2) periodic distribution of federally tax-exempt interest (the "Base Interest") and (3) distribution of additional federally tax-exempt interest as a result of the Partnership's right to receive payments of contingent interest derived from designated portions of the net cash flows of the Underlying Properties (the "Contingent Interest").

    ACQUISITION OF EQUITY INTERESTS. As a result of defaults by certain borrowers, the Partnership acquired equity interests in entities which own, directly or indirectly, certain of the Underlying Properties. Landmark Acquisition Corp., a corporation owned 50% by the Partnership and 50% by Realty, acquired the Park at Landmark Apartments located in Alexandria, Virginia. DWR SB Partnership, a partnership indirectly owned 50% by the Partnership and 50% by Realty, acquired the SunBrook Apartments located in St. Louis, Missouri as a part of a bankruptcy settlement in May 1992. The Partnership also owns a 50% interest in Fountain Head Acquisition Corp., the owner of the Fountain Head Apartments located in Kansas City, Missouri. The remaining 50% interest in Fountain Head Acquisition Corp. is owned by an unaffiliated party. In addition, the Partnership owns a 6% limited partnership interest in Pine Club Phase II, Ltd., which is the owner of the Pine Club Apartments Phase II, located in Orlando, Florida. The remaining 94% interest in Pine Club Phase II, Ltd. is owned by unaffiliated parties. Realty has not received any cash flow or other economic benefit from ownership of the Realty Equity Interests.

    PERFORMANCE OF THE PARTNERSHIP. While the Partnership has been providing regular quarterly distributions, and the Underlying Properties have performed well recently, the General Partner has reduced expectations for the Partnership's long term financial performance given ongoing developments in several markets. The primary source of payments due under the Revenue Bonds is interest paid on the Mortgage Loans. The terms of the Mortgage Loans provide that a portion of Base Interest is unconditionally payable monthly (the "Minimum Required Interest"). The remainder of Base Interest and the Contingent Interest accrues without further interest and becomes due and payable when the Underlying Properties' cash flows permit such repayment or upon the sale or refinancing of the Underlying Property. Therefore, the Partnership's performance is contingent on the performance of the Underlying Properties.

    For the nine months ended September 30, 1997, five of the Underlying Properties paid interest in excess of the Minimum Required Interest. The remaining Underlying Properties paid the Minimum Required Interest or less. Specifically, during the nine months ended September 30, 1997, the cash flow from the High Ridge Apartments, the Township at Hampton Woods Apartments, the Wildcreek Apartments, the SunBrook Apartments and the Burlington Arboretum Apartments enabled their owners to pay debt service at interest rates of 7.91%, 8.85%, 8.58%, 9.3% and 8.74%, respectively. The Minimum Required Interest under the Mortgage Loans relating to these Properties is 7.25%, 8.5%, 7.5%, 7.25% and 5.35%, respectively. On October 24, 1997, the Partnership sold the Township at Hampton Woods Apartments revenue bond to the owner of the property for approximately $11,562,000. The Partnership expects the remaining four of these Underlying Properties to continue to operate at a modest cash flow surplus after payment by each of them of the Minimum Required Interest, allowing each to pay modest Base Interest in excess of the Minimum Required Interest.

    During the same period, the cash flow from the Pine Club Apartments and Fountain Head Apartments enabled their owners to pay only the Minimum Required Interest. The Partnership expects these two properties to continue to pay only the Minimum Required Interest in the future.

    For the nine months ended September 30 1997, the Park at Landmark Apartments did not generate sufficient cash flow for Landmark Acquisition Corp. (which is 50% owned, indirectly, by the Partnership and 50% owned by Realty) to pay the Minimum Required Interest. All of the cash flow generated by this property is paid to the Partnership. The Partnership believes that cash flow from the Park at Landmark Apartments will not be sufficient to pay the Minimum Required Interest for several years.

    PROSPECTS OF THE PARTNERSHIP. In general, the Underlying Properties are located in strong multi-family rental markets with supply and demand currently near equilibrium. The Burlington Arboretum Apartments, located in a suburb of Boston, Massachusetts, continues to operate in a strong market. Occupancy during the quarter ended September 30, 1997 remained at 98%. New apartment construction is planned in nearby communities, which, if completed, would add nearly 1,500 apartments to the region, and rental rates may become more competitive over the longer term. With respect to the High Ridge Apartments, located in Albuquerque, New Mexico, the occupancy rate is approximately 91%, having steadily declined since 1995 when the occupancy rate was 95%. The Fountain Head Apartments, located in Kansas City, Missouri, is in a stable market with a vacancy rate of 5% and rental rates remaining flat during the quarter ended September 30, 1997. The Wildcreek Apartments, located in a suburb of Atlanta, Georgia, is in a highly competitive market with a current vacancy rate of approximately 10% and rental rates remaining stagnant. The SunBrook Apartments, located in a suburb of St. Louis, Missouri, consists primarily of furnished apartments offered under short-term leases. The demand for these units is seasonal, decreasing to 87% for the quarter ended September 30, 1997. The Park at Landmark Apartments, located in Alexandria, Virginia, operates in a very competitive market experiencing a current vacancy rate of approximately 10%. The occupancy rate of the property is currently approximately 97%. The Pine Club Apartments, located in Orlando, Florida, operate in a market with a current vacancy rate of approximately 6%. Occupancy at the property is currently approximately 91%. Generally, although demand in these markets has increased, the Partnership expects the increased demand to be offset by increased development and does not expect occupancy rates or rental rates for the Underlying Properties to increase significantly.

    The Partnership does not expect the cash flows of the Underlying Properties to materially increase in the future. Therefore, in order to maximize the returns and limit the risk to the ABC Holders, the General Partner has determined that sale of the Partnership Assets and liquidation and dissolution of the Partnership is in the best interests of the ABC Holders.

CONDUCT OF DECISION--MAKING PROCESS

    GENERAL PARTNER. The actions of the General Partner are controlled by its Board of Directors (the "Board"). The sale of the Partnership Assets and the liquidation and dissolution of the Partnership require the approval of the General Partner and the consent of the holders of a majority of the ABCs.

    MEETINGS OF THE BOARD OF DIRECTORS OF THE GENERAL PARTNER IN 1997. At various meetings of the Board early in 1997, including a meeting on February 20 and 21, 1997, the members of the Board discussed opportunities to sell some or all of the Partnership Assets. It was noted that a sale of the Partnership Assets would provide liquidity to the ABC Holders at a higher price than that offered pursuant to recent tender offers. At its June 9, 1997 and September 23, 1997 meetings, the Board decided that officers of the General Partner should explore a sale of the Partnership Assets with a goal of maximizing the return to the ABC Holders.

    SELECTION OF FINANCIAL ADVISORS. Following the General Partner's determination to explore the sale of the Partnership Assets, the General Partner interviewed financial advisors to, among other things, assist in the offering of the Partnership Assets for sale and render an opinion as to the advisability of the timing of the proposed sale and the fairness, from a financial point of view, of the consideration to be received by the ABC Holders in connection with the proposed sale. In August and September 1997, the General Partner met with representatives of C&W of D.C. and C&W, Inc. and four other financial advisory firms of recognized standing for possible retention as financial advisor. Officers of the General Partner discussed with such representatives, among other things, the expertise of their firms with respect to limited partnerships, their familiarity with federally tax-exempt revenue bonds in general and the market for the Revenue Bonds in particular, their familiarity with the rental property markets in the various locations of the Underlying Properties, the procedures that might be undertaken with any disposition of the Partnership Assets, and the fees that such firms would charge for their services.

    The General Partner and Realty retained C&W, Inc. and C&W of D.C. to act as financial advisors because of their expertise, reputation and familiarity with assets similar to those being sold by the Partnership and Realty and because of their substantial experience in conducting competitive auctions of such assets. C&W of D.C. acted as financial advisor with respect to the competitive auction and sale of the Partnership Assets and Realty Assets. C&W, Inc. acted as financial advisor with respect to the Fairness Opinion. The Financial Advisors, as part of their financial advisory business, are continually engaged in the valuation of real estate related assets in connection with transactions of many types and valuations for estate, corporate and other purposes.

    C&W, Inc. and its affiliates have rendered various financial advisory and real estate brokerage services to Realty and its affiliates in the past, and may render such services in the future, for which it has received, and may continue to receive, customary compensation. During the last two fiscal years C&W, Inc., and its affiliates, have performed the following services: (i) annual appraisals of various properties owned by entities for which affiliates of the General Partner serve as general partner; (ii) advisory and brokerage services in connection with the disposal of office buildings and a portfolio of shopping centers by entities for which affiliates of the General Partner act as general partner and (iii) various fairness opinions. For the foregoing services C&W, Inc., and its affiliates, have received aggregate fees of approximately $2,100,000.

    Pursuant to an engagement letter with the Financial Advisors, the Partnership and Realty agreed to pay a fee to C&W of D.C., the amount of which is contingent upon the outcome of the Sale. If the Sale is not consummated for any reason, C&W of D.C. shall be entitled to reimbursement of expenses not in excess of $15,000. If the Sale is consummated, C&W of D.C. shall receive a fee equal to 0.65% of the proceeds of the Sale up to the Threshold Amount plus 0.8% of the proceeds of the Sale in excess of the Threshold Amount. Pursuant to the engagement letter, the original "Threshold Amount" was $130,000,000. However, because the Partnership sold the revenue bond relating to the Township at Hampton Woods Apartments in a separate transaction, the Threshold Amount was reduced to $119,200,000. C&W of D.C. is entitled, for services rendered, to 0.325% of the proceeds of the sale of the revenue bond relating to the Township at Hampton Woods Apartments. If any of the other Revenue Bonds is not included in the Sale because it is sold or prepaid in a transaction other than the Sale, then the proceeds of such sale or prepayment shall be included for the purpose of determining C&W of D.C.'s fee. C&W, Inc. received a fee of $150,000 from the Partnership upon delivery of its Fairness Opinion, payment of which was not contingent upon the consummation of the Sale. The Partnership and Realty also agreed to indemnify C&W, Inc. against certain liabilities relating to the Fairness Opinion.

    COMPETITIVE AUCTION. The General Partner and Realty, with the assistance of C&W of D.C., established procedures for a competitive auction of the Partnership Assets and Realty Assets that were designed to elicit multiple bids. C&W of D.C. contacted approximately 150 potential bidders regarding the proposed sale. Of these potential bidders, 33 requested and received detailed bidding packages which contained information concerning the assets offered and each of the Underlying Properties. Seventeen potential bidders conducted due diligence reviews. Prospective bidders were advised that the Partnership and Realty had no obligation to accept any bid even if it represented the highest and best proposed sales price. In addition, potential bidders were told that in connection with the evaluation of bids, the Partnership and Realty would consider such matters as deemed appropriate, including each bidder's ability to perform on a timely basis.

    NEGOTIATIONS WITH POTENTIAL PURCHASERS. On November 17, 1997, bids were submitted by 14 potential purchasers. The General Partner and Realty, along with representatives of C&W of D.C. and legal counsel, evaluated the bids received with a view to maximizing the return to the ABC Holders, based on such factors as price, the bidder's ability to perform and optimization of the gross proceeds to the Partnership. Based on the results of negotiations with certain bidders, the Purchaser's bid was accepted, subject to approval by the ABC Holders.

    APPROVAL OF THE GENERAL PARTNER. On November 21, 1997, the Board met to review and discuss the Sale. Officers of the General Partner reported that the Partnership, Realty and the Purchaser had agreed to the terms of a sale of the Partnership Assets and Realty Assets and representatives of the Financial Advisors made presentations to the Board regarding the proposed Sale. Outside counsel then reviewed certain legal matters, including a review of the terms of the Purchase Agreements, and discussed other relevant aspects of the law. Following such presentations, the Board received the opinion of C&W, Inc. that as of November 21, 1997 and based on the procedures followed, assumptions made, matters considered and limitations on review undertaken, as set forth in the Fairness Opinion, the sale of the Partnership Assets was advisable at this time and the Sale Price was fair to the ABC Holders from a financial point of view. See "Fairness Opinion." The Board also heard a presentation from officers of the General Partner regarding the advisability of a Substitute Sale should the Sale not be consummated for some reason. After hearing such reports from the officers of the General Partner and its legal advisors and Financial Advisors and after receiving C&W, Inc.'s opinion, the Board unanimously determined that the Sale was fair to and in the best interests of the ABC Holders, approved the Purchase Agreements, and resolved to recommend to the ABC Holders that they consent to the Transaction.

    The Purchase Agreements were signed by the parties on November 21, 1997 after the meeting of the Board described above.

    FAIRNESS OPINION. In the course of its review, C&W, Inc. assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it or discussed with it or publicly available and neither attempted to verify nor assumed responsibility for verifying any such information. C&W, Inc. also assumed that the financial forecasts provided to it were reasonably prepared on bases reflecting the best available estimates and judgments of the General Partner for the period covered. C&W, Inc. expresses no opinion with respect to such forecasts or the assumptions on which they are based.

    A COPY OF THE FAIRNESS OPINION IS ATTACHED AS EXHIBIT A TO THIS INFORMATION STATEMENT. ABC HOLDERS ARE URGED TO READ THE FAIRNESS OPINION IN ITS ENTIRETY FOR INFORMATION WITH RESPECT TO THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW UNDERTAKEN BY C&W, INC. IN RENDERING THE FAIRNESS OPINION. REFERENCES TO THE FAIRNESS OPINION AND THE SUMMARY OF THE FAIRNESS OPINION ARE QUALIFIED BY REFERENCE TO THE FULL TEXT OF THE FAIRNESS OPINION, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE FAIRNESS OPINION IS DIRECTED TO THE ADVISABILITY OF EFFECTING THE SALE OF THE PARTNERSHIP ASSETS AT THIS TIME, AND TO THE FAIRNESS OF THE SALE PRICE TO THE ABC HOLDERS FROM A FINANCIAL POINT OF VIEW, BUT DOES NOT CONSTITUTE A RECOMMENDATION TO ANY ABC HOLDER AS TO WHETHER SUCH ABC HOLDER SHOULD GIVE HIS OR HER CONSENT WITH RESPECT TO THE TRANSACTION.

    In addition, C&W, Inc. did not review any of the books and records of the Partnership or assume any responsibility for conducting a detailed physical inspection of the Underlying Properties, or for making or obtaining an independent valuation or appraisal of the Partnership Assets. C&W, Inc. has not been furnished with any such valuation or appraisal. In addition, the Fairness Opinion assumes that the Sale will be consummated in accordance with the terms of the Purchase Agreements. The Fairness Opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by C&W, Inc. as of the date thereof.

    No limitations were imposed by the Partnership or the General Partner with respect to the scope of the investigation made or the procedures followed by C&W, Inc. in rendering the Fairness Opinion. The General Partner cooperated fully with C&W, Inc. in connection with its investigation.

    Set forth below is a summary of the factors considered by C&W, Inc. in connection with providing the Fairness Opinion to the Board. These factors included:

        (1) reviewing certain publicly available financial statements and other information of the Partnership;

        (2) reviewing certain financial and operating data concerning the Partnership, prepared by the Partnership;

        (3) discussing the past and current operations and financial condition and the prospects of the Partnership with the General Partner;

        (4) analyzing historical results of operations and certain financial projections related to the Underlying Properties prepared by the Partnership;

        (5) visiting the Underlying Properties;

        (6) reviewing the financial terms, to the extent publicly available, of certain comparable precedent transactions;

        (7) being advised by C&W of D.C. that it participated in discussions and negotiations between the General Partner, Realty and the Purchaser in connection with the Sale, and of the course and substance of such discussions and negotiations;

        (8) reviewing bids solicited by C&W of D.C. from approximately 150 potential purchasers for all or a portion of the Revenue Bonds and the Equity Interests;

        (9) considering today's historically low interest rate environment;

        (10) considering conditions of the relevant real estate markets for each of the Underlying Properties and the competitive positions of these properties within each of these markets;

        (11) considering the original planned liquidation of the Partnership 14 to 17 years from inception;

        (12) considering the risk of holding the Revenue Bonds until maturity;

        (13) considering unrated tax exempt investments available as alternatives to an investment in the Partnership;

        (14) considering the assignment by Realty to the Partnership of the proceeds of the sale of the Realty Assets; and

        (15) considering such other factors as C&W, Inc. deemed appropriate.

    The foregoing summary is not a complete description of the analyses performed by C&W, Inc. or of its presentation to the Board. The preparation of financial analyses and fairness opinions is a complex process and is not necessarily susceptible to partial analysis or summary description. C&W, Inc. believes its analyses (and the summary set forth above) must be considered as a whole, and that selecting portions of such analyses and of the factors considered by C&W, Inc. without considering all of such factors and analyses, could create an incomplete view of the processes underlying the analyses conducted by C&W, Inc. and the Fairness Opinion. C&W, Inc. made no attempt to assign a specific weight to any particular factor or analysis. No company or transaction used in the above analyses as a comparison is identical to the Partnership or the transactions contemplated by the Purchase Agreements. Any estimates contained in

C&W, Inc.'s analyses are not necessarily indicative of actual value, which may be significantly more or less favorable than as set forth therein. Estimates of values of assets do not purport to be appraisals or necessarily reflect the prices at which assets may actually be sold.

    C&W of D.C., an affiliate of C&W, Inc., acted as financial advisor to the Partnership and Realty in connection with the Sale. The fee to be received by C&W of D.C. is contingent upon the consummation of the Sale. See "Conduct of Decision-Making Process--Selection of Financial Advisors."

RECOMMENDATIONS OF THE GENERAL PARTNER

    The General Partner's decision to pursue a sale of the Partnership Assets was based upon its belief that a sale is in the best interests of the ABC Holders. In making this decision, the General Partner considered the amount likely to be distributed to the ABC Holders upon sale of the Partnership Assets and the investment risks to which the ABC Holders would be exposed if the Partnership retained its assets.

    In reaching its conclusion that the Sale was fair to, and in the best interests of the ABC Holders, the General Partner considered many factors, including the following:

        (i) The business, results of operations, financial condition, competitive position and prospects of the Partnership and the Underlying Properties.

        (ii) The terms of the Purchase Agreements.

        (iii) The Fairness Opinion rendered by C&W, Inc.

        (iv) The absence of an active secondary trading market in the ABCs and thus the ABC Holders' lack of liquidity in their investment.

        (v) The estimated total distribution of the net proceeds of the Sale, which will be equal to approximately $16.84 per ABC and which would provide, when combined with prior distributions to ABC Holders from the sale of the tax-exempt revenue bond relating to the Township at Hampton Woods Apartments and operations, which are equal to approximately $13.52 per ABC, and the expected distribution of approximately $.93 per ABC from operations and cash reserves, a total cash return of $31.29 per ABC on an original investment of $20.00 per ABC.

        (vi) The performance and prospects of the Partnership (see "Background for the Transaction-- Performance of the Partnership" "--Prospects of the Partnership").

    The General Partner evaluated such factors in light of its knowledge of the business and operations of the Partnership and in the exercise of its business judgment. In view of the wide variety of factors considered in connection with the evaluation of the Transaction, the General Partner did not find it practical to, and did not, quantify or otherwise attempt to assign relative weights or positive or negative labels to the specified factors considered in making its determinations.

    With respect to a Substitute Sale, the General Partner has an obligation to ensure that any Substitute Sale is in the best interests of the ABC Holders. Furthermore, the General Partner believes that the conditions that must be satisfied in connection with any Substitute Sale (see "Conduct of Decision-Making Process--Plans if the Sale is not Consummated") ensure that the sale price for the Substitute Sale will be fair to the ABC Holders from a financial point of view. The General Partner notes that Realty has agreed to sell the Realty Assets in connection with a Substitute Sale and to assign the sales proceeds thereof to the Partnership. In addition, the General Partner believes that it is in the best interests of the ABC Holders to approve a Substitute Sale at this time due to the time and expense associated with another solicitation.

PLANS IF THE SALE IS NOT CONSUMMATED

    The General Partner expects to consummate the Sale if it obtains the requisite consent of the ABC Holders to the Transaction. If for any reason, however, the Sale is not consummated after the requisite consent has been obtained, the General Partner intends to again offer to sell the Partnership Assets during the Substitute Sale Period. In addition, the General Partner has been advised that if the Sale is not consummated and the General Partner again offers the Partnership Assets for sale, Realty intends to simultaneously offer to sell the Realty Assets and assign its rights to the proceeds of such sale to the Partnership. A Substitute Sale will only be consummated during the Substitute Sale Period if (i) the General Partner has determined that the terms of the Substitute Sale are in the best interests of the ABC Holders, taking into account the then existing condition of the Partnership Assets and the financial and real estate markets; (ii) the General Partner obtains an opinion from a financial advisory firm of recognized standing, such as C&W, Inc., that the consideration to be received pursuant to the Substitute Sale is fair to the ABC Holders from a financial point of view and (iii) the alternative purchaser is not affiliated with the General Partner.

    There can be no assurance that the General Partner could arrange for a Substitute Sale on terms as favorable to the Partnership as the Sale. In the event that no Substitute Sale is consummated during the Substitute Sale Period, the Partnership would continue its current business activities.

RISKS AND BENEFITS TO ABC HOLDERS IF THE PARTNERSHIP SELLS ITS ASSETS

    If the Transaction is approved and the Sale or a Substitute Sale consummated, thereafter the ABC Holders' investment in the Partnership will be liquidated and the ABC Holders will have no further investment risks with respect to the Partnership.

    After consummation of the Sale or a Substitute Sale, ABC Holders will no longer receive any benefits of ownership of the Partnership Assets, including the receipt of tax-exempt income from distributions of tax-exempt interest on the Revenue Bonds. Since the amount of tax-exempt income, including tax-exempt income from distributions of accrued Base Interest and Contingent Interest, received by the ABC Holders depends on the cash flows of the Underlying Properties, if the cash flows of the Underlying Properties increase in the future, tax-exempt income received by the ABC Holders on the Revenue Bonds would likely increase as well. If the Sale or a Substitute Sale is consummated, all income generated from the Revenue Bonds after the Sale or Substitute Sale will accrue to the purchaser or purchasers of the Revenue Bonds.

    After consummation of the Sale or a Substitute Sale, ABC Holders will also no longer receive any benefits of ownership of the Equity Interests. If the cash flows of the Park at Landmark Apartments, SunBrook Apartments, Fountain Head Apartments or Pine Club Apartments or the value of such properties increase, the owners of such properties will receive those benefits in the form of increased income and greater potential sale proceeds. If the Sale or a Substitute Sale is consummated, all income generated from such properties after the Sale or a Substitute Sale and the proceeds of any sale will accrue to the purchaser of such properties.

RISKS AND BENEFITS TO ABC HOLDERS IF THE PARTNERSHIP DOES NOT SELL ITS ASSETS

    If ABC Holders do not approve the Transaction, the Partnership Assets will not be sold and the Partnership will not be liquidated. As a result, the Partnership will continue its current business activities. There is no active secondary market for the ABCs. Thus, the economic return from a continuation of the Partnership will depend upon cash flows of the Underlying Properties which can not be predicted with certainty. The Partnership's current business activities involve the following risks.

    INTEREST RATE STRUCTURE. The Revenue Bonds provide for the payment of Base Interest (at a lower rate than would be expected to be borne by similar mortgage bonds that do not provide for possible Contingent Interest) and Contingent Interest. A portion of Base Interest is unconditionally payable monthly. The remaining portion of Base Interest and Contingent Interest accrues (without interest) and is due and payable when net cash flows from the related Underlying Property are sufficient to pay such amount and, in any event, upon the sale or refinancing of the related Underlying Property. Accordingly, the rate of return realized by the Partnership will be less than the stated rate of Contingent Interest on the Revenue Bonds to the extent the remaining Base Interest and Contingent Interest is deferred or is never paid. Subsequent to the repayment of a Revenue Bond and distribution of principal to ABC Holders, the total interest received by the Partnership will decline, reflecting a reduction in the principal amount of Revenue Bonds outstanding. If any portion of the remaining Base Interest and Contingent Interest never becomes due and payable because of insufficient net cash flows and insufficient sale or refinancing proceeds from the respective Underlying Properties, the nonpayment of such remaining Base Interest and Contingent Interest will not constitute a default under the Revenue Bond or the corresponding Mortgage Loan, and there can be no assurance that such remaining Base Interest and Contingent Interest will ever become due and be paid.

    REAL ESTATE INVESTMENTS. In the future, the Underlying Properties may not generate income sufficient to meet operating expenses, including debt service, and may generate income and achieve capital appreciation at a rate less than that anticipated or available through investment in other real estate projects or other investments. Because the Revenue Bonds are nonrecourse and, in the event of default, the Partnership can only look to the income derived from, and value of, the Underlying Property to satisfy amounts due on each Revenue Bond, and since the terms of the Revenue Bond permit the Partnership to share in the net cash flows and the sale or refinancing proceeds of the Underlying Properties through Contingent Interest, such investments are subject to the general risks inherent in the ownership of real property. In addition, the Partnership's ownership of the Equity Interests subject it to the risks inherent in the ownership of real property. Such risks include reduction in rental income due to an inability to maintain occupancy levels, rent controls, adverse changes in general economic conditions, adverse local conditions (such as competitive overbuilding or a decrease in employment), adverse changes in real estate zoning laws, particularly "down-zoning", which may reduce the desirability of real estate in the area, or acts of God, such as earthquakes and floods. Furthermore, failure of rental income to reach expected levels may cause the owner of an Underlying Property to default on its obligations, including its obligations to pay principal and interest under a Mortgage Loan.

    NON-RECOURSE MORTGAGE LOANS. The Mortgage Loans are not personal obligations of the borrowers, and the Partnership relies solely on the net cash flows from and value of the Underlying Properties for its security. No state or local government or agency or authority thereof that issued the Revenue Bonds is liable for repayment of such Revenue Bonds, nor is the taxing power of any state or local government pledged to the payment of principal, premium, if any, or interest on such Revenue Bonds.

    INCOME TAX RISKS. If the Partnership is classified as an association taxable as a corporation rather than as a partnership, the Partnership itself would be subject to federal income tax and Partnership distributions made to ABC Holders would be treated as taxable dividends to the extent of the Partnership's current or accumulated earnings and profits (which would include tax-exempt interest received by the Partnership) and would be included in gross income of the ABC Holders for federal income tax purposes and subjected to income tax as ordinary dividend income.

    ABC Holders are not partners of the Partnership. Rather, such persons hold a beneficial interest in the Partnership's sole limited partner's limited partnership interest. Although the Partnership has received an opinion of counsel to the effect that ABC Holders will be considered to be partners of the Partnership for federal income tax purposes, such opinion is not binding on the Internal Revenue Service (the "Service") or any court. If ABC Holders were not considered to be partners, Partnership distributions to ABC Holders might be included in the gross income of ABC Holders for federal income tax purposes.

    The Partnership has received an opinion that (i) Contingent Interest will be treated as interest on the Revenue Bonds and the receipt of Contingent Interest will not result in the Partnership being treated as a "substantial user" of the corresponding Underlying Property, and (ii) interest accruing on the Revenue Bond, including Contingent Interest, will be exempt from federal income taxation, except for any period during which a Revenue Bond is held by a "substantial user" of the corresponding Underlying Property or by a "related person" to a substantial user. That opinion will not bind the Service or any court. Furthermore, in order for interest accruing on a Revenue Bond to be excluded from the Partnership's gross income, the Internal Revenue Code of 1986 (the "Code") requires, among other things, the continuing satisfaction of certain regulatory requirements, which relate to matters not within the control of the Partnership. The opinion of bond counsel that interest on the Revenue Bonds is excluded from the Partnership's gross income is based upon, among other things, an assumption that those regulatory requirements will be continually satisfied. If those regulatory requirements are not satisfied, the interest from the Revenue Bond could be subject to federal income taxation retroactively to the date of issue. In addition, if the Partnership or an ABC Holder were treated as a "substantial user" of an Underlying Property or a "related person" to a substantial user, the Partnership or the ABC Holder would lose the tax-exempt treatment for interest received on the corresponding Revenue Bonds. There is a risk that the Partnership would be treated as a substantial user of certain of the Underlying Properties as a result of its ownership of the Equity Interests. If, due to the payment of Contingent Interest, the Revenue Bonds were determined to involve an equity investment by the Partnership in the respective Underlying Properties, all or part of the interest on the Revenue Bonds may be included in the Partnership's gross income for federal income tax purposes.

    Interest derived from a Revenue Bond may be includable in gross income for state income tax purposes.

    TRANSACTION COSTS. Expenses incurred in connection with the Transaction, such as the fee payable to C&W, Inc. in connection with the Fairness Opinion, accounting fees, legal fees and the cost of preparing and printing this Information Statement, will be payable by the Partnership regardless of whether the Transaction is consummated. If the Transaction is approved by the ABC Holders, the General Partner estimates that the total amount of such expenses payable by the Partnership and costs of operations through the Dissolution will be approximately $1,500,000 which includes the amount that the Partnership would be required to pay to C&W of D.C. for services rendered in connection with the Sale.

    POSSIBLE BENEFITS FROM CONTINUATION OF THE PARTNERSHIP'S
BUSINESS. Significant increases in the cash flows of the Underlying Properties resulting from higher than anticipated rental rates and occupancy rates and increases in the values of the Park at Landmark Apartments, SunBrook Apartments, Fountain Head Apartments and Pine Club Apartments as a result of general property value increases in such properties' markets could result in a higher rate of return to the ABC Holders than that offered by the Transaction. Based on the information currently available, the General Partner does not expect such significant increases to occur.

                                    THE SALE

THE PURCHASE AGREEMENTS

    The description of the Purchase Agreements set forth in this Information Statement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements, copies of which are attached hereto as Exhibit B and Exhibit C and which are incorporated by reference herein. All ABC Holders are urged to read carefully the Purchase Agreements.

    GENERAL. Pursuant to the Purchase Agreements, the Partnership and Realty will sell to Purchaser the Partnership Assets and Realty Assets, respectively, including (i) the Partnership's interests in the Revenue Bonds, (ii) the Partnership's 50% equity interest and Realty's 50% equity interest in Landmark Acquisition Corp., (iii) the Partnership's 50% equity interest in Fountain Head Acquisition Corp., (iv) the Partnership's 50% equity interest and Realty's 50% equity interest in DWR SB Partnership, (v) the Partnership's 6% equity interest in Pine Club Phase II, Ltd. and (vi) Realty's mortgage servicing rights under the Servicing Agreements. Realty has assigned its rights to the proceeds of the sale of the Realty Assets to the Partnership.

    SALE PRICE.  The Sale Price is apportioned as follows:

Revenue Bonds.................................................  $120,317,750
Equity Interests and Realty Equity Interests..................    4,850,000
Realty Servicing Rights.......................................    1,832,250
                                                                -----------
Total.........................................................  $127,000,000
                                                                -----------
                                                                -----------

    With respect to the Revenue Bonds, the Sale Price is subject to the following adjustments as of the Closing Date:

        (i) the amount of any principal payments or prepayments or interest payments on any Revenue Bond of any kind or character actually received by the Partnership on or after the effective date of the Purchase Agreements (the "Effective Date"), excluding amounts in respect of (A) accrued Minimum Required Interest first accrued on or after the Effective Date and (B) remaining Base Interest first accrued on or after the Effective Date through the date of such principal payment or prepayment; provided that the amount of such adjustment shall not be in excess of the portion of the Sale Price allocated to such Revenue Bond or Bonds, which shall be deemed to be that portion of the Sale Price that bears the same proportion to the Sale Price as the outstanding principal balance of such Revenue Bond or Bonds bears to the then total outstanding principal balance of all Revenue Bonds;

        (ii) the aggregate amount of the Revenue Bonds, if any, not purchased by the Purchaser pursuant to the Purchase Agreement; provided that the amount of such adjustment shall not be in excess of the portion of the Sale Price allocated to such Revenue Bond or Bonds, which shall be deemed to be that portion of the Sale Price that bears the same proportion to the Sale Price as the outstanding principal balance of such Revenue Bond or Bonds bears to the then total outstanding principal balance of all Revenue Bonds; and

        (iii) if the Purchaser purchases a Revenue Bond relating to an Underlying Property affected by a Material Adverse Change, the actual amount of proceeds received by the Partnership prior to the Closing Date as a result of such Material Adverse Change; provided that the amount of such adjustment shall not be in excess of the portion of the Sale Price allocated to such Revenue Bond or Bonds, which shall be deemed to be that portion of the Sale Price that bears the same proportion to the Sale Price as the outstanding principal balance of such Revenue Bond or Bonds bears to the then total outstanding principal balance of all Revenue Bonds.

    With respect to the Equity Interests and the Realty Equity Interests, the Purchaser will receive a credit against the Sale Price in the amount of any proceeds received by the Partnership or Realty prior to the Closing Date as a result of a Material Adverse Change affecting the Park at Landmark Apartments, the SunBrook Apartments, the Fountain Head Apartments or the Pine Club Apartments; provided that the amount of such adjustment shall not be in excess of the portion of the Sale Price allocated to such Equity Interests and Realty Equity Interests which shall be deemed to be that portion of the Sale Price that bears the same proportion to the Sale Price as the outstanding principal amount of the Revenue Bonds secured by such property affected by the Material Adverse Change bears to the total outstanding principal balance of all of the Revenue Bonds.

    A "Material Adverse Change" includes a substantial casualty loss or environmental contamination affecting an Underlying Property or the taking of a substantial portion of an Underlying Property under the power of eminent domain.

    Any payments received by the Partnership on or after the Closing Date for which Purchaser would have been entitled to an adjustment had such payment been received prior to the Closing Date shall be delivered to the Purchaser.

    CONDITIONS TO CLOSING. The Sale will not be consummated pursuant to the Purchase Agreements unless, among other things, the following conditions have been satisfied: (i) the holders of a majority of the ABCs approve the Transaction, (ii) the absence of a material adverse change in the condition of title to the Underlying Properties from the condition of title indicated in the title commitments delivered to the Purchaser, (iii) the Partnership and Realty shall have received all necessary consents and approvals to the transfer of the Partnership Assets and the Realty Assets, if any, and otherwise complied with all of the provisions of the documents relating to the transfer of the Partnership Assets and Realty Assets, (iv) all of the representations and warranties of the parties contained in the Purchase Agreements are true and correct and all covenants and conditions contained in the Purchase Agreements have been complied with as of the Closing Date. Furthermore, the obligation of the Purchaser to purchase each Revenue Bond, Equity Interest, Realty Equity Interest and Realty Servicing Right is contingent on the absence of a Material Adverse Change affecting a substantial portion of each Underlying Property relating to such Revenue Bond, Equity Interest, Realty Equity Interest and Realty Servicing Right.

    REPRESENTATIONS AND WARRANTIES. The Purchase Agreements contain customary representations and warranties with respect to the Partnership, Realty and the Purchaser related to, among other things, (i) corporate or partnership power, existence and good standing, (ii) authorization and enforceability of the Purchase Agreements, (iii) legal proceedings, (iv) solvency and (v) broker's and finder's fees. The Purchaser has further represented and warranted to, among other things, Purchaser's sophistication, knowledge and experience, independent evaluation of the assets purchased and compliance with the Securities Act of 1933, as amended. The Partnership and Realty have further represented and warranted to, among other things, (i) ownership of the Partnership Assets and the Realty Assets and the receipt of necessary consents to their transfer, (ii) the absence of undisclosed agreements modifying the Revenue Bonds and the Servicing Agreements, (iii) the provision of all material information relating to the Partnership Assets, Realty Assets and Underlying Properties, (iv) defaults under any of the documents relating to the Revenue Bonds, (v) notices challenging the tax exempt status of the Revenue Bonds, (vi) the existence of the entities in which the Partnership and Realty own the Equity Interests and Realty Equity Interests, respectively; (vii) the delivery of corporate or partnership documents relating to the entities in which the Partnership and Realty own the Equity Interests and Realty Equity Interests, respectively, and the absence of litigation with respect to such equity interests; (viii) the absence of actions by the Partnership or Realty or the entities in which the Partnership and Realty own Equity Interests and Realty Equity Interests, respectively, that may cause interest on any of the Revenue Bonds to be taxable to Purchaser, (ix) the amount of the unpaid principal balance and accrued interest with respect to the Revenue Bonds and the amounts held by the trustees with respect to the Revenue Bonds and (x) the existence of certain escrows and reserves, and absence of undisclosed debts, with respect to the properties owned by the entities in which the Partnership and Realty own Equity Interests and Realty Equity Interests, respectively.


    The Partnership and Realty have made no representations or warranties in the Purchase Agreements and have disclaimed all representations and warranties, express or implied, with respect to (i) the collectability of the Revenue Bonds and Mortgage Loans and amounts due pursuant to the Servicing Agreements, (ii) the creditworthiness of any borrower under a Mortgage Loan, (iii) the value of any of the Underlying Properties, (iv) the accuracy of any property description contained in the Mortgage Loan documents, (v) the enforceability of the Mortgage Loan documents or the Servicing Agreements, (vi) the perfection or priority of any lien securing a Mortgage Loan, (vii) the existence or basis for any claim, counterclaim, defense or offset relating to any Mortgage Loan, (viii) the condition of the Underlying Properties, and (ix) the accuracy or reliability of any information contained in the bidding package or any other information made available to the Purchaser. Furthermore, except as set forth in the Purchase Agreements, Purchaser agreed to purchase all Partnership Assets and Realty Assets "as is."

    LIMITATION OF REMEDIES UPON A BREACH PRIOR TO CLOSING. If Purchaser fails to consummate the Sale or otherwise breaches the Purchase Agreements prior to the consummation of the Sale, then the Partnership's and Realty's damages are limited to the $6,350,000 deposited by Purchaser pursuant to the Purchase Agreements (the "Deposit"). If the Sale does not occur as a result of a default by the Partnership or Realty involving anything other than the ABC Holders' failure to consent to the Transaction, the Purchaser's remedy is limited to the return of the Deposit plus reasonable third party expenses incurred by the Purchaser up to a maximum of $1,250,000. If the Sale does not occur as a result of the ABC Holders' failure to consent to the Transaction, the Purchasers' remedy is limited to a return of the Deposit plus reasonable third party and other verifiable expenses up to a maximum of $2,000,000. If (i) the Sale fails to close as a result of a default by the Partnership or Realty and (ii) within six months following termination of the Purchase Agreements the Partnership and Realty sell the Partnership Assets and Realty Assets to a third party pursuant to an offer received prior to such termination, the Partnership and Realty must pay to the Purchaser one half of the amount by which the proceeds of such sale exceed the Sale Price, up to a maximum of $5,000,000.

    INDEMNIFICATION AFTER CLOSING. After the Closing Date, the Purchaser has agreed to indemnify the Partnership and Realty with respect to claims (i) for breaches of Purchaser's representations and warranties, covenants, obligations and agreements contained in the Purchase Agreements and (ii) arising from business done, transactions entered into or events occurring after the Closing Date with respect to the Equity Interests, Realty Equity Interests or Underlying Properties; provided that such indemnification does not extend to claims related to federal or state income tax liability of the Partnership arising in connection with the operation of the Park at Landmark Apartments and the SunBrook Apartments.

    The Partnership and Realty have agreed to indemnify the Purchaser with respect to certain claims, including:

        (i) breaches of representations and warranties and covenants contained in the Purchase Agreements and any suit arising out of the transactions contemplated thereby, so long as the claim is brought within nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998;

        (ii) the pending class action suit filed against the Partnership and the pending petition filed against the General Partner described more fully in the Partnership's periodic reports previously filed under the Exchange Act for an indefinite period; and

        (iii) facts, circumstances, actions, or events occurring, existing or arising at any time prior to the Closing Date with respect to the Park at Landmark Apartments and the SunBrook Apartments, so long as the claim is brought within nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998.

    The Partnership's and Realty's indemnification obligations are limited to a maximum of $8,890,000 which will be placed in an escrow account for a period of nine months after the Closing Date, or one year if the Sale is consummated after April 1, 1998.

FINAL DISTRIBUTION, LIQUIDATION AND DISSOLUTION

    The General Partner expects to distribute the net proceeds of the Sale by December 31, 1998. The first distribution will include the net proceeds of the Sale reduced by (i) the Partnership's expenses of the Sale, (ii) liabilities owing to the creditors of the Partnership, and (iii) any reserve set aside by the General Partner for any liabilities, including contingent or unforeseen liabilities or obligations of the Partnership, which is expected to amount to approximately 10% of the net cash proceeds of the Sale in the aggregate. The subsequent distributions will consist of the remaining net cash proceeds of the Sale, and any other remaining cash from operations or reserves. After the final distribution, the Partnership will be terminated pursuant to the Partnership's Agreement of Limited Partnership. In addition, the Partnership's registration pursuant to the Exchange Act and its obligation to file reports thereunder will be terminated.

    The Partnership estimates that the total distribution from the net proceeds of the Sale will be approximately $16.84 per ABC. This estimate is based on the facts set forth below. There can be no assurances as to the actual amounts distributed, or as to the amounts set forth below. Actual amounts may vary materially from the figures:

Gross purchase price..........................................  $127,000,000
Expenses......................................................  $ 1,500,000
Net distributable amount......................................  $125,500,000
General Partner distribution..................................  $         0
Net ABC Holders distributable amount..........................  $125,500,000
Per ABC.......................................................  $     16.84

    The Partnership estimates that the total distribution from remaining cash from operations and reserves will be approximately $.93 per ABC.

                INTERESTS OF THE GENERAL PARTNER AND AFFILIATES

DISTRIBUTION TO THE GENERAL PARTNER IF THE TRANSACTION IS CONSUMMATED

    Pursuant to the Partnership Agreement, if the Transaction is consummated and certain criteria are satisfied, the General Partner would be entitled to receive a portion of the net proceeds of the Sale or a Substitute Sale. However, assuming a sale price of $127,000,000, neither the General Partner nor any of its affiliates will receive a fee or any other compensation or distribution as a result of the Transaction. In connection with the Transaction, Realty has assigned its right to any portion of the proceeds of the Sale or Substitute Sale to the Partnership.

DISTRIBUTIONS AND FEES TO THE GENERAL PARTNER OR ITS AFFILIATES IF THE
  TRANSACTION IS NOT CONSUMMATED

    If the Transaction is not consummated and the Partnership continues its current business activities, each year the General Partner is entitled to receive 2% of the Partnership's net interest income until the ABC Holders have received distributions of net interest income sufficient to provide an average cumulative, but not compounded, return of 9.5% on their average capital contributions, as adjusted pursuant to the Partnership Agreement. Interest shall be calculated as accruing from the earlier of the date of termination of the original offering of the ABCs or the end of second calendar quarter following the date on which an ABC Holder purchased his or her ABCs. After the ABC Holders have received such a return, the General Partner is entitled to receive 10% of net interest income. The General Partner is also entitled to reimbursement for goods and materials acquired and services performed. If the Transaction is not consummated, the General Partner will also be entitled to receive a percentage of the proceeds of the sale or refinancing of any Revenue Bond in the future, assuming certain criteria are satisfied.

    An affiliate of the General Partner performs bond servicing and administrative functions, processes investor transactions and prepares tax information for the Partnership. The Partnership incurred approximately $386,000 for the nine-month period ended September 30, 1997 and $516,000 in each of 1996 and 1995 for these services. As of September 30, 1997, the affiliate was owed approximately $15,600 for these services.

    Another affiliate of the General Partner earned fees of $79,615 for the nine-month period ended September 30, 1997 and $101,844 in 1996 and $104,635 in 1995 for the management of the Park at Landmark Apartments during such nine-month period and years, respectively. As of September 30, 1997, the affiliate was owed approximately $9,172 for these services.

    If the Transaction is not consummated, the Partnership will continue to incur comparable expenses for such services.

                               INCOME TAX MATTERS

    The following is a summary of the material Federal income tax consequences of the Transaction. This summary is based on the Code and relevant administrative and judicial precedent as of the date hereof, all of which are subject to change, possibly with retroactive effect. This discussion does not address any state, foreign or local tax consequences of the Transaction. The tax treatment of an ABC Holder may vary depending upon the ABC Holder's particular situation, and certain ABC Holders (including, for example, insurance companies and qualified employee benefit plans) may be subject to special rules not discussed below. Whether or not the Sale is consummated, the General Partner estimates that an ABC Holder's Schedule K-1 for the years 1997 and for the period from January 1, 1998 to the Dissolution will reflect a distributive share of federally tax-exempt income as a result of Partnership operations.

    ABC HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TRANSACTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FEDERAL LAWS, AND OF CHANGES IN APPLICABLE TAX LAWS.

FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF THE PARTNERSHIP'S ASSETS

    The Sale or a Substitute Sale of the Partnership's assets will result in the Partnership selling substantially all of its non-cash assets. Because such a sale will constitute a taxable event, each ABC Holder will be required to take into account his or her distributive share of the gain or loss resulting from such a sale. Such gain or loss will be reportable by the ABC Holders for the Partnership taxable year ending within or with the taxable year of each ABC Holder. With respect to the Sale, assuming the net cash proceeds of the Sale are equal to approximately $125,500,000, the General Partner expects the ABC Holders who purchased their ABCs in the original offering by the Partnership to incur a tax loss. ABC Holders who purchased their ABCs through secondary market purchases after the original offering by the Partnership may have a gain or loss from the liquidation of the Partnership, depending upon the terms of their purchase. Any such gain or loss will be capital gain or loss to ABC Holders holding their ABCs as capital assets; the deduction of capital losses is subject to limitation. The amount of this gain or loss first will be determined at the Partnership level and will be equal to the aggregate of the differences between the consideration received with respect to each of the Revenue Bonds sold and the Partnership's tax basis in each such Revenue Bond.

    The General Partner estimates that, under the Partnership Agreement, at least 98% of the gain or loss resulting from the Sale at the Partnership level will be allocated to the ABC Holders. The provisions of the Partnership Agreement further allocate the ABC Holders' share of the gain or loss among the ABC Holders on the basis of the number of of ABCs owned by each ABC Holder. This gain or loss is reportable by each ABC Holder on his or her own tax return.

FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION OF THE PARTNERSHIP

    The dissolution of the Partnership will result in a distribution of cash by the Partnership to each ABC Holder. Each ABC Holder will be treated for federal income tax purposes as a limited partner of a partnership. A limited partner of a limited partnership only recognizes income as a result of receipt of cash distributions from the partnership if those distributions exceed the limited partner's adjusted tax basis in his or her partnership interest. Assuming a holder's ABCs were assigned to such holder in connection with the original offering by the Partnership, such ABC Holder's basis in ABCs will be equal to
(i) the gross purchase price of his or her ABC ($20 of original capital contribution), (ii) increased by his or her allocable share of Partnership taxable income, if any, and his or her allocable share of Partnership tax-exempt income, and (iii) decreased by his or her share of Partnership distributions, his or her allocable share of Partnership taxable losses and his or her allocable share of partnership expenditures which are not deductible in computing his or her taxable income and not properly chargeable to capital. With respect to ABC Holders who purchased their ABCs in the original offering by the Partnership, the General Partner expects such ABC Holders to incur a tax loss. ABC Holders who purchased their ABCs through secondary market purchases after the original offering by the Partnership may have a gain or loss from the liquidation of the Partnership, depending upon the terms of their purchase. Any such gain or loss will be capital gain or loss to ABC Holders holding their ABCs as capital assets; the deduction of capital losses is subject to limitation.

    Following the Dissolution, the General Partner, on behalf of the Partnership, will file a final tax return for the Partnership, and, on a timely basis, will provide Schedule K-1 forms to all ABC Holders setting forth their allocated shares of the Partnership's income, gains, losses and deductions.

                                 OTHER MATTERS

RECORD DATE; CONSENTS; REVOCATION OF CONSENTS


    The General Partner has fixed the close of business on December 12, 1997 as the record date for determining the ABC Holders entitled to consent to the Transaction. Accordingly, only holders of ABCs as of December 12, 1997 will be entitled to consent to the Transaction.



    An ABC Holder may consent to the Transaction by properly completing the consent form which accompanies this Information Statement. Consents will be solicited until January 30, 1998 (which date may be extended at the sole discretion of the General Partner if the General Partner determines that further time is required to solicit additional consents or to provide more information to the ABC Holders). A consent form shall be deemed to have been "returned" to the Partnership on the date it is given personally to an authorized representative of the General Partner or deposited in the mail or other delivery service, postage or delivery service fees prepaid. Consents may be revoked by a later dated consent form which is received by the Partnership on or before the end of the consent solicitation period.


OPINION OF COUNSEL

    Pursuant to the Limited Partnership Agreement, prior to obtaining any consent by the ABC Holders, the Partnership must provide the ABC Holders with written advice from legal counsel as to whether such consent might (i) materially affect the tax status of the Partnership, (ii) impair the limited liability of the ABC Holders or (iii) result in the dissolution or termination of the Partnership. The opinion of Bingham Dana LLP, legal counsel to the Partnership with respect to such matters, is attached as Exhibit D to this Information Statement.

SOLICITATION


    In addition to soliciting consents by mail, consents may be solicited by directors, officers and employees of the General Partner and its affiliates, who will not receive additional compensation therefor, by personal interview, telephone, telegram, courier service, or similar means of communication. In addition, the Partnership has retained Georgeson & Company, Inc. as solicitation agent (the "Solicitation Agent"). The Solicitation Agent will receive a fee and will be reimbursed for its out-of-pocket expenses by the Partnership, and the Partnership has agreed to indemnify the Solicitation Agent against certain liabilities. The Solicitation Agent will administer the delivery of information to the Limited Partners and receive and tally consents. The estimated cost of the solicitation is approximately $40,000.

CONSENT REQUIRED

    Pursuant to the Limited Partnership Agreement, approval of the Transaction requires the consent of the holders of a majority of the outstanding limited partnership interests, including assigned limited partnership interests on behalf of which Tempo-LP, Inc., a Delaware corporation and sole limited partner of the Partnership (the "Limited Partner"), will consent, abstain or withhold consent as directed by the ABC Holders. Under the Limited Partnership Agreement, each ABC Holder is entitled to instruct the Limited Partner with respect to the consent of a number of limited partnership interests equal to the number of ABCs he or she holds on the Record Date. The Limited Partner will act on behalf of the limited partnership interests assigned to the ABC Holders as directed by the ABC Holders pursuant to the consent forms. As of the Record Date, 7,454,110 ABCs were outstanding and were held of record by 7,934 ABC Holders, none of whom were officers or directors of the General Partner. No person is known to the Partnership to be the beneficial owner of more than five percent of the ABCs. The consent of holders of at least 3,727,056 ABCs is required to approve the Transaction.

NO RIGHTS TO APPRAISAL OF ABC VALUE

    If ABC Holders owning a majority of the ABCs consent to the Transaction, all ABC Holders will be bound by such consents, including ABC Holders who have not returned their consents or who have not consented. ABC Holders who do not consent are not entitled to any rights of appraisal or similar rights under the Delaware Revised Uniform Limited Partnership Act or the Limited Partnership Agreement in connection with the consummation of the Transaction.

                      WHERE YOU CAN FIND MORE INFORMATION

    The Securities and Exchange Commission (the "Commission") allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information in this Information Statement. This Information Statement incorporates by reference the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and Quarterly Reports on Form 10-Q for quarters ended March 31, 1997, June 30, 1997 and September 30, 1997. These documents contain important information about the Partnership and its financial performance.


    We are also incorporating by reference additional documents that we file with the Commission between the date of this Information Statement and the later of January 30, 1998 and the date we receive the consent to the Transaction of the holders of a majority of the ABCs.


    Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Information Statement. ABC Holders may obtain documents incorporated by reference in this Information Statement by requesting them in writing or by telephone from Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P., Two World Trade Center, New York, New York, 10048, attention:
Investor Services Group, (800) 359-9111.

                                 EXHIBIT INDEX


                                                                                                           PAGE NO.
                                                                                                         -------------
Exhibit A    Fairness Opinion dated as of November 21, 1997 issued by Cushman & Wakefield, Inc.........
Exhibit B    Bond Purchase Agreement dated as of November 21, 1997 among Dean Witter/ Coldwell Banker
             Tax Exempt Mortgage Fund, L.P., Dean Witter Realty Inc. and CAPREIT Acquisition Corp......
Exhibit C    Equity Interest Purchase Agreement dated as of November 21, 1997 among Dean
             Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P., Dean Witter Realty Inc. and CAPREIT
             Acquisition Corp..........................................................................
Exhibit D    Opinion of Bingham Dana LLP...............................................................

                                                                       EXHIBIT A
                        [Cushman & Wakefield Letterhead]

                                                      November 21, 1997

BOARD OF DIRECTORS
TEMPO-GP, INC.
Two World Trade Center
New York, NY 10048

Ladies and Gentlemen:

    Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P. (the "Fund") proposes to sell all of its non-cash assets, consisting of unrated federally tax exempt revenue bonds (the "Bonds") and equity interests (the "Equity Interests") in certain of the real properties underlying the Bonds, pursuant to the terms of the Bond Purchase Agreement and the Equity Interest Purchase Agreement, each dated as of November 21, 1997 (collectively, the "Agreements"), between the Fund, Dean Witter Realty Inc. ("Realty") and CAPREIT Acquisition Corp., an unaffiliated third party purchaser ("Purchaser"). Realty proposes to sell certain of its assets related to the Fund's assets pursuant to the Agreements and to assign to the Fund the proceeds of such sale. The foregoing sales are hereinafter referred to as the "Transaction." The total consideration to be received by the Fund in connection with the Transaction is $127,000,000 cash. The real properties underlying the Bonds are referred to herein as the "Properties."

    We have been requested by the Board of Directors of Tempo-GP, Inc., the sole general partner of the Fund (the "General Partner"), to render our opinion with respect to the advisability of selling the Bonds and Equity Interests at this time and to the fairness, from a financial point of view, to the holders of Assigned Benefit Certificates (interests in the Limited Partner of the Fund [the "ABC Holders"]) of the consideration to be received by the ABC Holders in connection with the Transaction.

    In arriving at our opinions, we have:

        1) reviewed certain publicly available financial statements and other information of the Fund;

        2) reviewed certain financial and operating data concerning the Fund prepared by the Fund;

        3) discussed the past and current operations and financial condition and the prospects of the Fund with the General Partner;

        4) analyzed historical results of operations and certain financial projections related to the Properties prepared by the Fund;

        5) visited the Properties

        6) reviewed the financial terms, to the extent publicly available, of certain comparable precedent transactions;

        7) been advised by Cushman & Wakefield of Washington D.C., Inc. that it participated in discussions and negotiations between the General Partner, Realty and the Purchaser in connection with the Transaction, and of the course and substance of such discussions and negotiations;

        8) reviewed bids solicited by Cushman & Wakefield of Washington D.C., Inc. from approximately 150 potential purchasers for all or a portion of the Bonds and the Equity Interests;

        9) considered today's historically low interest rate environment;

        10) considered conditions in the relevant real estate markets for each of the Properties and the competitive positions of the Properties within each of these markets;

        11) considered the original planned liquidation of the Fund, 14 to 17 years from inception;

        12) considered the risk of holding the Bonds until maturity;

        13) considered unrated tax exempt investments available as alternatives to investments in the Fund; and

        14) considered the assignment by Realty to the Fund of its sales proceeds from the Transaction; and

        15) considered such other factors as we have deemed appropriate.

    With respect to items (2), (3) and (4) above, we have assumed and relied upon without independent verification the accuracy and completeness of the information supplied or otherwise made available to us by the General Partner for the purposes of this opinion. We have not made any independent valuation or appraisal of the Bonds or Properties. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    Cushman & Wakefield of Washington D.C., Inc. acted as financial advisor to the Fund and Realty in connection with the Transaction and will be reimbursed for its expenses and receive a fee for its services which is contingent upon consummation of the Transaction. Other affiliates of the undersigned have performed advisory services in the past for the Fund and received fees for such services. In addition, our affiliates have performed advisory and appraisal services in the past for affiliates of the Fund and the General Partner and received fees for such services. It is understood that this letter is solely for the benefit and use of the Board of Directors of the General Partner in consideration of the Transaction and may not be used for any other purpose or reproduced or referred to at any time or in any manner without our prior written consent, except that it may be disclosed in its entirety in, and referred to in, any information statement circulated to the ABC Holders in connection with the Transaction.

    Based upon the foregoing, we are of the opinion that it is advisable that the Fund sell the Bonds and Equity Interests in the Properties in the Transaction at this time and the consideration to be received by the ABC Holders in the Transaction is fair to the ABC Holders from a financial point of view.

Sincerely,
CUSHMAN & WAKEFIELD, INC.

/s/ FRANK P. LIANTONIO                     /s/ JAMES W. MONTANARI
----------------------------------------   ----------------------------------------
Frank P. Liantonio, MAI, CRE               James W. Montanari
Executive Managing Director                Managing Director

                                                                       EXHIBIT B

                            BOND PURCHASE AGREEMENT

    THIS PURCHASE AGREEMENT (this "Agreement") is made as of November 21, 1997 (the "Effective Date") between DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P., a Delaware limited partnership ("Seller"), DEAN WITTER REALTY INC., a Delaware corporation ("Servicer"), and CAPREIT Acquisition Corp., a Maryland corporation ("Purchaser").

    WHEREAS, Seller is the owner of each tax exempt revenue bond (the "Bonds" and each a "Bond") listed on SCHEDULE A hereto (the "Bond Schedule");

    WHEREAS, with respect to the mortgage loan underlying each Bond (each a "Mortgage Loan") listed on the Bond Schedule, Servicer acts as servicer of such Mortgage Loan pursuant to a Servicing Agreement (each a "Servicing Agreement") listed on SCHEDULE B hereto (the "Servicing Agreement Schedule");

    WHEREAS, Seller wishes to sell all of its right, title and interest in and to the Bonds, Servicer wishes to assign all of its rights and obligations under the Servicing Agreements and Purchaser wishes to acquire the Bonds and the rights and obligations of Servicer under the Servicing Agreements; and

    WHEREAS, Purchaser has conducted an independent investigation of the Bonds, including without limitation a review of the documents and other materials related to the Bonds and the Servicing Agreements (collectively, the "Purchase Related Materials") made available at the office of Cushman & Wakefield of D.C., Inc. (the "Agent").

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                           PURCHASE AND SALE OF BONDS

    Section 1.1. AGREEMENT TO BUY AND SELL BONDS. Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to buy from Seller, subject to the terms and conditions of this Agreement, all of Seller's right, title and interest in and to the Bonds, and all of Seller's right, title and interest in and to the Bond Documents for each of the Bonds, and to assume all of Seller's duties, if any, under the Bond Documents. Reference in this Agreement to any Bonds shall include such right, title and interest in and to the corresponding Bond Documents. "Bond Documents" means, with respect to any Bonds, such Bonds and the corresponding indenture, loan agreement, land use restriction agreement, mortgage, Servicing Agreement, and all other documents, certificates, and instruments executed and delivered in connection with such Bonds and Servicing Agreements, including but not limited to any and all amendments or supplements to any of the foregoing.

    Section 1.2. PURCHASE PRICE. The purchase price for the Bonds shall be One Hundred Twenty Million Three Hundred Seventeen Thousand Seven Hundred Fifty Dollars ($120,317,750) (the "Bond Price" and together with the Servicing Rights Price (as defined herein), the "Purchase Price").

    Section 1.3. DEPOSIT. In consideration of Seller's agreement to sell the Bonds Purchaser hereby deposits the sum of Six Million Fifteen Thousand Nine Hundred Dollars ($6,015,900) (the "Bond Deposit" and together with the Servicing Rights Deposit (as defined herein), the "Deposit") with Seller as an earnest money deposit under this Agreement. Seller shall hold the Bond Deposit in an interest bearing account until December 15, 1997. Thereafter, the Bond Deposit shall be held by Chicago Title Insurance Company pursuant to an escrow agreement in form and substance mutually acceptable to the parties.

    Section 1.4. ALL BONDS TO BE PURCHASED. Subject to the other terms and provisions of this Agreement, Purchaser may not purchase less than all of the Bonds listed in the Bond Schedule that are outstanding as of the Closing Date. If any of the Bonds is prepaid in its entirety (each a "Prepaid Bond") before the Closing Date, Seller may retain the sums so prepaid and shall notify Purchaser of the prepayment. Seller shall have no obligation to sell to Purchaser, and Purchaser shall have no right or obligation to purchase from Seller, such Prepaid Bond at the Closing (as herein defined). In the event of such prepayment, Purchaser shall buy all of the remaining Bonds at the Closing subject to the Purchase Price adjustment set forth in Section 6.3 of this Agreement. If any of the Bonds is prepaid before the Closing but only in part, Seller may retain the sums so prepaid and Purchaser shall buy such Bond subject to the Purchase Price adjustment set forth in Section 6.3 of this Agreement.

                                   ARTICLE II
         ASSIGNMENT AND ASSUMPTION OF SERVICING RIGHTS AND OBLIGATIONS

    Section 2.1. AGREEMENT TO ASSIGN AND ASSUME SERVICING RIGHTS AND OBLIGATIONS. Servicer hereby agrees to assign to Purchaser, and Purchaser hereby agrees to assume from Servicer, subject to the terms and conditions of this Agreement, all of Servicer's rights and obligations under the Servicing Agreements and all documents, agreements, and instruments relating thereto (the "Servicing Rights").

    Section 2.2. PURCHASE PRICE. The purchase price for the Servicing Rights shall be One Million Eight Hundred Thirty-Two Thousand Two Hundred Fifty Dollars ($1,832,250) (the "Servicing Rights Price").

    Section 2.3. DEPOSIT. In consideration of Servicer's agreement to assign the Servicing Rights to Purchaser, Purchaser hereby deposits the sum of Ninety-One Thousand Six Hundred Dollars ($91,600) (the "Servicing Rights Deposit") with Servicer as an earnest money deposit under this Agreement. Servicer shall hold the Servicing Rights Deposit in an interest bearing account until December 15, 1997. Thereafter, the Servicing Rights Deposit shall be held by Chicago Title Insurance Company pursuant to an escrow agreement in form and substance mutually acceptable to the parties.

    Section 2.4. ALL SERVICING RIGHTS TO BE PURCHASED. Purchaser may not purchase less than all of the Servicing Rights. If any of the Bonds is prepaid in its entirety before the Closing Date, the Servicing Rights Price shall be reduced by an amount that bears the same proportion to the total Servicing Rights Price as the outstanding principal balance of the Bonds so prepaid bears to the total outstanding principal balance of all of the Bonds. In the event of such prepayment, Purchaser shall buy all of the remaining Servicing Rights. If any of the Bonds is prepaid before the Closing but only in part, the Servicing Rights Price with respect to such Bond shall be reduced pro rata.

                                  ARTICLE III
                                    CLOSING

    Section 3.1. CLOSING. Seller, Servicer and Purchaser agree that the closing of the purchase and sale of the Bonds and the assignment and assumption of the Servicing Rights (the "Closing") shall be held on a date (the "Closing Date") not later than twenty (20) days after the date on which the Seller and Servicer provide notice to the Purchaser that all of the conditions precedent to the consummation of the transactions contemplated hereby set forth in Section 5.1 and Section 5.2 of this Agreement have been satisfied, or waived, (which notice from Seller and Servicer need not address whether the Purchaser is ready, willing and able to consummate the transactions contemplated by the Equity Interest Purchase Agreement (as hereinafter defined) as described in Section 5.2(d) hereof), but in any event not later than June 30, 1998; PROVIDED, HOWEVER, that if the only condition precedent to the consummation of the transactions contemplated hereby that remains unsatisfied as of June 30, 1998 is that condition precedent set forth in Section 5.1(f) and Section 5.2(a) of this Agreement, then, with the consent of all parties hereto, the Closing Date may be extended for the purpose of satisfying such condition to a date mutually acceptable to the parties. If the transactions contemplated hereby shall not have been consummated by June 30, 1998, as such date may be extended by the mutual agreement of the parties, any party hereto shall have the right to terminate this Agreement by notice to the other parties. The Closing shall commence at 10:00 a.m., at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, or such other time and place mutually selected by Purchaser, Servicer and Seller.

    Section 3.2. CLOSING. On the Closing Date,

        (a)  Seller shall

           (i) sell, assign, convey, transfer and deliver to Purchaser all of the Bonds being acquired hereunder (including, but not limited to, all claims (including proofs of claim), causes of action and judgments relating thereto);

           (ii) execute and deliver to Purchaser a consent to the assignment of the Servicing Agreements;

           (iii) deliver to Purchaser an opinion of counsel for Seller dated the Closing Date, substantially in the form of EXHIBIT A hereto;

           (iv) credit to Purchaser the Bond Deposit and all the amounts, if any, creditable on the Closing Date to Purchaser pursuant to Section 6.3 of this Agreement;

           (v) deliver to Purchaser (A) a certified copy of the Certificate of Limited Partnership of Seller, and any amendments thereto, (B) a certificate of an officer of the General Partner of Seller with respect to (I) the Seller's Partnership Agreement, and any amendments thereto,
       (II) incumbency and (III) corporate resolutions of the General Partner of Seller authorizing the transactions contemplated by this Agreement and
       (C) a certificate of good standing of Seller issued by the Delaware Secretary of State, or alternatively, similar corporate and/or partnership documents as applicable for any permitted assignee of Purchaser;

           (vi) execute and deliver to Purchaser an assignment and assumption agreement, in form and substance mutually acceptable to the parties hereto, assigning all of Seller's right, title and interest in, and delegating all of Seller's duties, if any, under, the Bond Documents for each Bond;

           (vii) deliver to Purchaser all of the Bond Documents, including any originals in Seller's possession, and Seller's Purchase Related Materials, with a certificate that such Bond Documents and Purchase Related Materials contain all material agreements, documents and instruments constituting or relating to the Bonds;

           (viii) deliver to Purchaser all deposits, escrows, replacement reserves and other property-related moneys, including without limitation tax and insurance escrows, but excluding without limitation any principal and interest paid on the Bonds, held by or for the benefit of Seller pursuant to the terms and provisions of any of the Bond Documents, all of which deposits, escrows, reserves and other property-related moneys are listed on SCHEDULE F hereto;

           (ix) deliver to Purchaser any financial statements, litigation papers, correspondence, or other documents or materials held by the Seller relating to the Bonds;

           (x) execute and deliver such other assignments and instruments of transfer as Purchaser may reasonably require in order to effectuate the transactions contemplated herein; and

           (xi) execute and deliver to Purchaser a closing statement setting forth the amounts payable by Purchaser to Seller under this Agreement (including adjustments to be made between Seller and Purchaser pursuant to Section 6.3 of this Agreement).

        (b)  Servicer shall

           (i) execute and deliver to Purchaser an assignment and assumption agreement, in form and substance mutually acceptable to the parties hereto, assigning all of Servicer's rights, and delegating all of Servicer's obligations, under the Servicing Agreements;

           (ii) deliver to Purchaser an opinion of counsel for Servicer dated the Closing Date, substantially in the form of EXHIBIT B hereto;

           (iii) deliver to Purchaser (A) a certified copy of the Certificate of Incorporation of Servicer, (B) a certificate of an officer of Servicer with respect to (I) incumbency, (II) by-laws of Servicer and (III) resolutions authorizing the transactions contemplated by this Agreement and (C) a certificate of good standing of Servicer issued by the Delaware Secretary of State;

           (iv) credit to Purchaser the Servicing Rights Deposit and all amounts, if any, creditable on the Closing Date to Purchaser pursuant to
       Section 2.4 of this Agreement;

           (v) deliver to Purchaser all of the Servicing Agreements and all other documents and materials held by Servicer related thereto;

           (vi) deliver to Purchaser all deposits, escrows, replacement reserves and other property-related moneys, including without limitation tax and insurance escrows, but excluding without limitation fees received by Servicer pursuant to the Servicing Agreements, held by Servicer pursuant to the terms and provisions of any of the Servicing Agreements; and

           (vii) execute and deliver to Purchaser a closing statement setting forth the amounts payable by Purchaser to Servicer (including adjustments to be made between Servicer and Purchaser pursuant to Section 2.4 of this Agreement).

        (c)  Purchaser shall

           (i) pay to Seller by wire transfer, cashier's check or in other immediately available funds an amount equal to the Bond Price (including the Bond Deposit) MINUS the amounts, if any, creditable on the Closing Date to Purchaser pursuant to Section 6.3;

           (ii) pay to Servicer by wire transfer, cashier's check or in other immediately available funds an amount equal to the Servicing Rights Price (including the Servicing Rights Deposit) MINUS any reductions provided for in Section 2.4;

           (iii) execute and deliver (A) to Seller an assignment and assumption agreement, in form and substance mutually acceptable to the parties hereto, pursuant to which Purchaser shall accept the assignment of all of Seller's rights and shall assume all of Seller's duties, if any, under the Bond Documents, and (B) to Servicer an assignment and assumption agreement, in form and substance mutually acceptable to the parties hereto, pursuant to which Purchaser shall accept the assignment of all of Servicer's rights and shall assume all of Seller's obligations under the Servicing Agreements;

           (iv) deliver to Seller and Servicer an opinion of outside counsel for Purchaser dated the Closing Date, substantially in the form of EXHIBIT C hereto;

           (v) deliver to Seller (A) a certified copy of the Certificate of Incorporation of Purchaser, (B) a certificate of an officer of Purchaser with respect to (I) incumbency, (II) by-laws of Purchaser and (III) resolutions authorizing the transactions contemplated by this Agreement and (C) a certificate of good standing of Purchaser issued by the Maryland Secretary of State or, alternatively, similar corporate and/or partnership documents as applicable for any permitted assignee of Purchaser; and

           (vi) execute and deliver such other assumption agreements and instruments of transfer as Seller and/or Servicer may reasonably require in order to effectuate the transactions contemplated hereby.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

    Section 4.1. SELLER'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE C hereto, Seller hereby represents and warrants to Purchaser as follows as of the Effective Date:

        (a) Seller is a limited partnership, validly existing and in good standing under the laws of the State of Delaware.

        (b) Seller has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The general partner of Seller is Tempo-GP, Inc., which is a corporation validly existing and in good standing under the laws of the state of Delaware (the "General Partner").

        (d) The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary partnership action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Seller's Certificate of Limited Partnership as amended to date or Partnership Agreement as amended to date or of any agreement, judgment, injunction, order, decree or other instrument binding on Seller.

        (e) The obligations imposed on Seller under this Agreement are enforceable against Seller according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (f) Seller is the legal owner of the Bonds, free and clear of any lien, security interests and other encumbrances, and Seller has the right to assign the Bonds to Purchaser without the consent of any third party, except such consents as have been obtained or will be obtained prior to the Closing Date and delivered to Purchaser and such consents the failure to obtain which would not have a material adverse effect upon the value of any Bonds or Seller's ability to perform its obligations under this Agreement. Seller has not assigned or transferred the Bonds, directly or indirectly, to any other person and has not assigned or transferred to any other person, directly or indirectly, any of its rights under the Bonds.

        (g) There are no legal actions, suits, investigations or other legal or administrative proceedings pending or, to Seller's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of Seller to perform its obligations under this Agreement.

        (h) Seller has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief against Seller under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller. No general assignment of Seller's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of its properties.

        (i) Seller has made available to Purchaser for its review all of the material information relating to the Bonds and the Mortgage Loans that was in Seller's possession as of the date (the "Due Diligence Commencement Date") on which such material information was first made available to prospective purchasers of the Bonds, including the Purchase Related Materials. All other material information relating to the Bonds and the Mortgage Loans that was in Seller's possession prior to the Effective Date was made available to Purchaser. There are no other documents containing terms and provisions that would be material to an investment decision to acquire the Bonds.

        (j) The Bond Documents constitute all of the material documents, instruments and agreements relating to the Bonds, copies of which have been provided to Purchaser. The copies of the Bond Documents provided to Purchaser are true, complete and correct copies of the documents they purport to be. Except by written instrument or other written documentation included in the Bond

    Documents, Seller has not modified, terminated, acknowledged as satisfied, or subordinated any Bond Document, in whole or in part, or released, canceled, or acknowledged as satisfied any lien or encumbrance purported to be created by any of the Bond Documents or any indebtedness or obligation purported to be created, actually or contingently, by any of the Bond Documents.

        (k) No payment default has occurred which is continuing under any of the Bond Documents. Seller has not received notice, and is not otherwise aware, of any other default or event of default which is continuing under any of the Bond Documents.

        (l) Seller has not received any notice, and is not otherwise aware, of any governmental, judicial, or other action or claim by any person which is pending or threatened against the owner of property financed with or securing the Bonds (a "Borrower") or any general partner of a Borrower, or any of the mortgaged property financed with or securing the Bonds, any issuer of any Bonds or the trustee under any indenture pursuant to which any Bonds are outstanding, or with respect to or affecting any of the Bond Documents.

        (m) Neither Seller nor any of its affiliates has taken any action or failed to take any action which, individually or in the aggregate, would cause interest on any Bonds to be includable in the federal gross income of the owners of any Bonds (other than Seller during the period of its ownership of any Bonds), and Seller has not received any notice, and is not otherwise aware of any fact or circumstance, or of any action or omission by Seller or any of its affiliates, or by any Borrower or any of its affiliates, or by any other person, which could cause interest payable on any of the Bonds to be includable in the gross income of the holder of any such Bonds (other than Seller during the period of its ownership of the Bonds) for federal income tax purposes.

        (n) The amounts listed on the Bond Schedule accurately reflect in all material respects the outstanding principal balance of each series of the Bonds, the amount of each category of accrued and unpaid interest on each series of Bonds, and all amounts held by the trustee with respect to each series of Bonds.

        (o) Except as disclosed in the Purchase Related Materials or otherwise disclosed in writing to Purchaser before the Effective Date, there are no agreements modifying any of the Bonds or Mortgage Loans, except agreements that are no longer in effect and agreements that individually, or in the aggregate, do not have a material adverse effect on the holder of the Bonds.

        (p) Seller has not engaged the services of any agent, broker or other similar party in connection with the sale of the Bonds except the Agent whose fees and commission shall be paid by Seller in accordance with a separate agreement between Seller, Servicer and Agent.

    Section 4.2. SERVICER'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE D hereto, Servicer represents and warrants to Purchaser as follows as of the Effective Date:

        (a) Servicer is a corporation validly existing and in good standing under the laws of the State of Delaware.

        (b) Servicer has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The execution, delivery and performance of this Agreement by Servicer have been duly authorized by all necessary corporate action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Servicer's certificate of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding on Servicer.

        (d) The obligations imposed on Servicer under this Agreement are enforceable against Servicer according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (e) Servicer has the right to assign its rights and obligations under the Servicing Agreements without the consent of any third party, except such consents as have been obtained or will be obtained on or prior to the Closing Date and delivered to Purchaser and such consents the failure to obtain which would not have a material adverse effect upon the value of the Servicing Agreements or Servicer's ability to perform its obligations under this Agreement, and Servicer has not assigned, directly or indirectly, its rights and obligations under the Servicing Agreements to any other person.

        (f) There are no legal actions, suits, investigations or other legal or administrative proceedings pending, or to Servicer's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of Servicer to perform its obligations under this Agreement.

        (g) Servicer has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief against Servicer under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Servicer. No general assignment of Servicer's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Servicer or any of its properties.

        (h) Servicer has made available to Purchaser for its review all of the material information relating to the Servicing Agreements that was in Servicer's possession as of the Due Diligence Commencement Date, including the Purchase Related Materials. All other material information relating to the Servicing Agreements that was in Servicer's possession prior to the Effective Date was made available to Purchaser.

        (i) Except as disclosed in the Purchase Related Materials or otherwise described in writing to Purchaser before the Effective Date, there are no agreements modifying any of the Servicing Agreements, except agreements that are no longer in effect and agreements that individually, or in the aggregate, do not have a material adverse effect on the servicer under, or on the value of, such Servicing Agreements.

        (j) Servicer has not engaged the services of any agent, broker or other similar party in connection with the assignment of the Servicing Agreements except the Agent whose fees and commission shall be paid by Servicer in accordance with a separate agreement between Seller, Servicer and Agent.

    Section 4.3. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE E hereto, Purchaser hereby represents and warrants to Seller and Servicer as follows as of the Effective Date:

        (a) Purchaser is a corporation, validly existing and in good standing under the laws of Maryland.

        (b) Purchaser has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Purchaser's certificate of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding on Purchaser.

        (d) The obligations imposed on Purchaser under this Agreement are enforceable against Purchaser according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (e) There are no legal actions, suits, investigations or other legal or administrative proceedings pending, or, to Purchaser's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

        (f) Purchaser has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief against Purchaser under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Purchaser. No general assignment of Purchaser's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Purchaser or any of its property.

        (g) Purchaser is a sophisticated investor and has independently reviewed such documents and other materials relating to the Bonds, Servicing Agreements and Mortgage Loans as were made available to it and it deemed relevant and material, including without limitation the Purchase Related Materials, and has undertaken such other independent investigation as it deemed necessary or desirable in connection with its purchase of the Bonds and the assumption of the Servicing Rights. Purchaser has made its decision to buy the Bonds and assume the Servicing Rights based upon its own independent evaluation of the information set forth in Sections 4.1(i) and 4.1(j) of this Agreement and has not relied upon any oral or other written statements, representations or information provided by Seller, Servicer or Agent or any officer, employee, agent or representative of Seller, Servicer or Agent, including (without limitation) the information contained in the Bid Information and Detailed Information Package provided by Agent to Purchaser (the "Bid Information Package"), other than those representations and warranties expressly set forth in this Agreement.

        (h) Purchaser is aware that the consideration being paid by it hereunder may differ from the amounts ultimately received by Purchaser with respect to the Bonds and the Servicing Agreements and that the Bonds may have limited liquidity. Purchaser is sufficiently experienced and knowledgeable or advised in all tax, financial, legal, regulatory and other issues and concerns necessary to participate in the transactions contemplated by this Agreement and has sufficient financial resources to bear the economic risks of purchasing the Bonds and holding the Bonds until maturity and assuming the Servicing Rights.

        (i) The Purchaser or its permitted assignee is purchasing the Bonds and the Servicing Rights in accordance with the terms hereof for its own account without a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser or its permitted assignee has been informed and understands that the Bonds and the Servicing Rights have not been registered pursuant to the provisions of
    Section 5 of the Securities Act and must be held indefinitely unless such Bonds and the Servicing Rights are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available for the disposition of such Bonds and Servicing Rights.

        (j) The Purchaser represents that it or its permitted assignee is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

        (k) Purchaser has not engaged the services of any agent, broker, or other similar party, and is not otherwise liable for the payment of any fees, commissions or other compensation, in connection with its purchase of the Bonds or the assumption of the Servicing Rights.

    Section 4.4. DISCLAIMER OF WARRANTIES AND REPRESENTATIONS. EXCEPT FOR THOSE EXPRESSED IN SECTIONS 4.1 AND 4.2, NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER OR SERVICER OR AGENT OR BY ANYONE ACTING ON THEIR BEHALF, INCLUDING, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTIES OR REPRESENTATIONS REGARDING (i) THE COLLECTABILITY OF ANY BOND, (ii) THE COLLECTABILITY OF ANY AMOUNTS DUE PURSUANT TO THE SERVICING AGREEMENTS, (iii) THE COLLECTABILITY OF ANY MORTGAGE LOAN, (iv) THE CREDITWORTHINESS OF ANY BORROWER OF A MORTGAGE LOAN, (v) THE VALUE OF ANY COLLATERAL SECURING ANY MORTGAGE LOAN, (vi) THE ACCURACY OF ANY PROPERTY DESCRIPTION CONTAINED IN DOCUMENTS RELATED TO THE MORTGAGE LOANS (THE "LOAN DOCUMENTS") OR THE

ENFORCEABILITY OF THE LOAN DOCUMENTS OR SERVICING AGREEMENTS, (vii) THE PERFECTION OR PRIORITY OF ANY LIEN SECURING A MORTGAGE LOAN, (viii) THE EXISTENCE OR BASIS FOR ANY CLAIM, COUNTERCLAIM, DEFENSE OR OFFSET RELATING TO ANY MORTGAGE LOAN, (ix) THE CONDITION OF THE COLLATERAL SECURING ANY MORTGAGE LOAN, INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL CONDITION, WHETHER LATENT OR OBSERVABLE, OR (x) THE ACCURACY, COMPLETENESS OR RELIABILITY OF ANY OF THE INFORMATION CONTAINED IN THE BID INFORMATION PACKAGE OR OF ANY REPORT CONTAINED IN THE PURCHASE RELATED MATERIALS OR OTHERWISE FURNISHED OR MADE AVAILABLE TO PURCHASER, INCLUDING (WITHOUT LIMITATION) ANY ENVIRONMENTAL ASSESSMENT REPORT, APPRAISAL, OPERATING OR FINANCIAL STATEMENT, OR RENT ROLL. SELLER AND SERVICER EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES EXCEPT FOR THOSE EXPRESSLY SET FORTH IN SECTIONS 4.1 AND 4.2.

    Section 4.5. BONDS SOLD AND SERVICING RIGHTS ASSIGNED "AS IS." EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL BONDS SOLD TO PURCHASER AND ALL SERVICING RIGHTS ASSIGNED TO AND ASSUMED BY PURCHASER UNDER THIS AGREEMENT ARE SOLD, ASSIGNED AND TRANSFERRED "AS IS," WITHOUT RECOURSE, REPRESENTATION OR WARRANTY.

    Section 4.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller, Servicer and Purchaser in this Agreement shall survive, in the case of those set forth in Section 4.1 and Section 4.2 hereof solely for the purpose of effectuating the indemnification provisions set forth in Section 7.2 hereof, and in all cases for a period of nine (9) months after the Closing Date; PROVIDED THAT, in the event that the Closing does not occur prior to April 1, 1998, the representations and warranties in this Agreement shall survive for a period of one (1) year after the Closing Date.

                                   ARTICLE V
                             CONDITIONS TO CLOSING

    Section 5.1. CONDITIONS TO PURCHASER'S OBLIGATIONS. Pursuant to the terms of
Section 5.3 hereof, Purchaser's obligations under this Agreement to purchase the Bonds and the Servicing Rights and assume the duties, if any, of the Seller under the Bond Documents and the obligations of the Servicer under the Servicing Agreements shall be contingent and specifically conditioned upon the following:

        (a) Seller and Servicer shall have complied in all material respects with all of the covenants, agreements and conditions required by this Agreement to be complied with by Seller and Servicer prior to or as of the Closing.

        (b) All of the representations and warranties of Seller and Servicer set forth in this Agreement, except as set forth in SCHEDULES C and D hereto, shall be true and correct at and as of the Closing in all material respects, as though such representations and warranties were made at and as of the Closing.

        (c) There shall have been no material adverse change in the condition of title to the properties financed with or securing the Bonds from the condition of title indicated in the title commitments delivered to Purchaser as part of the Purchase Related Materials.

        (d) Seller and Servicer shall have received all necessary consents and approvals, if any, and otherwise shall have effected compliance with all of the provisions of the Bond Documents relating to the transfer of the Bonds, the Bond Documents and the Servicing Agreements to Purchaser and copies of all such consents and approvals shall have been delivered to Purchaser.

        (e) All of the conditions precedent to Purchaser's obligations to consummate the transactions contemplated by the Equity Interest Purchase Agreement dated as of the date hereof among Seller, Servicer and Purchaser (the "Equity Interest Purchase Agreement") shall have been satisfied (other than the condition that all of the conditions to Purchaser's obligations to consummate the transactions contemplated by this Agreement have been satisfied) and Seller and Servicer are ready, willing and able to comply with their obligations under, and to consummate the transactions contemplated by, the Equity Interest Purchase Agreement.

        (f) Seller shall have obtained the consent of the requisite percentage of the issued and outstanding Assigned Benefit Certificates of the limited partner of the Seller in order to consummate the sale of the Bonds as contemplated by this Agreement.

        (g) None of the following events (each a "Material Adverse Change") shall have occurred during the period beginning on the Due Diligence Commencement Date and ending on the Closing Date: a substantial casualty loss or environmental contamination affecting the collateral for a Mortgage Loan or the taking of a substantial portion of the collateral for a Mortgage Loan under the power of eminent domain.

    Section 5.2. CONDITIONS TO SELLER'S AND SERVICER'S OBLIGATIONS. Pursuant to the terms of Section 5.3 hereof, Seller's obligation to sell the Bonds and Servicer's obligation to assign the Servicing Agreements and the Servicing Rights under this Agreement shall be contingent and specifically conditioned upon the following:

        (a) Seller shall obtain the consent of the holders of the requisite percentage of the issued and outstanding Assigned Benefit Certificates of the limited partner of the Seller to consummate the sale of the Bonds as contemplated by this Agreement.

        (b) Purchaser shall have complied in all material respects with all of the covenants, agreements and conditions required by this Agreement to be complied with by Purchaser prior to or as of the Closing.

        (c) All of the representations and warranties of Purchaser set forth in this Agreement, except as set forth in SCHEDULE E hereto, shall be true and correct at and as of the Closing in all material respects, as though such representations and warranties were made at and as of the Closing.

        (d) All of the conditions precedent to Seller's and Servicer's obligations to consummate the transactions contemplated by the Equity Interest Purchase Agreement shall have been satisfied (other than the condition that all of the conditions to Seller's and Servicer's obligations to consummate the transactions contemplated by this Agreement have been consummated) and Purchaser is ready, willing and able to comply with its obligations under, and to consummate the transaction contemplated by, the Equity Interest Purchase Agreement.

    Section 5.3. TERMINATION FOR FAILURE TO SATISFY CONDITIONS. If any of the conditions precedent described in Section 5.1 (other than subsections (f) and (g) thereof) are not satisfied as of June 30, 1998, the Purchaser shall have the option (i) to terminate this Agreement by giving notice thereof to Seller and Servicer, in which case the Deposit and all interest earned thereon shall be refunded to Purchaser and thereafter no party hereto shall have any liability hereunder or (ii) to waive such condition and proceed to Closing. If the condition precedent described in Section 5.1(g) is not satisfied as of the Closing Date with respect to one or more of the Bonds identified on the Bond Schedule, Purchaser shall have the option (i) to be relieved of its obligation to purchase such Bond or Bonds and assume the related Servicing Rights affected by such Material Adverse Change, in which case the pro rata share of the Deposit (based upon the proportion that the outstanding principal balance of such Bond or Bonds bears to the total outstanding principal balance of all of the Bonds) and the interest earned thereon allocable to both such Bond or Bonds affected by the Material Adverse Change and the related Servicing Rights, shall be refunded to the

Purchaser; PROVIDED THAT Purchaser's obligation to purchase the remaining Bonds and assume the remaining Servicing Rights shall not be affected thereby or (ii) to waive such condition and proceed to Closing. If the condition precedent described in Section 5.1(f) and Section 5.2(a) is not satisfied as of June 30, 1998, as such date may be extended by mutual agreement of the parties as set forth in Section 3.1 hereof, then Purchaser or Seller shall have the option to terminate this Agreement by giving written notice thereof to the other parties hereto, in which case the Deposit and all interest earned thereon shall be refunded to Purchaser, and Seller shall pay to Purchaser the amount of any reasonable third party expenses (except that any lender's and lender's counsel fees shall be deemed reasonable) and other verifiable costs and expenses (including overhead costs), in each case incurred by Purchaser in connection with this Agreement; PROVIDED, HOWEVER, that the total amount that Seller shall be obligated to pay to Purchaser pursuant to this sentence, together with all amounts payable by Seller pursuant to the third sentence of Section 4.3 of the Equity Interest Purchase Agreement, shall not exceed an aggregate amount equal to $2,000,000, and thereafter no party hereto shall have any further liability hereunder. If any of the conditions precedent described in Sections 5.2(b), 5.2(c) or 5.2(d) (based on Purchaser's default in any representation, warranty or covenant, in the case of Section 5.2(d)) is not satisfied as of June 30, 1998, then Seller and Servicer shall have the option (i) to terminate this Agreement by giving notice thereof to Purchaser, in which case the Bond Deposit and all interest earned thereon may be retained by Seller, and the Servicing Rights Deposit and all interest earned thereon may be retained by Servicer, as liquidated damages as provided in Article VII, and thereafter no party hereto shall have any further liability hereunder or (ii) to waive such conditions and proceed to Closing.

                                   ARTICLE VI
                        ADDITIONAL COVENANTS OF PARTIES

    Section 6.1. SERVICING MORTGAGE LOANS BEFORE CLOSING. Until the Closing Date, Servicer shall continue to service the Mortgage Loans in a commercially reasonable manner. As to any Mortgage Loan that is or becomes in default before the Closing Date, Servicer reserves the right, at its option, to take such action as it deems necessary or appropriate in its sole discretion to collect any delinquent payments, to accelerate the Mortgage Loan, to foreclose or otherwise realize on collateral for the Mortgage Loan, or to exercise any other rights and remedies that may be available on account of such default; PROVIDED, HOWEVER, that Servicer shall not be obligated to take any such action and Servicer shall consult with Purchaser regarding the advisability of taking any action. Notwithstanding the foregoing provisions of this Section 6.1, without the prior written consent of Purchaser, not to be unreasonably withheld, neither Seller nor Servicer shall, at any time while this Agreement is in effect, (a) release any collateral or any party from any liability on or with respect to any of the Bonds or the Mortgage Loans, except in connection with the entire prepayment of any Bond by any third party unaffiliated with Seller or Servicer,
(b) compromise or settle any claim of Seller or Servicer against a Borrower or any other obligor with respect to any of the Bonds or Mortgage Loans, or (c) sell or encumber, or contract to sell or encumber, any right, title, or interest of Seller or Servicer under or with respect to any Bonds or Mortgage Loans.

    Section 6.2. TRANSFER OF SERVICING AGREEMENTS AND SERVICING RIGHTS. After the Closing Date, Servicer shall not continue to service the Mortgage Loans, and Purchaser shall assume all of Servicer's duties with respect to servicing the Mortgage Loans. All payments received by Servicer after the Closing Date with respect to any Servicing Agreement assumed by Purchaser (other than payments relating to services performed by Servicer prior to the Closing Date) shall belong to Purchaser, and Servicer shall, if it receives any such payment after the Closing Date, promptly deliver all such payments to Purchaser within a reasonable time after their receipt. All payments received by Purchaser after the Closing Date with respect to any Servicing Agreement assumed from Servicer and relating to services performed by Servicer prior to the Closing Date, shall belong to Servicer, and Purchaser shall, if it receives any such payment after the Closing Date, promptly deliver all such payments to Servicer within a reasonable time after their receipt.

In addition, for six (6) months after the Closing Date, Servicer shall promptly after receipt, forward to Purchaser copies of any correspondence relating to the Servicing Agreements received by Servicer.

    Section 6.3. CERTAIN PAYMENTS.

        (a) CREDITS TO PURCHASER. Purchaser shall receive a credit against the Purchase Price with respect to the following amounts:

           (i) the amount of principal payments or prepayments or interest payments on any Bond of any kind or character actually received by Seller on or after the Effective Date excluding amounts in respect of (A) minimum base interest first accrued on or after the Effective Date and prior to the Closing Date and (B) additional base interest first accrued on or after the Effective Date and prior to the Closing Date to the extent such amounts are actually payable from cash flow generated after the Effective Date through the date of such prepayment or payment; PROVIDED THAT the amount of the credit afforded to Purchaser by this clause (i) shall not be in excess of the portion of the Bond Price allocated to such Bond or Bonds, which shall be deemed to be that portion of the Bond Price that bears the same proportion to the Bond Price as the outstanding principal balance of such Bond or Bonds bears to the then total outstanding principal balance of all of the Bonds;

           (ii) the aggregate amount of the Bonds, if any, deleted from the Bond Schedule by Seller prior to the Closing Date (pursuant to this Agreement, including Section 1.4 of this Agreement); PROVIDED THAT the amount of the credit afforded to Purchaser by this clause (ii) shall not be in excess of the portion of the Bond Price allocated to such Bond or Bonds, which shall be deemed to be that portion of the Bond Price that bears the same proportion to the Bond Price as the outstanding principal balance of such Bond or Bonds bears to the then total outstanding principal balance of all of the Bonds; and

           (iii) if Purchaser exercises its option under Section 5.3 to purchase a Bond affected by a Material Adverse Change consisting of a casualty to, or condemnation of, a property securing such Bond, the actual amount of the proceeds received by the Seller prior to the Closing Date as a result of such Material Adverse Change; PROVIDED THAT the amount of the credit afforded to Purchaser by this clause (iii) shall not be in excess of the portion of the Bond Price allocated to such Bond or Bonds, which shall be deemed to be that portion of the Bond Price that bears the same proportion to the Bond Price as the outstanding principal balance of such Bond or Bonds bears to the then total outstanding principal balance of all of the Bonds.

    With respect to any and all payments received by Seller on or after the Closing Date for which Purchaser is entitled to a credit under this Section 6.3(a) on account of any Bond (but as to which Purchaser did not receive a credit because such payments were not received prior to the Closing Date), Seller shall promptly remit such payments to Purchaser in immediately available funds. In addition, for six (6) months after the Closing Date, Seller shall promptly after receipt, forward to Purchaser copies of any correspondence relating to any Bond received by Seller.

        (b) AMOUNTS IN RESPECT OF BANKRUPTCIES. With respect to amounts held by a bankruptcy court, bankruptcy trustee, bankruptcy debtor-in-possession, receiver in foreclosure or similar third party in respect of any Bond purchased by Purchaser, Seller's interest in same to the extent applicable to the period on and after the Effective Date shall be assigned to Purchaser and, if any portion thereof is received by Seller, it shall be paid or credited to Purchaser promptly after receipt, excluding (i) amounts in respect of payments for services performed by Servicer pursuant to the Servicing Agreement relating to such Bond prior to the Closing Date and (ii) amounts in respect of (A) minimum base interest first accrued on or after the Effective Date and prior to the Closing Date and (B) additional base interest first accrued on or after the Effective Date and prior to the Closing Date to the extent such amounts are actually payable from cash flow generated after the Effective Date through the Closing Date; PROVIDED THAT the amount assigned, paid or credited to Purchaser shall not be in excess of the portion of the Bond Price allocated to such Bond or Bonds, which shall be deemed to be that portion of the Bond Price that bears the same proportion to the Bond Price as the outstanding principal balance of such Bond or Bonds bears to the then total outstanding principal balance of all of the Bonds.

        (c) FURTHER ADJUSTMENTS. In the event any of the adjustments required to be made under this Agreement is not determined at Closing and shown on the closing statements, the parties shall make such calculations and adjustments promptly after such adjustment can be determined.

    Section 6.4. ACCESS. Before the Closing Date, Purchaser shall have the right from time to time to review and copy at its expense any of the Purchase Related Materials during Seller's and/or Servicer's regular business hours and upon reasonable notice to Seller and/or Servicer. For a period of two years after the Bond Documents are delivered to Purchaser, Seller and Servicer shall have the right from time to time to review and copy at their expense any of the Bond Documents during Purchaser's regular business hours and upon reasonable notice to Purchaser.

    Section 6.5. ASSUMPTION OF SELLER'S AND SERVICER'S DUTIES. From and after the Closing, Purchaser shall assume and comply with all of the terms, conditions and covenants of the Bonds, the Bond Documents and the Servicing Agreements that are required to be complied with by Seller and/or the Servicer and Seller and/or Servicer shall have no further obligations with respect thereto.

    Section 6.6. COMMUNICATIONS WITH BORROWER AND TRUSTEES. Before the Closing without the consent of Seller, Purchaser shall not, directly or indirectly, notify, contact or otherwise communicate orally or in writing with any Borrower under any Mortgage Loan or its affiliates in connection with the Purchaser's purchase of the Bonds or assumption of the Bond Documents and Servicing Rights. Seller shall use its reasonable efforts to assist Purchaser in obtaining from the trustee under each indenture pursuant to which any of the Bonds were issued and remain outstanding, a certificate specifying: (i) the outstanding principal amount of such Bonds and the accrued and unpaid interest on such Bonds, and all accounts maintained by the trustee with respect to all of such Bonds and the amounts held in each and all of such accounts, all of which shall be consistent in all material respects with the information furnished by Seller to Purchaser prior to the Effective Date; and (ii) such other information as Purchaser shall reasonably request.

    Section 6.7. ACCESS TO PROPERTIES. Purchaser, its officers, employees, agents and contractors (all of whom shall be considered "Purchaser" for purposes of this Section) shall not enter any of the real properties securing the Mortgage Loans (the "Properties") before the Closing for any purpose without Seller's or Servicer's prior approval, which shall not be unreasonably withheld or delayed. If Seller or Servicer permits Purchaser to have access to a Property, (i) Purchaser shall not interfere with the use and enjoyment of the Property by the Borrowers under the Mortgage Loans, their tenants or others and
(ii) Purchaser shall indemnify, defend and hold Seller and Servicer harmless from and against any and all claims, liabilities, damages and costs (including reasonable attorneys' fees) arising directly or indirectly from Purchaser's entry onto any of the Properties.

    Section 6.8. CONFIDENTIALITY AGREEMENT. Purchaser previously executed a confidentiality agreement (as amended from time to time, the "Confidentiality Agreement") in which it agreed, among other things, to keep certain information regarding the Bonds, the Servicing Agreements and the Mortgage Loans confidential. Purchaser shall continue to be bound by the Confidentiality Agreement after the Effective Date, and all of the terms and conditions of the Confidentiality Agreement are incorporated herein by reference and shall continue in full force and effect. Seller shall use reasonable efforts to enforce the terms and provisions of each Confidentiality Agreement signed by an unsuccessful bidder for the Bonds and the Servicing Rights.

    Section 6.9. RELEASE OF SELLER AND SERVICER. Except as set forth in Section
7.2 of this Agreement, Purchaser hereby releases and forever discharges Seller and Seller's partners and Servicer, and their respective agents, servants, shareholders, partners, directors, officers, employees, successors, assigns and affiliates (all such persons being collectively referred to as the "Related Persons"), of and from any and all causes of action, claims, demands and remedies of whatever kind and nature that Purchaser has or may in the future have against the Seller or Servicer or any Related Persons, and in any manner on account of, arising out of or related to the Bonds purchased hereunder, or the Servicing Agreements assumed hereunder.

    Section 6.10. TITLE INSURANCE. Promptly after the Effective Date, Purchaser shall use its reasonable efforts to obtain, at its expense, policies of, or commitments for, title insurance with respect to each of the mortgages encumbering the real properties relating to the Bonds.

                                  ARTICLE VII
                             REMEDIES UPON DEFAULT

    Section 7.1. DEFAULT BY PURCHASER.

        (a) DEFAULT BEFORE CLOSING. If (i) Purchaser shall fail to purchase the Bonds and/or assume the Servicing Rights in accordance with this Agreement for any reason, other than after termination of this Agreement by Purchaser pursuant to Section 5.3 or pursuant to any other right of termination expressly provided herein for Purchaser's benefit ("Purchaser's Failure to Close") or (ii) Purchaser is ready, willing and able to purchase the Bonds and assume the Servicing Rights but Purchaser defaults in any material respect in the performance of any of its other obligations under this Agreement or breaches in any material respect any of its representations or warranties set forth herein, and such default or breach is not cured or waived prior to the Closing ("Purchaser's Pre-Closing Default"), then in either case Purchaser agrees that it shall be liable to Seller and Servicer for damages incurred by Seller and Servicer by reason of Purchaser's Failure to Close or Purchaser's Pre-Closing Default but that the amount of such damages are not ascertainable. Therefore, such damages shall be agreed as a liquidated amount to be equal to the Deposit and all interest earned thereon. Forfeiture of the Deposit and interest earned thereon shall be Seller's and Servicer's sole and exclusive remedy for the Purchaser's Failure to Close or for Purchaser's Pre-Closing Default, Seller and Servicer hereby waiving any and all other remedies. Upon payment of the Deposit and interest earned thereon to Seller and Servicer pursuant to the preceding sentence, this Agreement shall terminate and no party shall have any further liability hereunder. If Seller and Servicer elect to proceed to Closing notwithstanding Purchaser's Pre-Closing Default, as provided in Section 5.3, Purchaser's Pre-Closing Default shall be deemed waived.

        (b) INDEMNIFICATION COVENANTS OF PURCHASER. In the event the Closing is consummated, Purchaser shall indemnify, save and keep Seller and Seller's partners and Servicer and each of their respective shareholders, partners, directors, officers, employees, agents and other affiliates and their respective successors and assigns harmless against and from all liabilities, demands, claims, actions, causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' and expert witness fees, alleged against, sustained or incurred by any such persons as a result of or arising out of or by virtue of the breach by Purchaser of any of the representations or warranties of Purchaser, or any of the covenants, obligations or agreements set forth in this Agreement, or in the documents and instruments executed in connection herewith, to be performed by Purchaser after the Closing. The parties hereto agree that Purchaser's indemnification obligations under this Section 7.1(b) shall not extend to any federal or state income tax liability of Seller or any of its partners with respect to the period during which Seller owned the Bonds.

        (c) INDEMNIFICATION PROCEDURES.

           (i) COOPERATION. Subject to the provisions of Section 7.1(c)(ii), a party against whom a claim giving rise to a right to indemnification pursuant to this Agreement has been asserted (an

       "Indemnified Party") shall have the right, at its own expense, to participate in the defense of any claim, action or proceeding brought by a third party (a "Third Party Claim") which resulted in said claim for indemnification, and if said right is exercised, the parties shall cooperate in the defense of said action or proceeding.

           (ii) THIRD PARTY CLAIMS. Immediately following the receipt of notice of a Third Party Claim, the party receiving the notice of the Third Party Claim shall notify the other parties of its existence. Subject to the remaining provisions of this Section 7.1(c)(ii), if a party is entitled to indemnification against a Third Party Claim, the party against whom a claim for indemnification has been asserted (the "Indemnifying Party") shall have the right, in its discretion, to defend against and settle any litigation, at such time and upon such terms as the Indemnifying Party deems fair and reasonable, provided that the terms of such settlement include an unconditional release of the Indemnified Party with respect to such Third Party Claim or the Indemnified Party consents to such settlement. Notwithstanding the foregoing, the Indemnifying Party shall lose its right to defend and settle the Third Party Claim if it shall fail to diligently contest the Third Party Claim. No failure by an Indemnifying Party to acknowledge in writing its indemnification obligations under this Article VII shall relieve it of such obligations to the extent they exist. The Indemnifying Party may also at any time, upon reasonable notice, tender the defense of a Third Party Claim to the Indemnified Party. If: (A) the defense of a Third Party Claim is so tendered and such tender is accepted without qualification by the Indemnified Party; or (B) within thirty (30) days after the date on which written notice of a Third Party Claim has been given pursuant to this
       Section 7.1(c), the Indemnifying Party shall fail to acknowledge without qualification its indemnification obligations as provided in this Section 7.1(c) in writing to the Indemnified Party, then the Indemnified Party shall have the right to defend or settle such Third Party Claim and the Indemnifying Party shall have no right to contest, defend, litigate or settle the Third Party Claim, and all reasonable expenses (including without limitation reasonable attorneys' fees) incurred by the Indemnified Party in connection therewith shall be paid by the Indemnifying Party. The Indemnified Party shall have the right to be represented by counsel at its own expense in any such contest, defense, litigation or settlement conducted by the Indemnifying Party provided that the Indemnified Party shall be entitled to reimbursement therefor only if the Indemnifying Party shall lose its right to defend and settle as herein provided or if in the judgment of counsel to the Indemnified Party a conflict of interest between the Indemnifying Party and the Indemnified Party exists such that separate counsel is necessary for the proper conduct of the defense of such Third Party Claim, PROVIDED, HOWEVER, that the Indemnifying Party shall not be responsible for the fees of more than one counsel for all Indemnified Parties with respect to any one Third Party Claim. As long as the Indemnified Party has a right to defend and (except as hereinabove provided) settle a Third Party Claim as hereinabove provided, the Indemnified Party shall be reimbursed by the Indemnifying Party for the reasonable attorneys' fees and other expenses of defending the Third Party Claim which are incurred from time to time, immediately following the presentation to the Indemnifying Party of itemized bills for said reasonable attorneys' fees and other expenses.

    Section 7.2. DEFAULT BY SELLER AND/OR SERVICER.

        (a) DEFAULT BEFORE CLOSING. (1) If (i) Seller fails to sell the Bonds to Purchaser in accordance with this Agreement and/or Servicer fails to assign the Servicing Rights to Purchaser in accordance with this Agreement, other than after termination of this Agreement by Seller and/or Servicer pursuant to Section 5.3 or pursuant to any other right of termination provided herein for Seller's or Servicer's benefit ("Seller's/Servicer's Failure to Close"), or (ii) Seller is ready, willing and able to sell the Bonds to Purchaser and Servicer is ready, willing and able to assign the Servicing Rights, but either party defaults in any material respect in the performance of any of its other respective obligations under this Agreement or breaches in any material respect any of its respective representations or warranties set forth herein, and such default or breach is in fact known to Purchaser before the Closing and is not cured prior to the Closing ("Seller's/Servicer's Pre-Closing Default"), then Purchaser's sole and exclusive remedy for Seller's/Servicer's Failure to Close or Seller's/Servicer's Pre-Closing Default shall be to terminate this Agreement and receive a refund of the Deposit and all interest earned thereon, plus payment by Seller of all reasonable third party expenses (except that any lender's counsel and other lender's fees shall be deemed reasonable), but no other costs or expenses (including overhead costs), incurred by Purchaser in connection with this Agreement; PROVIDED, HOWEVER, that the total amount that Seller shall be obligated to pay to Purchaser pursuant to this sentence, together with all amounts payable by Seller pursuant to the first sentence of Section 6.2(a) of the Equity Interest Purchase Agreement, shall not exceed an aggregate amount equal to $1,250,000 (unless Purchaser shall have terminated this Agreement as a result of the failure of the condition precedent to Purchaser's obligation to consummate the transaction contemplated hereby set forth in Section 5.1(f) hereof, in which case such amount shall be increased to $2,000,000 as described in Section 5.3 hereof). Upon Purchaser's receipt of the Deposit and interest earned thereon, plus payment of all reasonable third party expenses incurred by Purchaser in connection with this Agreement as set forth, and subject to the limitations contained, in the preceding sentence, this Agreement shall terminate and none of the parties hereto shall have any further liability hereunder. If Purchaser elects to proceed to the Closing notwithstanding Seller's/Servicer's Pre-Closing Default, as provided in Section 5.3, Seller's/Servicer's Pre-Closing Default shall be deemed waived.

           (2) Notwithstanding the provisions of Section 7.2(a)(1), if at any time prior to the termination of this Agreement, Seller shall receive a bona fide offer from a third party to purchase all of the Bonds for an aggregate purchase price in excess of $127,000,000 and Seller shall sell the Bonds to such third party at any time within the period commencing on the date of such bona fide offer and ending six (6) months after the termination of this Agreement (unless such termination shall have resulted from (i) Purchaser's failure to satisfy all of those conditions precedent to Seller's and Servicer's obligations to consummate the transaction contemplated hereby that are under Purchaser's control or
       (ii) Purchaser's breach of any representation, warranty or covenant hereunder, in either of which events Seller shall have no liability to Purchaser pursuant to this Section 7.2(a)(2)) then upon the consummation of such a sale of the Bonds to such a third party within such period, Seller shall pay to Purchaser one-half ( 1/2) of the excess, if any, of
       (i) the aggregate purchase price paid by such third party for all of the Bonds OVER (ii) $127,000,000; PROVIDED, HOWEVER, that the maximum amount payable by Seller to Purchaser pursuant to this Section 7.2(a)(2) shall not exceed $5,000,000.

        (b) INDEMNIFICATION COVENANTS OF SELLER AND SERVICER. In the event the Closing is consummated, Seller and Servicer (A) severally with respect to clause (i) below and (B) jointly with respect to clauses (ii) and (iii) below, shall indemnify, save and keep Purchaser and its respective shareholders, partners, directors, officers, employees, agents and other affiliates harmless against and from all liabilities, demands, claims, actions, causes of actions, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorney's and expert witness fees, alleged against, sustained or incurred by any of such persons as a result of or arising out of or by virtue of:

           (i) the breach by Seller or Servicer, respectively, as the case may be, of any of the representations or warranties of Seller or Servicer or the breach by Seller or Servicer of any of the covenants of Seller or Servicer to be performed by Seller or Servicer after the Closing, as the case may be, set forth in this Agreement or in the Equity Interest Purchase Agreement; PROVIDED THAT any claims for indemnification under this clause (i) shall be brought no later than nine (9) months after the Closing Date, or in the event the Closing does not occur prior to April 1, 1998, no later than one (1) year after the Closing Date, and any claims for indemnification first brought after the expiration of such time period shall be void and of no force or effect;

           (ii) the class action suit filed against the Seller on October 7, 1996 in the Delaware Court of Chancery for New Castle County or the petition filed against the General Partner of the Seller on August 27, 1996 in the Delaware Court of Chancery for New Castle County; and

           (iii) any suit arising as a result of the transactions contemplated by this Agreement which shall have been brought no later than nine months after the Closing Date, or, in the event that the Closing does not occur prior to April 1, 1998, no later than one year after the Closing Date, and any suit first brought after the expiration of such time period shall not give rise to any right of indemnification against Seller or Servicer hereunder.

        (c) INDEMNIFICATION PROCEDURES. The indemnification procedures set forth in Section 7.1(c) shall be followed in connection with any claim for indemnification under Section 7.2(b).

        (d) LIMITATION ON SELLER'S AND SERVICER'S OBLIGATIONS. The indemnification obligations of Seller and Servicer pursuant to Section 7.2(b) hereof (and pursuant to the procedures set forth in Section 7.1(c) hereof) shall be the sole and exclusive remedy of Purchaser in respect of the matters described in clauses (i), (ii) and (iii) of Section 7.2(b) and in connection with all matters with respect to which Seller and/or Servicer are required to indemnify Purchaser pursuant to the Equity Interest Purchase Agreement, including, without limitation, those matters described in Section 6.2(b) thereof, or otherwise in connection with the transactions described herein and therein, and all of such indemnification obligations (under any and all of Section 7.2(b) hereof, Section 7.1(c) hereof, Section 6.2(b) of the Equity Interest Purchase Agreement and otherwise) shall be limited in all events to a maximum aggregate amount equal to $8,890,000. In no event shall Seller and/or Servicer, individually or collectively, be obligated to pay to, and/or reimburse, the Purchaser and/or any of the other persons specified above in Section 7.2(b) hereof, Section 7.1(c) hereof, or specified in Section 6.2(b) of the Equity Interest Purchase Agreement, individually or collectively, pursuant to Section 7.2(b) hereof, or pursuant to Section 6.2(b) of the Equity Interest Purchase Agreement, or otherwise, in respect of any breach of any representation, warranty, term, covenant, condition or obligation of Seller and/or Servicer hereunder, or under the Equity Interest Purchase Agreement, or for the other matters specified in
    Section 7.2(b) hereof or Section 6.2(b) of the Equity Interest Purchase Agreement, for (i) an amount in excess of $8,890,000 in the aggregate, or
    (ii) any claim for indemnification first brought after the expiration of the time limits described in Section 7.2(b) hereof or in Section 6.2(b) of the Equity Interest Purchase Agreement.

        (e) ESCROW AGREEMENT. Seller and Servicer shall deposit into an escrow, pursuant to an escrow agreement mutually satisfactory to Seller, Servicer and Purchaser, an amount equal to $8,890,000 for the purpose of satisfying any and all claims for indemnification against Seller and/or Servicer pursuant to Section 7.2(b) hereof, Section 7.1(c) hereof, Section 6.2(b) of the Equity Interest Purchase Agreement, or otherwise. The amounts held in such escrow shall be available to Seller and/or Servicer, as the case may be, for the purpose of paying, and/or reimbursing Purchaser and the other persons identified in Section 7.2(b) and Section 6.2(b) of the Equity Interest Purchase Agreement for, any settlement or judgment relating to any such claim or claims and for all costs and expenses, including attorneys' fees incurred in connection with any such claim for indemnification. Seller and Servicer shall select an escrow agent, which shall be subject to the reasonable approval of Purchaser. The terms of the escrow agreement to be executed and delivered by the Seller, Servicer, Purchaser and such escrow agent shall provide, inter alia, that all amounts held pursuant thereto shall be released to the Seller and Servicer immediately upon the expiration of the period ending nine (9) months after the Closing Date, or, in the event that the Closing does not occur prior to April 1, 1998, ending one (1) year after the Closing Date, except for amounts subject to claims made prior to expiration of such period and such amounts subject to claims shall be disbursed from such escrow account pursuant to the resolution of such claims by a court of competent jurisdiction or by agreement of the parties.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

    Section 8.1. NOTICES. Any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be delivered or sent by registered or certified mail, return receipt requested in a prepaid envelope, by overnight mail or courier, or by facsimile transmission, to the address set forth below or such other addresses as such party shall hereafter specify in writing in accordance with this Section:

    If to Seller:

             Mr. Ronald J. DiPietro
             Dean Witter/Coldwell Banker Tax
             Exempt Mortgage Fund, L.P.
             2 World Trade Center
             New York, New York 10048
             Fax: 212-392-3123

    If to Servicer:

             Mr. William B. Smith
             Dean Witter Realty Inc.
             2 World Trade Center
             New York, New York 10048
             Fax: 212-392-3123

    In each case with a copy to:

             Victor J. Paci
             Bingham Dana LLP
             150 Federal Street
             Boston, Massachusetts 02110
             Fax: 617-951-8736

    If to Purchaser:

             Capital Apartment Properties, Inc.
             Attention: Richard L. Kadish
             11200 Rockville Pike, Suite 400
             Rockville, Maryland 20852
             Fax: 301-468-8391

    with a copy to:

             Harlan P. Cohen
             Locke Purnell Rain Harrell (A Professional Corporation) 2200 Ross Avenue, Suite 2200
             Dallas, Texas 75201
             Fax 214-740-8800

    Such notice or other communication shall be deemed to have been given (i) when delivered, if sent by registered or certified mail, facsimile transmission or delivered personally, or (ii) on the business day following delivery to the
U. S. Postal Service or courier if sent by overnight mail or overnight courier.

    Section 8.2. CLOSING EXPENSES. Except as otherwise provided herein, whether or not the transactions contemplated hereunder are completed, Purchaser, Seller and Servicer shall each be responsible for the payment of its own closing expenses and its expenses in negotiating and carrying out its obligations under this Agreement, including without limitation the costs of its respective counsel.

    Section 8.3. SEVERABILITY. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision of this Agreement is unlawful, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect and shall be binding upon the parties.

    Section 8.4. HEADINGS. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

    Section 8.5. GOVERNING LAW. The parties agree that this Agreement shall be construed, and the rights and obligations of the parties under the Agreement shall be determined, in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

    Section 8.6. ASSIGNMENTS; BINDING EFFECT. The Purchaser shall not assign or delegate any of its obligations under this Agreement without the express written consent of Seller and Servicer, but may assign any of its rights under this Agreement to purchase the Bonds and the Servicing Rights without the written consent of Seller or Servicer; PROVIDED THAT notwithstanding an assignment pursuant to Section 8.6 of this Agreement of the Purchaser's rights under this Agreement to purchase the Bonds and the Servicing Rights, the Purchaser shall not be relieved of its obligations under this Agreement as a result thereof.

    Section 8.7. SURVIVAL. Seller, Servicer and Purchaser agree that the covenants contained in this Agreement shall survive the Closing, except as otherwise expressly provided herein, and shall be independently enforceable.

    Section 8.8. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including any addenda, attachments, exhibits and schedules referred to herein and attached hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, representations and understandings of the parties, written or oral, except for the Equity Interest Purchase Agreement and the Confidentiality Agreement, each of which is incorporated herein and shall continue in full force and effect. This Agreement may not be amended or modified except by written agreement executed by all parties hereto.

    Section 8.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

    Section 8.10. CONSTRUCTION. Unless the context requires otherwise, singular nouns and pronouns used herein shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

    Section 8.11. WAIVER. No waiver by any party of another party's breach of any term, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition of this Agreement. In addition, no waiver by Seller or Servicer of any condition prior to Closing is enforceable unless in writing.

    Section 8.12. CONSENTS AND APPROVALS. Wherever this Agreement requires or permits the consent or approval of a party or provides that certain action may not be taken unless the other parties agree, each such consent, approval or agreement shall be in writing, shall be signed by the party from whom the consent, approval or agreement is sought and, unless otherwise provided herein, may be withheld by such party in its sole discretion.

    Section 8.13. TIME OF THE ESSENCE. Time shall be of the essence with respect to the performance of the parties' obligations hereunder, the satisfaction of all conditions to a party's obligations and all of the other provisions of this Agreement.

    Section 8.14. FURTHER ASSURANCES. Each party shall execute and deliver to each other party such documents, instruments and agreements and shall use its best efforts and take such other actions as may be necessary or reasonably requested by another party to satisfy or cause the satisfaction of all of the conditions precedent to the other party's obligations hereunder and to consummate the transactions contemplated herein or to confirm or effectuate the sale of the Bonds and the assignment and assumption of the Bond Documents and the Servicing Agreements pursuant to this Agreement.

    Section 8.15. WAIVER OF JURY TRIAL. To the extent permitted by law, each party hereto waives any right it may have to a trial by jury in any action or proceeding relating to this Agreement, whether such action or proceeding is instituted by Seller, Servicer, Purchaser or any other party.

WITNESS the following signatures.

                                              SELLER:

                                              DEAN WITTER/COLDWELL
                                              BANKER TAX EXEMPT
                                              MORTGAGE FUND, L.P.

                                              By:        TEMPO-GP, Inc.,
                                                           its General Partner

                                              By:        -----------------------------------------

                                              Title: ---------------------------------------

                                              SERVICER:

                                              DEAN WITTER REALTY INC.

                                              By:        -----------------------------------------

                                              Title: ---------------------------------------

                                              PURCHASER:

                                              CAPREIT ACQUISITION CORP.

                                              By:        -----------------------------------------
                                                           Richard L. Kadish, President

                                              Title: ---------------------------------------

                                                                       EXHIBIT C

                                EQUITY INTEREST
                               PURCHASE AGREEMENT

    THIS PURCHASE AGREEMENT (this "AGREEMENT") is made as of November 21, 1997 (the "EFFECTIVE DATE") between DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P., a Delaware limited partnership ("FUND"), DEAN WITTER REALTY INC. a Delaware corporation ("REALTY"), and CAPREIT ACQUISITION CORP., a Maryland corporation ("PURCHASER").

    WHEREAS, Fund is the owner of the equity interests (the "FUND EQUITY INTERESTS") in the entities (the "ENTITIES") listed on SCHEDULE A hereto (the "FUND EQUITY INTEREST SCHEDULE");

    WHEREAS, Realty is the owner of the equity interests (the "REALTY EQUITY INTERESTS" and, collectively with the Fund Equity Interests, the "EQUITY INTERESTS") in those Entities listed on SCHEDULE B hereto (the "REALTY EQUITY INTEREST SCHEDULE;" and collectively, with the Fund Equity Interest Schedule, the "Equity Interest Schedule");

    WHEREAS, Certain of the Entities own interests in the real properties (the "PROPERTIES") listed on SCHEDULE C hereto (the "PROPERTY SCHEDULE") and certain of the Entities own interests in entities that own interests in certain of the Properties, the entities that operate the Properties being referred to herein as the "OPERATING ENTITIES";

    WHEREAS, Fund and Realty wish to sell all of their right, title and interest in and to their respective Equity Interests and Purchaser wishes to acquire such Equity Interests; and

    WHEREAS, Purchaser has conducted an independent investigation of the Entities and the Properties, including without limitation a review of the documents and other materials related to the Properties (collectively, the "Purchase Related Materials") made available at the office of Cushman & Wakefield of D.C., Inc. (the "Agent").

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                     PURCHASE AND SALE OF EQUITY INTERESTS

    Section 1.1. AGREEMENT TO BUY AND SELL EQUITY INTERESTS. Fund and Realty hereby agree to sell to Purchaser, and Purchaser hereby agrees to buy from Fund and Realty, subject to the terms and conditions of this Agreement, all of Fund's right, title and interest in and to the Fund Equity Interests and all of Realty's right, title and interest in and to the Realty Equity Interests.

    Section 1.2. PURCHASE PRICE. The total purchase price for the Fund Equity Interests and the Realty Equity Interests shall be Four Million Eight Hundred Fifty Thousand Dollars ($4,850,000) which total purchase price shall be allocated by the Fund and Realty as between themselves pursuant to a separate agreement (the amount of such purchase price allocable to the Fund is referred to herein as the "FUND PURCHASE PRICE"; and the amount of such purchase price allocable to Realty is referred to herein as the "REALTY PURCHASE PRICE").

    Section 1.3. DEPOSIT. In consideration of the Fund's and Realty's agreement to sell the Equity Interests, Purchaser hereby deposits the sum of Two Hundred Forty-Two Thousand Five Hundred Dollars ($242,500) with the Fund and Realty (as such amount is allocated between the Fund and Realty as described above, the "FUND DEPOSIT" and the "REALTY DEPOSIT") as earnest money deposits under this Agreement. Fund and Realty shall hold the Fund Deposit and the Realty Deposit, respectively, in interest bearing accounts until December 15, 1998. Thereafter, the Fund Deposit and Realty Deposit shall be held by Chicago Title Insurance Company pursuant to an escrow agreement in form and substance mutually acceptable to the parties.

    Section 1.4. ALL EQUITY INTERESTS TO BE PURCHASED. Subject to the other terms and provisions of this Agreement, Purchaser may not purchase less than all of the Equity Interests listed in the Equity Interest Schedule.

                                   ARTICLE II
                                    CLOSING

    Section 2.1. CLOSING. Fund, Realty and Purchaser agree that the closing of the purchase and sale of the Equity Interests (the "CLOSING") shall be held on a date (the "CLOSING DATE") not later than twenty (20) days after the date on which the Fund and Realty provide notice to the Purchaser that all of the conditions precedent to the consummation of the transactions contemplated hereby set forth in Section 4.1 and Section 4.2 of this Agreement have been satisfied, or waived, (which notice from Fund and Realty need not address whether the Purchaser is ready, willing and able to consummate the transactions contemplated by the Bond Purchase Agreement (as hereinafter defined) as described in Section 4.2(d) hereof) but in any event not later than June 30, 1998; provided, however, that if the only condition precedent to Purchaser's obligations that remains unsatisfied as of June 30, 1998 is that set forth in Section 4.1(e) and 4.2(a) of this Agreement, then, with the consent of all parties hereto, the Closing Date may be extended for the purpose of satisfying such condition to a date mutually acceptable to the parties. If the transactions contemplated hereby shall not have been consummated by June 30, 1998, as such date may be extended by the mutual agreement of the parties, any party hereto shall have the right to terminate this Agreement by notice to the other parties. The Closing shall commence at 10:00 a.m., at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, or such other time and place mutually selected by Purchaser, Realty and Fund.

    Section 2.2. CLOSING. On the Closing Date,

    (a) Fund shall

        (i) sell, assign, convey, transfer and deliver to Purchaser all of the Fund Equity Interests being acquired hereunder free and clear of any liens, encumbrances, pledges or other agreements to transfer same;

        (ii) with respect to Fund Equity Interests consisting of shares of the capital stock of corporations (the "FUND SHARES"), deliver to Purchaser stock certificates and duly executed stock transfer powers with respect to such Fund Shares;

        (iii) with respect to Fund Equity Interests consisting of partnership interests ("FUND PARTNERSHIP INTERESTS"), execute and deliver to Purchaser an assignment of such Fund Partnership Interests, together with such documents as are necessary to admit Purchaser as a partner in the applicable Entities, all such assignment and partnership admission documents to be in a form mutually acceptable to the parties hereto;

        (iv) deliver to Purchaser an opinion of outside counsel for Fund dated the Closing Date, substantially in the form of EXHIBIT A hereto; and

        (v) deliver to Purchaser (A) a certified copy of the Certificate of Limited Partnership of Fund, and any amendments thereto, (B) a certificate of an officer of the General Partner of Fund with respect to (I) Fund's Partnership Agreement, and any amendments thereto, (II) incumbency and (III) corporate resolutions of the General Partner of Fund authorizing the transactions contemplated by this Agreement, and (C) a certificate of good standing of Fund issued by the Delaware Secretary of State.

    (b) Realty shall

        (i) sell, assign, convey, transfer and deliver to Purchaser all of the Realty Equity Interests free and clear of any liens, encumbrances, pledges or other agreements to transfer same;

        (ii) with respect to Realty Equity Interests consisting of shares of the capital stock of corporations (the "REALTY SHARES"), deliver to Purchaser stock certificates and duly executed stock transfer powers with respect to such Realty Shares;

        (iii) with respect to Realty Equity Interests consisting of partnership interests (the "REALTY PARTNERSHIP INTERESTS"), execute and deliver to Purchaser an assignment of such Realty Partnership Interests, together with such documents as are necessary to admit Purchaser as a partner in the applicable Entities, all such assignment and partnership admission documents to be in a form mutually acceptable to the parties hereto;

        (iv) deliver to Purchaser an opinion of outside counsel for Realty dated the Closing Date, substantially in the form of EXHIBIT B hereto; and

        (v) deliver to Purchaser (A) a certified copy of the Certificate of Incorporation of Realty, (B) a certificate of an officer of Realty with respect to (I) incumbency, (II) by-laws and (III) resolutions authorizing the transactions contemplated by this Agreement and (C) a certificate of good standing of Realty issued by the Delaware Secretary of State.

    (c) Purchaser shall

        (i) pay to Fund by wire transfer, cashier's check or in other immediately available funds an amount equal to the Fund Purchase Price less the Fund Deposit (which deposit Purchaser shall cause the escrow agent to pay to Fund) and less any adjustments pursuant to Section 5.2 hereof;

        (ii) pay to Realty by wire transfer, cashier's check or in other immediately available funds an amount equal to the Realty Purchase Price less the Realty Deposit (which deposit Purchaser shall cause the escrow agent to pay to Realty) and less any adjustments pursuant to Section 5.2 hereof;

        (iii) deliver to each of Fund and Realty an opinion of outside counsel for Purchaser dated the Closing Date, substantially in the form of EXHIBIT C hereto; and

        (iv) deliver to each of Fund and Realty (A) a certified copy of the certificate of incorporation of Purchaser, and any amendments thereto, (B) a certificate of an officer of Purchaser with respect to (I) incumbency, (II) by-laws of Purchaser and (III) resolutions authorizing the transactions contemplated by this Agreement; and (C) a certificate of good standing of Purchaser issued by the Maryland Secretary of State, or alternatively, similar corporate and/or partnership documents, as applicable, for any permitted assignee of Purchaser.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    Section 3.1. FUND'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE D hereto, Fund (solely in its capacity as the owner of the Fund Equity Interests and with respect to the Properties related thereto and not in its capacity as owner of the Bonds, as such term is defined in the Bond Purchase Agreement (as hereinafter defined), hereby represents and warrants to Purchaser as follows as of the Effective Date:

        (a) Fund is a limited partnership, validly existing and in good standing under the laws of the State of Delaware.

        (b) Fund has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The general partner of Fund is Tempo-GP, Inc., which is a corporation validly existing and in good standing under the laws of the State of Delaware (the "General Partner"). The General Partner, acting on behalf of the Fund, has the full legal capacity, right, power and authority to enter into and perform, on behalf of the Fund, the Fund's obligations under this Agreement.

        (d) The execution, delivery and performance of this Agreement by Fund have been duly authorized by all necessary partnership action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Fund's Certificate of Limited Partnership, as amended to date, or Partnership Agreement, as amended to date, or of any agreement, judgment, injunction, order, decree or other instrument binding on Fund.

        (e) The obligations imposed on Fund under this Agreement are enforceable against Fund according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (f) Fund is the legal owner of the Fund Equity Interests, free and clear of any lien, security interest or other encumbrance, and Fund has the right to assign and transfer the Fund Equity Interests to Purchaser without the consent of any third party, except such consents as have been obtained or will be obtained on or prior to the Closing Date and such consents the failure of which to obtain shall not have a material adverse effect upon the value of the Fund Equity Interests or the Fund's ability to perform its obligations under this Agreement. Fund has not assigned or transferred the Fund Equity Interests, directly or indirectly, to any other person.

        (g) There are no legal actions, suits, investigations or other legal or administrative proceedings pending or, to Fund's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of Fund to perform its obligations under this Agreement.

        (h) Fund has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief against Fund under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Fund. No general assignment of Fund's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Fund or any of its properties.

        (i) Fund has made available to Purchaser for its review before the execution of this Agreement all of the material information relating to the Fund Equity Interests, the related Entities, the Operating Entities and the Properties that was in Fund's possession as of the date (the "Due Diligence Commencement Date") on which such material information was first made available to prospective purchasers of the Fund Equity Interests, including the Purchase Related Materials. All other material information relating to the Fund Equity Interests, the related Entities, the Operating Entities and the Properties that was in Fund's possession prior to the Effective Date was made available to Purchaser.

        (j) Fund has not engaged the services of any agent, broker or other similar party in connection with the sale of the Fund Equity Interests except the Agent whose fees and commission shall be paid by Fund in accordance with a separate agreement between Fund, Realty and Agent.

        (k) There is no default or event of default under any of the Bond Documents relating to any of the Properties; PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge. "Bond Documents" means with respect to any issues of Bonds (as such term is defined in the Bond Purchase Agreement dated as of the date hereof, among Fund, Realty and Purchaser (the "Bond Purchase Agreement")), such Bonds and the corresponding indenture, loan agreement, land use restriction agreement, mortgage, Servicing Agreement (as such term is defined in the Bond Purchase Agreement), and all other documents, certificates, and instruments executed and delivered in connection with such Bonds, and Servicing Agreements, including but not limited to any and all amendments or supplements to any of the foregoing.

        (l) Intentionally Omitted.

        (m) Fund has delivered to Purchaser true and complete copies of all corporate and partnership documents relating to the Operating Entities, and the Entities in which the Fund holds the Fund Equity Interests, together with all amendments and modifications thereto, and there are no pending or, to the best of Fund's knowledge threatened, actions against the Fund Equity Interests or the related Entities or the Operating Entities by any governmental entity or other third party; PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

        (n) Other than the Mortgage Loans (as defined in the Bond Purchase Agreement), there are no outstanding debts or liabilities with respect to the Properties, the Operating Entities, or the Entities relating to the Fund Equity Interests other than trade payables incurred in the ordinary course of business, none of which are in default; PROVIDED, HOWEVER, that with respect to the Operating entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

        (o) The Entities relating to the Fund Equity Interests, and the Operating Entities are duly formed, validly existing and are authorized to transact business in the applicable states in which their respective Properties are located; PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

        (p) Fund has not received any notice, and is not otherwise aware, of any governmental, judicial, or other action or claim by any person which is pending or threatened against the Entities relating to the Fund Equity Interests, or any Operating Entities, or any general partner of such Entities or Operating Entities, or any of the Properties, any issuer of any related Bonds with respect to any such Property or the trustee under any indenture pursuant to which any related Bonds with respect to any such Property are outstanding, or with respect to or affecting any of the related Bond Documents; PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

        (q) Neither Fund nor the Entities relating to the Fund Equity Interests nor the Operating Entities nor any of their affiliates have (i) taken any action or failed to take any action, which, individually or in the aggregate, would cause interest on any Bonds relating to a Property to be includable, or (ii) received any notice from any third party, including without limitation, the Internal Revenue Service, that any such interest could be includable, in the federal gross income of the owners of such Bonds (other than the Fund during the period of its ownership of any such Bonds); PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

        (r) Certain of the Entities and/or Operating Entities relating to the Fund Equity Interests have and will have escrows or reserves (upon execution of this Agreement and at Closing, respectively) for taxes, insurance, and repairs or replacements as set forth in Schedule D hereto; and each of the Operating Entities has set aside and will have set aside at Closing an amount equal to its tenant security deposit liability under applicable state law; PROVIDED, HOWEVER, that with respect to the Operating Entities known as, and the Properties owned by, Fountain Head Acquisition Corp. and Pine Club Phase II, Ltd., the foregoing representation is limited to the Fund's knowledge.

    Section 3.2. REALTY'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE E hereto, Realty (solely in its capacity as owner of the Realty Equity Interests and with respect to the Properties relating thereto, and not in its capacity as servicer of the Mortgage Loans) represents and warrants to Purchaser as follows as of the Effective Date:

        (a) Realty is a Corporation validly existing and in good standing under the laws of the State of Delaware.

        (b) Realty has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The execution, delivery and performance of this Agreement by Realty have been duly authorized by all necessary corporate action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Realty's articles of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding on Realty.

        (d) The obligations imposed on Realty under this Agreement are enforceable against Realty according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (e) Realty is the legal owner of the Realty Equity Interests, free and clear of any lien, security interest or other encumbrance, and Realty has the right to assign and transfer the Realty Equity Interests to Purchaser without the consent of any third party, except such consents as have been obtained or will be obtained on or prior to the Closing Date and such consents the failure to obtain which would not have a material adverse effect upon the value of the Realty Equity Interests or Realty's ability to perform its obligations under this Agreement. Realty has not assigned or transferred the Realty Equity Interests, directly or indirectly, to any other person.

        (f) There are no legal actions, suits, investigations or other legal or administrative proceedings pending or, to Realty's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of Realty to perform its obligations under this Agreement.

        (g) Realty has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief against Realty under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Realty. No general assignment of Realty's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Realty or any of its properties.

        (h) Realty has made available to Purchaser for its review before the execution of this Agreement all of the material information relating to the Realty Equity Interests and the related Entities and Operating Entities and the related Properties that was in Realty's possession as of the date (the "Due Diligence Commencement Date") on which such material information was first made available to prospective purchasers of the Realty Equity Interests, including the Purchase Related Materials. All other material information relating to the Realty Equity Interests, the related Entities and Operating Entities and the related Properties that was in Realty's possession prior to the Effective Date was made available to Purchaser.

        (i) Realty has not engaged the services of any agent, broker or other similar party in connection with the sale of the Realty Equity Interests except for the Agent whose fees and commission shall be paid by Realty in accordance with a separate agreement between Fund, Realty and Agent.

        (j) There is no default or event of default under any Bond Documents relating to any of the Properties relating to a Realty Equity Interest.

        (k) Intentionally Omitted.

        (l) Realty has delivered to Purchaser true and complete copies of all corporate and partnership documents relating to the Entities and Operating Entities in which Realty holds Realty Equity Interests, directly or indirectly, together with all amendments and modifications thereto, and there are no pending or, to the best of Realty's knowledge, threatened, actions against either the Realty Equity Interests or the related Entities or Operating Entities by any governmental entity or other third party.

        (m) Other than the Mortgage Loans, there are no outstanding debts with respect to any Property, Entity or Operating Entity relating to a Realty Equity Interest other than trade payables incurred in the ordinary course of business, none of which are in default.

        (n) The Entities and Operating Entities related to the Realty Equity Interests are duly formed, validly existing and are authorized to transact business in the applicable states in which their respective Properties are located.

        (o) Realty has not received any notice, and is not otherwise aware, of any governmental, judicial, or other action or claim by any person which is pending or threatened against any Entity or Operating Entity relating to a Realty Equity Interest or any general partner of such an Entity or Operating Entity, or any of the Properties relating to a Realty Equity Interest, any issuer of any Bonds relating to any Property relating to the Realty Equity Interests or the trustee under any indenture pursuant to which any Bonds relating to any Property relating to the Realty Equity Interests are outstanding, or with respect to or affecting any of the related Bond Documents.

        (p) Neither Realty nor any Entity or Operating Entity relating to a Realty Equity Interest nor any of their affiliates have (i) taken any action or failed to take any action, which, individually or in the aggregate, would cause interest on any Bonds relating to any Property relating to a Realty Equity Interest to be includable, or (ii) received any notice from any third party, including without limitation the Internal Revenue Service, that any such interest could be includable, in the federal gross income of the owners of any such Bonds (other than the Fund during the period of its ownership of the Bonds).

        (q) Certain of the Entities and/or Operating Entities relating to the Realty Equity Interests have and will have escrows or reserves (upon execution of this Agreement and at Closing, respectively) for taxes, insurance, and repairs or replacements as set forth on Schedule E hereto; and each of such Operating Entities has set aside an amount equal to its tenant security deposit liability under applicable state law.

    Section 3.3. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Except as set forth on SCHEDULE F hereto, Purchaser hereby represents and warrants to Fund and Realty as follows as of the Effective Date:

        (a) Purchaser is a corporation, validly existing and in good standing under the laws of Maryland.

        (b) Purchaser has the full legal capacity, right, power, and authority to enter into and perform its obligations under this Agreement.

        (c) The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action and require no action by, or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under any provision of applicable law or regulation or of Purchaser's Certificate of Incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding on Purchaser.

        (d) The obligations imposed on Purchaser under this Agreement are enforceable against Purchaser according to their terms, except as such enforceability may be limited by the federal bankruptcy laws, similar laws relating to or affecting creditors' rights generally and general principles of equity.

        (e) There are no legal actions, suits, investigations or other legal or administrative proceedings pending, or, to Purchaser's knowledge, threatened, which have, or are likely to have, any material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

        (f) Purchaser has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation dissolution or similar relief against Purchaser under any law relating to bankruptcy, or insolvency, nor has any such petition been filed against Purchaser. No general assignment of Purchaser's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Purchaser or any of its property.

        (g) Purchaser is a sophisticated investor and has independently reviewed such documents and other materials relating to the Equity Interests and Properties as were made available to it and it deemed relevant and material, including without limitation the Purchase Related Materials, and has undertaken such other independent investigation as it deemed necessary or desirable in connection with its purchase of the Equity Interests. Purchaser has made its decision to buy the Equity Interests based upon its own independent evaluation of the information set forth in Sections 3.1(i) and 3.2(h) of this Agreement and has not relied upon any oral or other written statements, representations or information provided by Fund, Realty or Agent or any officer, employee, agent or representative of Fund, Realty or Agent, including (without limitation) the information contained in the Bid Information and Detailed Information Package provided by Agent to Purchaser (the "Bid Information Package"), other than those representations and warranties expressly set forth in this Agreement.

        (h) The Purchaser or its permitted assignee is purchasing the Equity Interests in accordance with the terms hereof for its own account without a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser or its permitted assignee has been informed and understands that the Equity Interests have not been registered pursuant to the provisions of Section 5 of the Securities Act and must be held indefinitely unless such Equity Interests are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available for the disposition of such Equity Interests.

        (i) The Purchaser represents that it or its permitted assignee is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

        (j) The Purchaser acknowledges that each certificate representing an interest in Fund Shares and Realty Shares shall bear a legend in or substantially in the following form:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED."

        (i) Purchaser has not engaged the services of any agent, broker, or other similar party, and is not otherwise liable for the payment of any fees, commissions or other compensation, in connection with its purchase of the Equity Interests.

    Section 3.4. DISCLAIMER OF WARRANTIES AND REPRESENTATIONS. EXCEPT FOR THOSE EXPRESSED IN SECTIONS 3.1 AND 3.2, NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, HAVE BEEN MADE BY FUND, REALTY OR AGENT OR BY ANYONE ACTING ON THEIR BEHALF, INCLUDING, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTIES OR REPRESENTATIONS REGARDING (i) THE ACCURACY OF ANY PROPERTY DESCRIPTION, (ii) THE CONDITION OF THE PROPERTIES, INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL CONDITION, WHETHER LATENT OR OBSERVABLE, OR (iii) THE ACCURACY, COMPLETENESS OR RELIABILITY OF

ANY OF THE INFORMATION CONTAINED IN THE BID INFORMATION PACKAGE OR OF ANY REPORT CONTAINED IN THE PURCHASE RELATED MATERIALS OR OTHERWISE FURNISHED OR MADE AVAILABLE TO PURCHASER, INCLUDING (WITHOUT LIMITATION) ANY ENVIRONMENTAL ASSESSMENT REPORT, APPRAISAL, OPERATING OR FINANCIAL STATEMENT, OR RENT ROLL. FUND AND REALTY EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES EXCEPT FOR THOSE EXPRESSLY SET FORTH IN SECTIONS 3.1 AND 3.2. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL EQUITY INTERESTS SOLD TO PURCHASER UNDER THIS AGREEMENT ARE SOLD, ASSIGNED AND TRANSFERRED "AS IS," WITHOUT RECOURSE, REPRESENTATION OR WARRANTY.

    Section 3.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Fund, Realty and Purchaser in this Agreement shall survive, in the case of those set forth in Section 3.1 and Section 3.2 hereof solely for the purpose of effectuating the indemnification provisions contained in Section 7.2 of the Bond Purchase Agreement, and in all cases for a period of nine (9) months after the Closing Date; PROVIDED THAT, if the Closing does not occur prior to April 1, 1998, the representations and warranties in this Agreement shall survive for a period of one year after the Closing Date.

                                   ARTICLE IV
                             CONDITIONS TO CLOSING

    Section 4.1. CONDITIONS TO PURCHASER'S OBLIGATIONS. Pursuant to the terms of
Section 4.3 hereof, Purchaser's obligation under this Agreement to purchase the Equity Interests shall be contingent and specifically conditioned upon the following:

        (a) Fund and Realty shall have complied in all material respects with all of the covenants, agreements and conditions required by this Agreement to be complied with by Fund and Realty prior to or as of the Closing.

        (b) All of the representations and warranties of Fund and Realty set forth in this Agreement, except as set forth in SCHEDULES D and E hereto, shall be true and correct at and as of the Closing in all material respects, as though such representations and warranties were made at and as of the Closing.

        (c) There shall have been no material adverse change in the condition of title to the Properties from the condition of title indicated in the title commitments delivered to Purchaser as part of the Purchase Related Materials.

        (d) Fund and Realty shall have received all necessary consents and approvals, if any, to effect the transactions contemplated by this Agreement, and copies of all such consents and approvals shall have been delivered to Purchaser; provided that notwithstanding the failure to obtain any consent from the appropriate Bond issuer or indenture trustee with respect to the transfers of Equity Interests hereunder corresponding to the Property known as Park at Landmark Apartments or the Property known as SunBrook Apartments, in the event of such failure, Purchaser agrees to proceed hereunder in acquiring the ownership interests in the entities owning such Equity Interests, and Fund and Realty agree to sell to Purchaser such ownership interests; and further provided that notwithstanding the failure to obtain the consent of the shareholders of Fountain Head Acquisition Corp. or of the general partner of Pine Club Phase II, Ltd. with respect to the transfers of the Fund Equity Interests in such entities, Purchaser agrees to proceed hereunder in acquiring the other Equity Interests and in consummating the transactions contemplated by the Bond Purchase Agreement and Fund and Realty agree to proceed to sell the other Equity Interests to Purchaser and to consummate the transactions contemplated by the Bond Purchase Agreement and there shall be no purchase price adjustment and the provisions of Section 5.5 hereof shall apply.

        (e) Fund shall have obtained the consent of the holders of the requisite percentage of the issued and outstanding Assigned Benefit Certificates of the limited partner of the Fund in order to consummate the sale of the Fund Equity Interests as contemplated by this Agreement.

        (f) All of the conditions precedent to Purchaser's obligations to consummate the transactions contemplated by the Bond Purchase Agreement shall have been satisfied (other than the condition that all of the conditions to Purchaser's obligations to consummate the transactions contemplated by this Agreement have been satisfied) and Fund and Realty are ready, willing and able to comply with their obligations under, and to consummate the transactions contemplated by, the Bond Purchase Agreement.

        (g) None of the following events (each a "MATERIAL ADVERSE CHANGE") shall have occurred during the period beginning on the Due Diligence Commencement Date and ending on the Closing Date: (i) a substantial casualty loss or environmental contamination affecting one or more of the Properties, or (ii) the taking of a substantial portion of one or more of the Properties under the power of eminent domain.

    Section 4.2. CONDITIONS TO FUND'S AND REALTY'S OBLIGATIONS. Pursuant to the terms of Section 4.3 hereof, Fund's obligation to sell Fund Equity Interests and Realty's obligation to sell Realty Equity Interests under this Agreement shall be contingent and specifically conditioned upon the following:

        (a) Fund shall obtain the consent of the requisite percentage of the issued and outstanding Assigned Benefit Certificates of the limited partner of the Fund to consummate the sale of the Fund Equity Interests as contemplated by this Agreement.

        (b) Purchaser shall have complied in all material respects with all of the covenants, agreements and conditions required by this Agreement to be complied with by Purchaser prior to or as of the Closing.

        (c) All of the representations and warranties of Purchaser set forth in this Agreement, except as set forth in SCHEDULE F hereto, shall be true and correct at and as of the Closing in all material respects, as though such representations and warranties were made at and as of the Closing.

        (d) All of the conditions to Fund's and Realty's obligations to consummate the transactions contemplated by the Bond Purchase Agreement shall have been satisfied (other than the condition that all of the conditions to Fund's and Realty's obligations to consummate the transactions contemplated by this Agreement have been satisfied) and Purchaser is ready, willing and able to comply with its obligations under, and to consummate the transactions contemplated by, the Bond Purchase Agreement.

    Section 4.3. TERMINATION FOR FAILURE TO SATISFY CONDITIONS. If any of the conditions precedent described in Section 4.1 (other than subsections (e) and (g)) are not satisfied as of June 30, 1998, the Purchaser shall have the option
(i) to terminate this Agreement by giving notice thereof to Fund and Realty, in which case the Fund Deposit and Realty Deposit and all interest earned thereon shall be refunded to Purchaser and thereafter no party hereto shall have any liability hereunder or (ii) to waive such condition and proceed to Closing. If the condition precedent described in Section 4.1(g) is not satisfied as of the Closing Date with respect to one or more Properties, Purchaser shall have the option (i) to be relieved of its obligation to purchase the Equity Interests in the Entity or the Operating Entity, as the case may be, which owns the Property affected by such Material Adverse Change, in which case the pro rata share of the Fund Deposit and Realty Deposit (based upon the same proportion as the outstanding principal balance of the Bond or Bonds secured by such Property or Properties bears to the total outstanding principal balance of all of the Bonds being purchased pursuant to the Bond Purchase Agreement) and the interest earned thereon allocable to the Equity Interest in the Entity or the Operating Entity, as the case may be, which owns the Property affected by the Material Adverse Change, shall be refunded to the Purchaser; PROVIDED THAT Purchaser's obligation to purchase the remaining Equity Interests shall not be affected thereby, or (ii) to waive such condition and proceed to Closing. If the condition precedent described in Sections 4.1(e) and 4.2(a) is not satisfied as of June 30, 1998, as such date may be extended by mutual agreement of the parties as set forth in Section 2.1 hereof, then Purchaser or Fund shall have the option to terminate this Agreement by giving written notice thereof to the other parties hereto, in which case the Fund Deposit and Realty Deposit and the interest earned thereon shall be refunded to Purchaser, and Fund shall pay to Purchaser the amount of any reasonable third party expenses (except that any lender's or lender's counsel fees shall be deemed reasonable) and other verifiable costs and expenses (including overhead costs), in each case incurred by Purchaser in connection with this Agreement; PROVIDED, HOWEVER, that the total amount that Fund shall be obligated to pay to Purchaser pursuant to this sentence, together with all amounts payable by Fund pursuant to the third sentence of Section 5.3 of the Bond Purchase Agreement, shall not exceed an aggregate amount equal to $2,000,000, and thereafter no party hereto shall have any further liability hereunder. If any of the conditions precedent described in Sections 4.2(b), 4.2(c) or 4.2(d) (based on Purchaser's default in any representation, warranty or covenant, in the case Section 4.2(d)) is not satisfied as of June 30, 1998, then Fund and Realty shall have the option (i) to terminate this Agreement by giving notice thereof to Purchaser, in which case the Fund Deposit and all interest earned thereon may be retained by Fund, and the Realty Deposit and all interest earned thereon may be retained by Realty, as liquidated damages as provided in Article VI, and thereafter no party hereto shall have any further liability hereunder or (ii) to waive such conditions and proceed to Closing.

                                   ARTICLE V
                        ADDITIONAL COVENANTS OF PARTIES

    Section 5.1. OPERATING PROPERTIES BEFORE CLOSING. Until the Closing Date, Fund and Realty shall continue to cause, to the extent that their Equity Interests permit, the Operating Entities to operate the Properties owned by the Operating Entities in a commercially reasonable manner consistent with past practice and in compliance with the Bond Documents. From and after the Closing, Fund and Realty shall have no further obligations with respect to the operation of the Properties owned by the Operating Entities.

    Section 5.2. CERTAIN PAYMENTS.

        (a) If Purchaser exercises its option pursuant to Section 4.3 to purchase an Equity Interest in an Entity which owns or is related to an entity that owns a Property affected by a Material Adverse Change consisting of a casualty to, or condemnation of, a Property, Purchaser shall receive a credit against the Fund Purchase Price and the Realty Purchase Price equal to the amount of the proceeds, if any, received by the Fund and Realty, respectively (other than in their capacity as "Seller" or "Servicer" as such terms are defined in the Bond Purchase Agreement) prior to the Closing Date as a result of such Material Adverse Change, provided that the amount of the credit afforded to Purchaser by this Section 5.2(a) shall not be in excess of the portion of the sum of the Fund Purchase Price and Realty Purchase Price allocated to such Property or Properties, which shall be deemed to be that portion of the sum of the Fund Purchase Price and Realty Purchase Price that bears the same proportion to the sum of the total Fund Purchase Price and total Realty Purchase Price as the outstanding principal balance of the Bond or Bonds secured by such Property or Properties bears to the total outstanding principal balance of all of the Bonds. In such event, Fund's and Realty's rights to any insurance proceeds shall be assigned to Purchaser and, with respect to any and all payments received by Fund or Realty on or after the Closing Date for which Purchaser is entitled to a credit under this Section 5.2 on account of any Equity Interest (but as to which Purchaser did not receive a credit because such payments were not received prior to the Closing Date), Fund and Realty shall remit such payments to Purchaser in immediately available funds promptly after receipt.

        (b) AMOUNTS IN RESPECT OF BANKRUPTCIES. With respect to amounts held with respect to an Equity Interest by a bankruptcy court, bankruptcy trustee, bankruptcy debtor-in-possession, receiver in foreclosure or similar third party, Fund's and Realty's interest in same to the extent applicable to the period on and after the Effective Date shall be assigned to Purchaser and, if any portion thereof is received by Fund or Realty (other than in their capacities as "Seller" and "Servicer," as such terms are defined in, and pursuant to, the Bond Purchase Agreement), it shall be paid or credited to Purchaser promptly after receipt; provided that the amount paid or credited to Purchaser shall not be in excess of the portion of the sum of the Fund Purchase Price and Realty Purchase Price allocated to such Property or Properties which shall be deemed to be that portion of the sum of the Fund Purchase Price and Realty Purchase Price that bears the same proportion to the sum of the total Fund Purchase Price and total Realty Purchase Price as the outstanding principal balance of the Bond or Bonds secured by such Property or Properties bears to the total outstanding principal balance of all of the Bonds.

        (c) FURTHER ADJUSTMENTS. In the event any of the adjustments required to be made under this Agreement is not determined at Closing, the parties shall make such calculations and adjustments promptly after such adjustment can be determined.

    Section 5.3. ACCESS TO PROPERTIES. Subject to the last sentence of this
Section 5.3, Purchaser, its officers, employees, agents and contractors (all of whom shall be considered "Purchaser" for purposes of this Section) shall not enter any of the Properties before the Closing for any purpose without Fund's or Realty's prior approval, not to be unreasonably withheld or delayed. If Fund or Realty permits Purchaser to have access to a Property, (i) Purchaser shall not interfere with the use and enjoyment of such Property by the tenants of such Property or others and (ii) Purchaser shall indemnify, defend and hold Fund and Realty harmless from and against any and all claims, liabilities, damages and costs (including reasonable attorneys' fees) arising directly or indirectly from Purchaser's entry onto such Property, except those which arise out of the gross negligence or willful misconduct of Fund and Realty. Fund and Realty hereby agree to deliver to Purchaser no later than December 15, 1997 a detailed list of the personal property located at the Properties known as Park at Landmark Apartments and SunBrook Apartments, which list shall be updated and reconfirmed in all material respects at Closing. It is hereby agreed that prior to the Closing Date, Purchaser will have access to the Properties known as Park at Landmark Apartments and SunBrook Apartments for the purpose of conducting, at its sole expense, marketing, engineering and environmental studies (to aid in its operation of such Properties following the Closing Date) and to inspect the personal property at said Properties; PROVIDED, HOWEVER, that neither the results of the foregoing, nor Purchaser's satisfaction therewith, shall be deemed to give rise to a condition precedent to Purchaser's obligation to perform its obligations hereunder, except to the extent expressly provided in
Section 4.1; and provided further that, in the event that the value of the personal property located at either of the Properties known as the Park at Landmark Apartments or SunBrook Apartments on the Closing Date ("Value A") is more than $25,000 less than the value of the respective personal property listed on the schedule dated December 15, 1997 ("Value B"), then the Purchaser shall receive a credit against the total of the sum of the Fund Purchase Price and the Realty Purchase Price equal to the excess of either Value B over the related Value A.

    Section 5.4. CONFIDENTIALITY AGREEMENT. Purchaser previously executed a confidentiality agreement (as amended from time to time, the "Confidentiality Agreement") in which it agreed, among other things, to keep certain information regarding the Equity Interests and Properties confidential. Purchaser shall continue to be bound by the Confidentiality Agreement after the Effective Date, and all of the terms and conditions of the Confidentiality Agreement are incorporated herein by reference and shall continue in full force and effect. Fund and Realty shall use reasonable efforts to enforce the terms and provisions of each Confidentiality Agreement signed by an unsuccessful bidder for the Bonds and/or Equity Interests.

    Section 5.5. TRANSFER OF EQUITY. Fund and Realty agree to use all reasonable efforts to effect the transfers of Equity Interests to Purchaser as contemplated in this Agreement. In the event Fund cannot obtain all consents, or otherwise effect any other requirements of transfer, at or before Closing with respect to the Equity Interests in Fountain Head Acquisition Corp. and/or the Equity Interests in Pine Club Phase II, Ltd., then Fund, as the owner of the retained Equity Interests, agrees to act in accordance with the directions of Purchaser (but not in violation of applicable law or any document, agreement, instrument, judgment, decree, or order to which Fund is a party or its assets are subject or by which Fund is bound, or requiring the expenditure of any money) in voting, exercising control, or otherwise acting with respect to such retained Equity Interests.

    Section 5.6. RELEASE OF FUND AND REALTY. Except as set forth in Section 6.2 of this Agreement, Purchaser hereby releases and forever discharges Fund and Realty, and their respective servants, directors, officers, employees, successors, assigns and affiliates (all such persons being collectively referred to as the "Related Persons"), of and from any and all causes of action, claims, demands and remedies of whatsoever kind and nature that Purchaser has or may in the future have against the Fund or Realty or any Related Persons, and in any manner on account of, arising out of or related to the Equity Interests purchased hereunder.

    Section 5.7 TITLE INSURANCE. Promptly after the Effective Date, Purchaser shall use its reasonable efforts to obtain, at its expense, policies of, or commitments for, title insurance with respect to the Properties securing the Bonds.

                                   ARTICLE VI
                             REMEDIES UPON DEFAULT

    Section 6.1. DEFAULT BY PURCHASER.

        (a) DEFAULT BEFORE CLOSING. If (i) Purchaser shall fail to purchase the Equity Interests in accordance with this Agreement for any reason, other than after termination of this Agreement by Purchaser pursuant to Section
    4.3 or pursuant to any other right of termination expressly provided herein for Purchaser's benefit ("PURCHASER'S FAILURE TO CLOSE") or (ii) Purchaser is ready, willing and able to purchase the Equity Interests but Purchaser defaults in any material respect in the performance of any of its other obligations under this Agreement or breaches in any material respect any of its representations or warranties set forth herein, and such default or breach is not cured or waived prior to Closing ("PURCHASER'S PRE-CLOSING DEFAULT"), then in either case Purchaser agrees that it shall be liable to Fund and Realty for damages incurred by Fund and Realty by reason of Purchaser's Failure to Close or Purchaser's Pre-Closing Default but that the amount of such damages is not ascertainable. Therefore, such damages shall be agreed as a liquidated amount to be equal to the Fund Deposit and Realty Deposit and all interest earned thereon. Forfeiture of the Fund Deposit and the Realty Deposit and interest earned thereon shall be Fund's and Realty's sole and exclusive remedy for the Purchaser's Failure to Close or for Purchaser's Pre-Closing Default, Fund and Realty hereby waiving any and all other remedies. Upon payment of the Fund Deposit and the Realty Deposit and interest earned thereon to Fund and Realty pursuant to the preceding sentence, this Agreement shall terminate and no party shall have any further liability hereunder. If Fund and Realty elect to proceed to Closing notwithstanding Purchaser's Pre-Closing Default, as provided in Section 4.3, Purchaser's Pre-Closing Default shall be deemed waived.

        (b) INDEMNIFICATION COVENANTS OF PURCHASER. In the event the Closing is consummated, Purchaser shall indemnify, save and keep Fund and Fund's partners and Realty and each of their respective shareholders, partners, directors, officers, employees, and other affiliates and their respective successors and assigns harmless against and from all liabilities, demands, claims, actions, causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' and expert witness fees, alleged against, sustained or incurred by any such persons as a result of or arising out of or by virtue of all debts, liabilities and obligations arising from business done by Purchaser, transactions entered into by Purchaser, and acts or omissions of Purchaser after the Closing with respect to any Equity Interests, either of the Properties known as Park at Landmark Apartments and SunBrook Apartments and, to the extent that the ownership of the related Equity Interests permits, each of the other Properties, and the operation of any of the Entities, including the Operating Entities relating to either of the properties known as Park at Landmark Apartments and SunBrook Apartments and, to the extent that the ownership of the related Equity Interests permits, each of the other properties, and from the breach by Purchaser of any of the representations or warranties of Purchaser or any of the covenants, obligations or agreements set forth in this Agreement, or in the documents and instruments executed in connection herewith, to be performed by Purchaser after the Closing. The parties hereto agree that Purchaser's indemnification obligations under this Section 6.1(b) shall include any federal or state income tax liability of Fund or any of its partners with respect to the period during which the Fund owned the Bonds secured by the Properties known as SunBrook Apartments and the Park at Landmark Apartments, which tax liability arises from the actions or omissions of Purchaser in connection with the operation of such Property or Properties or the related Entities or Operating Entities by Purchaser on or after the Closing Date.

        (c) INDEMNIFICATION PROCEDURES. The indemnification procedures set forth in Section 7.1(c) of the Bond Purchase Agreement shall be followed in connection with any claim for indemnification under this Article VI.

    Section 6.2. DEFAULT BY FUND AND/OR REALTY.

        (a) DEFAULT BEFORE CLOSING. If (i) Fund and Realty fail to sell the Equity Interests to Purchaser in accordance with this Agreement, other than after termination of this Agreement by Fund and/or Realty pursuant to
    Section 4.3 or pursuant to any other right of termination provided herein for Fund's or Realty's benefit ("FUND'S/REALTY'S FAILURE TO CLOSE"), or (ii) Fund and Realty are ready, willing and able to sell the Equity Interests to Purchaser, but either of them defaults in any material respect in the performance of any of its other respective obligations under this Agreement or breaches in any material respect any of its respective representations or warranties set forth herein, and such default or breach is not cured prior to the Closing ("FUND'S/REALTY'S PRE-CLOSING DEFAULT"), Purchaser's sole and exclusive remedy for Fund's/Realty's Failure to Close or Fund's/Realty's Pre-Closing Default shall be to terminate this Agreement and receive a refund of the Fund Deposit and the Realty Deposit and all interest earned thereon, plus payment by Fund of all reasonable third party expenses (except that any lender's counsel and other lender's fees shall be deemed reasonable), but no other costs or expenses (including overhead costs), incurred by Purchaser in connection with this Agreement; PROVIDED, HOWEVER, that the total amount that Fund shall be obligated to pay to Purchaser pursuant to this sentence, together with all amounts payable by Fund pursuant to the first sentence of Section 7.2(a)(1) of the Bond Purchase Agreement, shall not exceed an aggregate amount equal to $1,250,000 (unless Purchaser shall have terminated this Agreement as a result of the failure of the condition precedent to Purchaser's obligation to consummate the transaction contemplated hereby set forth in Section 4.1(e) hereof, in which case such amount shall be increased to $2,000,000 as set forth in Section
    4.3 hereof). Upon Purchaser's receipt of the Fund Deposit and the Realty Deposit and interest earned thereon, plus payment of all reasonable third party expenses incurred by Purchaser in connection with this Agreement as set forth, and subject to the limitations contained in the preceding sentence, this Agreement shall terminate and none of the parties hereto shall have any further liability hereunder. If Purchaser elects to proceed to the Closing notwithstanding Fund's/Realty's Pre-Closing Default, as provided in Section 4.3, Fund's/Realty's Pre-Closing Default shall be deemed waived.

        (b) INDEMNIFICATION COVENANTS OF FUND AND REALTY. (1) In the event the Closing is consummated, the Fund and Realty shall indemnify, save and keep Purchaser and its respective shareholders, partners, directors, officers, employees, agents and other affiliates harmless against and from all liabilities, demands, claims, actions, causes of actions, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' and expert witness fees, alleged against, sustained or incurred by such persons to the extent set forth, but only to the extent set forth in Sections 7.2(b), 7.2(c), 7.2(d) and 7.2(e) of the Bond Purchase Agreement.

    (2) Fund and Realty agree to indemnify, save, and hold Purchaser and its shareholders, partners, directors, employees, agents, and other affiliates harmless from and against all liabilities, demands, claims, actions, causes of action, judgments, decrees, assessments, losses, fines, penalties, costs, damages, and expenses, including reasonable attorneys' and expert witness fees, alleged against, sustained, or incurred by any of such persons or entities, or any affiliated entity owning the Property known as Park at Landmark Apartments or the Property known as SunBrook Apartments, due to facts, circumstances, actions, or events, whether actual or alleged, occurring, existing, or arising at any time prior to the Closing hereunder; provided, however, that the foregoing indemnification obligations of Fund and Realty shall be subject to and limited by the terms and provisions of Sections 7.2(b), 7.2(c), 7.2(d), and 7.2(e) of the Bond Purchase Agreement, including, in particular, but not without limitation, the limitation on the aggregate amount for which Fund and Realty may be held liable for any and all claims in connection with the transactions contemplated hereby and by the Bond Purchase Agreement as set forth in Section 7.2(d) of the Bond Purchase Agreement; and further provided, that the foregoing indemnification obligation shall apply only to such facts, circumstances, actions, or events, whether actual or alleged, which first shall have become known to Purchaser, and of which Purchaser shall have notified Fund and Realty in writing, within nine (9) months after the Closing Date or, in the event that the Closing does not occur prior to April 1, 1998, then which first shall have become known to Purchaser, and of which Purchaser shall have notified Fund and Realty in writing, within one (1) year after the Closing Date.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

    Section 7.1. NOTICES. Any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be delivered or sent by registered or certified mail, return receipt requested in a prepaid envelope, by overnight mail or courier, or by facsimile transmission, to the address set forth below or such other addresses as such party shall hereafter specify in writing in accordance with this Section:

    If to Fund:

       Mr. Ronald J. DiPietro
       Dean Witter/Coldwell Banker Tax
         Exempt Mortgage Fund, L.P.
       2 World Trade Center
       New York, New York 10048
       Fax: 212-392-3123

    If to Realty:

       Mr. William B. Smith
       Dean Witter Realty Inc.
       2 World Trade Center
       New York, New York 10048
       Fax: 212-392-3123

    In each case with a copy to:

       Victor J. Paci
       Bingham Dana LLP
       150 Federal Street
       Boston, Massachusetts 02110
       Fax: 617-951-8736

    If to Purchaser:

       Capital Apartment Properties, Inc.
       Attention: Richard L. Kadish
       11200 Rockville Pike, Suite 400
       Rockville, Maryland 20852
       Fax: 301-468-8391

    with a copy to:

       Harlan P. Cohen
       Locke Purnell Rain Harrell (A Professional Corporation)
       2200 Ross Avenue, Suite 2200
       Dallas, Texas 75201
       Fax: 214-740-8800

    Such notice or other communication shall be deemed to have been given (i) when delivered, if sent by registered or certified mail, facsimile transmission or delivered personally, or (ii) on the business day following delivery to the
U. S. Postal Service or courier if sent by overnight mail or overnight courier.

    Section 7.2. CLOSING EXPENSES. Except as otherwise provided herein, whether or not the transactions contemplated hereunder are completed, Purchaser, Fund and Realty shall each be responsible for the payment of its own closing expenses and its expenses in negotiating and carrying out its obligations under this Agreement, including without limitation the costs of its respective counsel.

    Section 7.3. SEVERABILITY. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision of this Agreement is unlawful, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect and shall be binding upon the parties.

    Section 7.4. HEADINGS. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

    Section 7.5. GOVERNING LAW. The parties agree that this Agreement shall be construed, and the rights and obligations of the parties under the Agreement shall be determined, in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

    Section 7.6. ASSIGNMENTS; BINDING EFFECT. The Purchaser shall not assign or delegate any of its obligations under this Agreement without the express written consent of Fund and Realty, but may assign any of its rights under this Agreement to purchase the Fund Equity Interests and the Realty Equity Interests without the written consent of Fund or Realty; PROVIDED THAT notwithstanding an assignment pursuant to this Section 7.6 of any of the Purchaser's rights under this Agreement to purchase the Fund Equity Interests and Realty Equity Interests, the Purchaser shall not be relieved of its obligations under this Agreement as a result thereof.

    Section 7.7. SURVIVAL. Fund, Realty and Purchaser agree that the covenants contained in this Agreement shall survive the Closing, except as otherwise expressly provided herein, and shall be independently enforceable.

    Section 7.8. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including any addenda, attachments, exhibits and schedules referred to herein and attached hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, representations and understandings of the parties, written or oral, except for the Bond Purchase Agreement and the Confidentiality Agreement, each of which is incorporated herein and shall continue in full force and effect.

    Section 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

    Section 7.10. CONSTRUCTION. Unless the context requires otherwise, singular nouns and pronouns used herein shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

    Section 7.11. WAIVER. No waiver by any party of another party's breach of any term, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition of this Agreement. In addition, no waiver by Fund or Realty or Purchaser of any condition prior to Closing is enforceable unless in writing.

    Section 7.12. CONSENTS AND APPROVALS. Wherever this Agreement requires or permits the consent or approval of a party or provides that certain action may not be taken unless another party otherwise agrees, each such consent, approval or agreement shall be in writing, shall be signed by the party from whom the consent, approval or agreement is sought and, unless otherwise provided herein, may be withheld by such party in its sole discretion.

    Section 7.13. TIME OF THE ESSENCE. Time shall be of the essence with respect to the performance of the parties' obligations hereunder, the satisfaction of all conditions to a party's obligations and all of the other provisions of this Agreement.

    Section 7.14. FURTHER ASSURANCES. Each party shall execute and deliver to the other party such documents, instruments and agreements and shall use its best efforts and take such other actions as may be necessary or reasonably requested by the other party to satisfy or cause the satisfaction of all of the conditions precedent to the other party's obligations hereunder and to consummate the transactions contemplated herein or to confirm or effectuate the sale of the Equity Interests.

    Section 7.15. WAIVER OF JURY TRIAL. To the extent permitted by law, each party hereto waives any right it may have to a trial by jury in any action or proceeding to enforce this Agreement or otherwise relating to this Agreement, whether such action or proceeding is instituted by Fund, Realty, Purchaser or any other party.

    Section 7.16. PROPERTY MANAGEMENT. Fund and Realty agree that, on and after the Closing Date, Purchaser or its designee will become manager of the Properties known as Park at Landmark Apartments and SunBrook Apartments.

    WITNESS the following signatures.

                                              FUND:

                                              DEAN WITTER/COLDWELL
                                              BANKER TAX EXEMPT
                                              MORTGAGE FUND, L.P.

                                              By:        TEMPO-GP, Inc.,
                                                           its General Partner

                                              By:        -----------------------------------------

                                              Title: ---------------------------------------

                                              REALTY:

                                              DEAN WITTER REALTY INC.

                                              By:        -----------------------------------------

                                              Title: ---------------------------------------

                                              PURCHASER:

                                              CAPREIT ACQUISITION CORP.

                                              By:        -----------------------------------------
                                                           Richard L. Kadish, President

                                              Title: ---------------------------------------

                         [Bingham Dana LLP Letterhead]

                                                                       EXHIBIT D

                               December 29, 1997

Holders of Assigned Benefit Certificates of
Tempo-LP, Inc.
c/o Tempo-GP, Inc.
Two World Trade Center
New York, New York 10048

    Re: Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P.

Ladies and Gentlemen:

    In connection with the solicitation by Tempo-GP, Inc., the general partner (the "General Partner") of Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P. (the "Partnership"), of the consent of the holders of the Assigned Benefit Certificates of the limited partner of the Partnership (the "ABC Holders") to the sale by the Partnership of substantially all of the Partnership's assets and the subsequent dissolution and liquidation of the Partnership (the "Transaction"), and pursuant to Section 10.03 of the Partnership's Agreement of Limited Partnership dated as of August 20, 1986 (the "Partnership Agreement"), we have been requested by the General Partner to provide our opinion to the ABC Holders as to the consequences of such consent with respect to certain matters under the Delaware Revised Uniform Limited Partnership Act and the Internal Revenue Code of 1986, as amended. Each capitalized term used but not otherwise defined herein shall have the respective meaning ascribed to that term in the Partnership Agreement.

    For the purposes of this opinion, we have examined and relied upon the following instruments:

        (i) the Partnership Agreement; and

        (ii) such other instruments and documents as we have deemed necessary or appropriate for the purposes of this opinion.

    In our examination we have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the capacity, power, legal competence (as to individuals) and authority of each party executing a document to so execute such document. As to all facts material to the opinions set forth below (including factual conclusions and characterizations) we have relied entirely upon representations contained in the documents examined for the purposes of this opinion and made by representatives of the Partnership and the General Partner and have assumed, without independent inquiry, the accuracy of such representations.

    This opinion is limited solely to the Delaware Revised Uniform Limited Partnership Act, as applied by courts located in Delaware, and the Internal Revenue Code of 1986, as amended, to the extent that the same may be applicable, and does not cover matters arising under the laws of any other jurisdiction. No opinion is given as to the choice of law or internal substantive rules of law that any tribunal may apply to the transactions referred to herein. The opinions set forth herein are based upon applicable law as of the date of this opinion, and we assume no obligation to update any advice set forth herein to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

    With respect to our advice concerning the effect of the Transaction on the Partnership's status as a partnership for federal income tax purposes as set forth in paragraph (i) below, it is not possible to predict with certainty how federal income tax law will develop or how the courts will decide various issues if they are litigated. In addition, our opinion is not binding on the Internal Revenue Service (the "IRS") or the courts. Furthermore, changes in tax law may be made as a result of court decisions, regulatory actions, or new enactments, and these changes may be applied retroactively to the Transaction. We undertake no responsibility to advise you of any such changes or of changes in facts of which we may become aware, and disclaim any such responsibility. Accordingly, even as to those issues on which we have given our opinion, there can be no assurance that the law will not change, possibly with retroactive effect, or that the IRS will not raise a challenge or that the IRS will not ultimately succeed in such challenge. No opinion is given as to any state, local, or foreign consequences of the Transaction on the Partnership's status as a partnership for federal income tax purposes.

    With respect to our opinion concerning the personal liability of the ABC Holders as set forth in paragraph (ii) below, very little authority exists under the Delaware Revised Uniform Limited Partnership Act and its predecessor as to what constitutes participation in control of partnership business. Under the Partnership Agreement, the limited partner of the Partnership, acting at the direction of the ABC Holders, may approve or disapprove the sale of all or substantially all of the Partnership's assets in one transaction or in a related series of transactions and the dissolution of the Partnership. While neither the existence nor the exercise of such rights should constitute participation in control of the business of the Partnership and the Delaware Revised Uniform Limited Partnership Act indicates that consenting to the sale of any asset or assets of a limited partnership and the dissolution and winding up of a limited partnership does not constitute participation in the control of the business of the Partnership, in the absence of direct precedents, the matter is not free from doubt and it is possible that a court could disagree with our opinion.

    Based upon and subject to the foregoing, it is our opinion that:

        (i) Assuming that the Partnership is taxable as a partnership, as defined in Sections 7701(a)(2) and 761(a) of the Internal Revenue Code of 1986, as amended, and not as an association taxable as a corporation, the status of the Partnership as a partnership for federal income tax purposes will not be materially affected as a result of the Transaction, except as set forth in clause (iii) below.

        (ii) Assuming the ABC Holders are treated as limited partners of a partnership, a limited partner is not liable for the obligations of a limited partnership unless he or she participates in the control of the business of the Partnership. Consenting to the sale of the assets of the Partnership and the dissolution and winding up of the Partnership should not constitute participation in the control of the business of the Partnership. As a result, the ABC Holders should not be treated as having any liability as a general partner with respect to the liabilities or obligations of the Partnership as a result of the ABC Holders' consent to the Transaction or the consummation of the Transaction, except for liability imposed by the Delaware Revised Uniform Limited Partnership Act for the amount of the distribution to each ABC Holder upon dissolution and liquidation of the Partnership if such ABC Holder knew at the time of such distribution that, after giving effect to such distribution, the liabilities of the Partnership exceed the fair value of the assets of the Partnership, provided that such liability terminates three years after the date of such distribution.

       (iii) The consummation of the Transaction will result in the dissolution, liquidation and termination of the Partnership.

    This opinion is rendered to you for your benefit and may not be delivered to, or relied upon by, any other party without our prior written consent and may not be relied upon by you in connection with any other transaction.

                                Very truly yours,

                                /s/ BINGHAM DANA LLP
                                ---------------------------------------------
                                BINGHAM DANA LLP

              DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.
                                TWO WORLD TRADE CENTER
                               NEW YORK, NEW YORK 10048
                   ASSIGNED BENEFIT CERTIFICATE HOLDER CONSENT FORM

The undersigned by signing below hereby represents and warrants to and for the benefit of Dean Witter/Coldwell Banker Tax Exempt Mortgage Fund, L.P. (the "Partnership") and Tempo -- GP, Inc. (the "General Partner") as follows:

(i) the undersigned has, if the undersigned is a natural person, the capacity, or, if the undersigned is not a natural person, the legal power and authority, to execute this Consent Form, and this Consent Form is valid and binding upon the undersigned;
(ii) the execution and delivery of this Consent Form do not and will not violate or conflict with any law, regulation, or judgment applicable to the undersigned or any contract to which the undersigned is a party, or, if the undersigned is not a natural person, any organizational document of the undersigned;
(iii) if the undersigned is not a natural person, it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; and
(iv) the undersigned has been provided with a copy of the Information Statement of Tempo -- GP, Inc. dated December 29, 1997 (the "Information Statement") and has carefully reviewed the same.

The undersigned also acknowledges that (i) in the event the Sale (as defined in, and more fully described in, the Information Statement) is not consummated for any reason, the General Partner may agree to a Substitute Sale (as defined in, and more fully described in, the Information Statement) in accordance with the terms and conditions set forth in the Information Statement, and (ii) after consummation of the Sale or a Substitute Sale described in the Information Statement, the Partnership will dissolve, liquidate and terminate, as set forth in the Information Statement (the "Dissolution").

This Consent Form may be withdrawn by the undersigned by written notice received by the General Partner not later than the close of business on the last day on which Consent Forms may be delivered to the General Partner as stated in the Information Statement.

    IMPORTANT -- THIS CONSENT FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

            PLEASE MARK
 /X/        AS IN THIS
            EXAMPLE


      THIS CONSENT IS BEING SOUGHT BY THE BOARD OF DIRECTORS OF TEMPO-GP, INC.,                         WITHHOLDS
      THE GENERAL PARTNER OF DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.    CONSENTS      CONSENT      ABSTAINS
                                                                                              TO           FROM         FROM
      The undersigned, being a holder of the Assigned Benefit Certificates (the
      "ABCs") of Tempo-LP, Inc., a Delaware corporation and the limited partner of the       /  /          /  /         /  /
      Partnership, hereby (CHECK ONE BOX ONLY):

      the sale of the Partnership's assets pursuant to the Sale, or a Substitute Sale, and the Dissolution,
      substantially on such terms as set forth in the Information Statement, with such changes therein as the General Partner may, in its discretion, determine necessary or appropriate and in the best interests of the
      ABC Holders (as defined in the Information Statement), so long as such changes do not alter the terms of the Transaction (as defined in the Information Statement) from the description thereof in the Information
      Statement in a manner that is material and adverse to the ABC Holders.

      THIS CONSENT FORM REVOKES ALL PRIOR CONSENT FORMS GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE GIVEN
      EFFECT BY TEMPO-LP, INC. ON BEHALF OF THE LIMITED PARTNERSHIP INTERESTS ASSIGNED TO THE UNDERSIGNED IN THE MANNER
      DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, TEMPO-LP, INC. WILL GIVE
      EFFECT TO THIS CONSENT BY CONSENTING TO THE PROPOSAL ON BEHALF OF THE LIMITED PARTNERSHIP
      INTERESTS ASSIGNED TO THE UNDERSIGNED.

                                                      Dated  _________________, 1998

                                                      PLEASE SIGN NAME EXACTLY AS IT APPEARS ON THE PARTNERSHIP'S
                                                      RECORDS. IF ABCS ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.
                                                      EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND
                                                      OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE
                                                      THE CAPACITY IN WHICH THEY SIGN. AN AUTHORIZED OFFICER MAY
                                                      SIGN ON BEHALF OF A CORPORATION AND SHOULD INDICATE THE NAME
                                                      OF THE CORPORATION AND HIS OR HER CAPACITY.

                                                      ____________________________________________________________
                                                      Signature

                                                      ____________________________________________________________
                                                      Signature if held jointly



  PLEASE MARK, DATE AND RETURN THIS CONSENT FORM PROMPTLY AND NO LATER THAN JANUARY 30, 1998
